As filed with the Securities and Exchange Commission on April 30, 2007

Registration No. 333-108525

811-21427

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

WRL FREEDOM PREMIER III VARIABLE ANNUITY

FORM N-4

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.  10

AND

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  11

SEPARATE ACCOUNT VA U

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 297-8468

Darin D. Smith

Western Reserve Life Assurance Co. of Ohio

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland, Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered:    Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2007 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                  pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

WRL FREEDOM PREMIER® III

VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA U

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Prospectus

May 1, 2007

This flexible premium deferred annuity policy has many investment choices. There is a separate account that provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Western Reserve Life Assurance Co. of Ohio (WRL). You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the WRL Freedom Premier® III Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2007. Please call us at (800) 851-9777 or write us at: Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the public reference room by calling the SEC at (800)-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

AEGON/TRANSAMERICA SERIES TRUST – SERVICE CLASS

Portfolio Construction Manager: Morningstar Associates, LLC

Asset Allocation – Conservative Portfolio

Asset Allocation – Growth Portfolio

Asset Allocation – Moderate Portfolio

Asset Allocation – Moderate Growth Portfolio

International Moderate Growth Fund

Subadvised by BlackRock Investment Management, LLC

BlackRock Large Cap Value

Subadvised by Capital Guardian Trust Company

Capital Guardian Value

Subadvised by ING Clarion Real Estate Securities

Clarion Global Real Estate Securities

Subadvised by Federated Equity Management Company

of Pennsylvania

Federated Market Opportunity

Subadvised by J.P. Morgan Investment Advisors, Inc.

JPMorgan Core Bond

Subadvised by J.P. Morgan Investment Management Inc.

JPMorgan Enhanced Index

Subadvised by ClearBridge Advisors, LLC

Legg Mason Partners All Cap

Subadvised by MFS® Investment Management

MFS High Yield

MFS International Equity

Subadvised by Columbia Management Advisors, LLC

Marsico Growth

Subadvised by Munder Capital Management

Munder Net50

Subadvised by Pacific Investment Management Company LLC

PIMCO Total Return

Subadvised by T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Subadvised by Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC.

Templeton Transamerica Global

Subadvised by Third Avenue Management LLC

Third Avenue Value

Subadvised by Transamerica Investment Management, LLC

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica Science and Technology

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Subadvised by Van Kampen Asset Management

Van Kampen Mid-Cap Growth

FIDELITY VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS 2

Managed by Fidelity Management & Research Company and Geode Capital Management, LLC as subadviser

Fidelity - VIP Index 500 Portfolio

PROFUNDS

Managed by ProFund Advisors LLC

ProFund VP Bull

ProFund VP Money Market

ProFund VP OTC

ProFund VP Short Small-Cap

ProFund VP Small-Cap

2

3

GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value—The policy value increased or decreased by any excess interest adjustment.

Administrative office— Our phone number is 1-800-851-9777. Our hours are Monday—Friday from 8:30 a.m. – 7:00 p.m. Eastern time.

Annuitant—The person on whose life any death benefit or annuity payments involving life contingencies will be based.

Annuity Commencement Date—The date upon which annuity payments are to commence. This date may be any date at least four years after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Cash Value—The adjusted policy value less any applicable surrender charge and rider fees (imposed upon partial withdrawal or surrender).

Excess Interest Adjustment—A positive or negative adjustment to amounts withdrawn, surrendered, transferred, or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by WRL since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon partial withdrawal, surrender, or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account—One or more investment choices under the policy that are part of WRL’s general assets and are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account which WRL may offer and into which premium payments may be paid or amounts transferred.

Mailing address—4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. All premium payments, loan repayments, correspondence and notices should be sent to this address.

Owner—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information provided to us to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•

gross partial withdrawals (partial withdrawal minus excess interest adjustments plus the surrender charge on the portion of the requested partial withdrawal that is subject to the surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year—A policy year begins on the policy date and on each policy anniversary thereafter.

Separate Account—Separate Account VA U, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Subaccount—A subdivision within the separate account, the assets of which are invested in specified underlying fund portfolios.

You (Your)—the owner of the policy.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Western Reserve Life Assurance Co. of Ohio (Western Reserve, WRL, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of WRL. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy currently offers subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers a minimum interest rate that we guarantee.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings under policies owned by individuals accumulate on a tax-deferred basis and are taxed as ordinary income when taken out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The amount you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

2.	PURCHASE

You can buy a nonqualified policy with $5,000 or more, and a qualified policy with $1,000 or more, under most circumstances. You must obtain prior company approval to purchase a policy with an amount less than the required minimum. You can add as little as $50 at any time during the accumulation phase.

3.	INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following underlying fund portfolios described in the underlying fund prospectuses:

Asset Allocation – Conservative Portfolio – Service Class

Asset Allocation – Growth Portfolio – Service Class

Asset Allocation – Moderate Portfolio – Service Class

Asset Allocation – Moderate Growth Portfolio – Service Class

International Moderate Growth Fund – Service Class

BlackRock Large Cap Value – Service Class

Capital Guardian Value – Service Class

Clarion Global Real Estate Securities – Service Class

Federated Market Opportunity – Service Class

JPMorgan Core Bond – Service Class

JPMorgan Enhanced Index – Service Class

Legg Mason Partners All Cap – Service Class

MFS High Yield – Service Class

MFS International Equity – Service Class

Marsico Growth – Service Class

Munder Net50 – Service Class

PIMCO Total Return – Service Class

T. Rowe Price Equity Income – Service Class

T. Rowe Price Small Cap – Service Class

Templeton Transamerica Global – Service Class

Third Avenue Value – Service Class

Transamerica Balanced – Service Class

Transamerica Convertible Securities – Service Class

Transamerica Equity – Service Class

Transamerica Growth Opportunities – Service Class

Transamerica Money Market – Service Class

Transamerica Science and Technology – Service Class

Transamerica Small/Mid Cap Value – Service Class

Transamerica U.S. Government Securities – Service Class

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Transamerica Value Balanced – Service Class

Van Kampen Mid-Cap Growth – Service Class

Fidelity – VIP Index 500 Portfolio – Service Class 2

ProFund VP Bull(1)

ProFund VP Money Market(1)

ProFund VP OTC(1)

ProFund VP Short Small-Cap(1)

ProFund VP Small-Cap(1)

(1)

The ProFunds portfolios permit frequent transfers and investors in these portfolios may bear the additional costs and investment risks of frequent transfers. These Portfolios will be available on or about July 1, 2007. Please contact us or your agent regarding their availability after July 1, 2007.

Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose. Past performance does not indicate future performance.

5.	EXPENSES

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 8.5% of premium payments partially withdrawn or surrendered within eight years after the premium is paid.

Partial withdrawals, surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account prior to the end of the guaranteed period option.

We deduct daily mortality and expense risk fees and administrative charges at an annual rate of 1.25% (if you do not choose an optional death benefit), or 1.30% (if you choose the “Return of Premium Death Benefit”), or 1.50% (if you choose the “Annual Step-Up Death Benefit”), or 1.55% (if you choose the “5% Annually Compounding Death Benefit”), or 1.65% (if you choose the “Double Enhanced Death Benefit”) from the assets in each subaccount.

During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial withdrawals, is at least $50,000.

Upon surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes (including any retaliatory tax), if applicable, which currently range from 0% to 3.50%.

If you elect the Initial Payment Guarantee rider when you annuitize, then there is a daily rider fee currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.

If you elect the Liquidity Rider, there is a fee equal to an annual rate of 0.50% of the daily net asset value in the subaccounts. This fee is only charged for the first four years.

If you elect the Beneficiary Earnings Enhancement – Extra II rider, there is an annual rider fee equal to 0.55% of the policy value.

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The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6.	ACCESS TO YOUR MONEY

You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies). Once each policy year you may generally take free of surrender charges each year up to the greater of:

•	10% of your premium payments; or

•	any gains in the policy.

Amounts withdrawn or surrendered in excess of this free amount may be subject to a surrender charge and an excess interest adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

The gains in the policy are the amount equal to the policy value, minus the sum of all premium payments, reduced by all prior partial withdrawals deemed to be from premium.

If you have policy value in the fixed account, you may take out any cumulative interest credited free of excess interest adjustments.

Access to amounts held in qualified policies may be restricted or prohibited by law or regulation.

Partial withdrawals and surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each payment.

8.	DEATH BENEFIT

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have questions.

If the sole owner and annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies.

When you purchase a policy you generally may choose one of the following optional guaranteed minimum death benefits:

•	Double Enhanced; or

•	5% Annually Compounding; or

•	Annual Step-Up; or

•	Return of Premium.

Charges are lower if you do not choose an optional guaranteed minimum death benefit.

After the policy is issued, a guaranteed minimum death benefit cannot be added and the death benefit selected cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is only paid to the beneficiary if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If

7

you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This policy has additional features that might interest you. These include but are not limited to, the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive are generally included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial payment. This feature is called the “Initial Payment Guarantee” (“IPG”). There is an extra charge for this rider.

•

You can elect an optional rider that reduces the number of years each premium payment is subject to surrender charges. You can only elect this rider at the time you purchase your policy. This feature is called the “Liquidity Rider.” There is an extra charge for this rider.

•

You can elect an optional rider that might pay an additional amount on top of the policy death benefit, in certain circumstances. This feature is called the “Beneficiary Earnings Enhancement – Extra II” (“BEE-Extra II”). There is an extra charge for this rider.

•

Under certain medically related circumstances, you may partially withdraw or surrender your policy value without a surrender charge and excess interest adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•

Under certain unemployment circumstances, you may partially withdraw or surrender your policy value free of surrender charges and excess interest adjustments. This feature is called the “Unemployment Waiver.”

•	You may generally make transfers and/or change the allocation of additional premium payments by telephone. We may restrict or eliminate this feature.

•

You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”

These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally at least 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid and accumulated gains or losses in the separate account (your premium payments are invested in your investment choices during the right to cancel period). Please note, we will not credit interest on amounts allocated to the fixed account if you return your policy for a refund during the right to cancel period. We will pay the refund within 7 days after we receive written notice of cancellation and the returned policy at our administrative and service office within the applicable period. The policy will then be deemed void.

No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

8

Who Should Purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.

State Variations. Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of the legal restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial Statements for WRL are in the SAI. Condensed financial information for the subaccounts (those in operation before January 1, 2007) is in Appendix A to this prospectus.

12.	INQUIRIES

If you need additional information or want to make a transaction, please contact us at:

Western Reserve Life Assurance Co. of Ohio

Administrative Office

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

You may check your policy at www.westernreserve.com. We cannot guarantee that you will be able to access this site.

Or write to us at our mailing address:

Western Reserve Life Assurance Co. of Ohio

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

Please send all premium payments, loan repayments, correspondence, and notices to the mailing address.

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ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES (1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Policy Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(2)	8.5%
Transfer Fee(3)	$0 -$10
Special Service Fee	$0 -$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge		$0 - $30 Per Policy
Separate Account Annual Expenses (as a percentage of average account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee(4)		1.10%
Administrative Charge		0.15%
Total Base Separate Account Annual Expenses		1.25%
Optional Separate Account Expenses:
Double Enhanced Death Benefit(5)		0.40%
5% Annually Compounding Death Benefit(6)		0.30%
Annual Step-Up Death Benefit(7)		0.25%
Return of Premium Death Benefit(8)		0.05%
Liquidity Rider(9)		0.50%
Premium Enhancement Rider(10)		0.25%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(11)		2.15%
Optional Rider Fees(12):
Beneficiary Earnings Enhancement – Extra II(13)		0.55%
Living Benefits Rider(14)		0.60%

	Single Life Option	Joint Life Option
Income Select for Life Rider – base benefit(15)	0.40%	0.60%
Additional Benefits available with the Income Select for Life Rider
Growth(16)	0.25%	0.50%
Death(16)	0.25%	0.20%
Income Enhancement(16)	0.15%	0. 30%
Total Income Select for Life Rider Fees with Highest Combination of Benefits	1.05%	1.60%

The next item shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2006 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(17):	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.35%	1.67%

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This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2006 and the base policy with the Annual Step-Up Death Benefit, Liquidity Rider, Premium Enhancement Rider, Beneficiary Earnings Enhancement – Extra II, and Income Select for Life with all additional benefits. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(18)	1 Year	3 Years	5 Years	10 Years
If the policy is surrendered at the end of the applicable time period	$1388	$2509	$3552	$6142
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy(19)	$623	$1879	$3102	$6142

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the Policies, see “Distributor of the Policies.”

(1)	The fee table applies only to the accumulation phase. During the income phase the fees may be different than those described in the Fee Table. See Section 5, Expenses.

(2)

The surrender charge, if any is imposed, applies regardless of how policy value is allocated among the investment choices. The surrender charge is decreased based on the number of years since the premium payment was made.

If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See Section 5, Expenses.

(3)

The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, we may charge a fee of $10 per transfer.

(4)	The mortality and expense risk fee shown (1.10%) is for the accumulation phase with no optional guaranteed minimum death benefit (also known as the Account Value Death Benefit).

(5)	The fee for the Double Enhanced Death Benefit (0.40%) is in addition to the mortality and expense risk and administrative fees.

(6)	The fee for the 5% Annually Compounding Death Benefit (0.30%) is in addition to the mortality and expense risk and administrative fees.

(7)	The fee for the Annual Step-Up Death Benefit (0.25%) is in addition to the mortality and expense risk and administrative fees.

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(8)	The fee for the Return of Premium Death Benefit (0.05%) is in addition to the mortality and expense risk and administrative fees.

(9)	The fee for the Liquidity Rider (0.50%) is in addition to the mortality and expense risk fee. This fee is only charged for the first four policy years.

(10)	The fee for the Premium Enhancement Rider (0.25%) (0.15% if the optional Liquidity Rider, which also has its own fee, is also elected) is in addition to the mortality and expense risk fee.

(11)	This reflects the base separate account expenses plus the fees for the Annual Step-Up Death Benefit, Liquidity Rider and Premium Enhancement Rider.

(12)	In some cases, riders to the policy are available that provide optional benefits that are not described in detail in this prospectus. There are additional fees (each year) for those riders.

(13)	The Beneficiary Earnings Enhancement-Extra II fee is 0.55% of the policy value. This fee is deducted only during the accumulation phase.

(14)

The fee is a percentage of the “principal back” total withdrawal base. The “principal back” total withdrawal base on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the “principal back” total withdrawal base is equal to: the “principal back” total withdrawal base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.

(15)	The fee is a percentage of the total withdrawal base.

(16)	This fee is a percentage of the total withdrawal base and is in addition to the Income Select for Life Rider base benefit fee.

(17)

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2006(unless otherwise noted) and was provided to WRL by the underlying fund portfolios, their investment advisers or managers, and WRL has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(18)	The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

(19)	You cannot annuitize before the fourth policy anniversary.

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1.	THE ANNUITY POLICY

This prospectus describes the WRL Freedom Premier® III Variable Annuity policy offered by Western Reserve Life Assurance Co. of Ohio.

An annuity is a contract between you, the owner, and an insurance company (in this case WRL), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity commencement date. You are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive during the income phase from the separate account also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.	PURCHASE

Policy Issue Requirements

We will not issue a policy unless:

•	we receive at the administrative and service office all information needed to issue the policy;

•	we receive at the administrative and service office a minimum initial premium payment (except for 403(b) policies); and

•	the annuitant, owner, and any joint owner are age 90 or younger (may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Western Reserve Life Assurance Co. of Ohio and send them to the administrative and service office. Your check must be honored in order for us to pay any associated payments and benefits due under the policy.

Initial Premium Requirements

The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the required minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy

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date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments in most states as often as you like during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information. Additional premium payments must be received before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

Cumulative premium payments above $1,000,000 for issue ages 0-80 require our prior approval. For issue ages over 80, cumulative premium payments above $500,000 require our prior approval.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate premium payments to a Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made.

You may change allocations for future additional premium payments by sending written instructions to our administrative and service office, or by telephone, subject to the limitations described under “Telephone Transactions.” The allocation change will apply to premium payments received on or after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

We reserve the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

3.	INVESTMENT CHOICES

The Separate Account

The following variable subaccounts are available under the policy for new investors. The subaccounts invest in

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shares of the various underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed below. The following variable investment choices are currently offered through this policy:

AEGON/TRANSAMERICA SERIES TRUST – SERVICE CLASS

Portfolio Construction Manager: Morningstar Associates, LLC

Asset Allocation – Conservative Portfolio

Asset Allocation – Growth Portfolio

Asset Allocation – Moderate Portfolio

Asset Allocation – Moderate Growth Portfolio

International Moderate Growth Fund

Subadvised by BlackRock Investment Management, LLC(1)

BlackRock Large Cap Value(2)

Subadvised by Capital Guardian Trust Company

Capital Guardian Value

Subadvised by ING Clarion Real Estate Securities

Clarion Global Real Estate Securities

Subadvised by Federated Equity Management Company of Pennsylvania

Federated Market Opportunity(3)

Subadvised by J.P. Morgan Investment Advisors, Inc.

JPMorgan Core Bond(4)

Subadvised by J.P. Morgan Investment Management Inc.

JPMorgan Enhanced Index

Subadvised by ClearBridge Advisors, LLC(5)

Legg Mason Partners All Cap(6)

Subadvised by MFS® Investment Management

MFS High Yield

MFS International Equity

Subadvised by Columbia Management Advisors, LLC

Marsico Growth

Subadvised by Munder Capital Management

Munder Net50

Subadvised by Pacific Investment Management Company LLC

PIMCO Total Return

Subadvised by T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Subadvised by Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC(7)

Templeton Transamerica Global(8)

Subadvised by Third Avenue Management LLC

Third Avenue Value

Subadvised by Transamerica Investment Management, LLC

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity(9)

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica Science and Technology(10)

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Subadvised by Van Kampen Asset Management

Van Kampen Mid-Cap Growth

FIDELITY VARIABLE INSURANCE PRODUCTS FUND—SERVICE CLASS 2

Managed by Fidelity Management & Research Company and Geode Capital Management, LLC as subadviser

Fidelity - VIP Index 500 Portfolio

PROFUNDS(11)

Managed by ProFund Advisors LLC

ProFund VP Bull

ProFund VP Money Market

ProFund VP OTC

ProFund VP Short Small-Cap

ProFund VP Small-Cap

(1)	Formerly subadvised by Mercury Advisors.

(2)	Formerly known as Mercury Large Cap Value.

(3)	Formerly known as Federated Growth & Income.

(4)	Formerly known as AEGON Bond.

(5)	Formerly Subadvised by Salomon Brothers Asset Management Inc.

(6)	Formerly known as Salomon All Cap.

(7)	Formerly subadvised by Templeton Investment Counsel, LLC and Great Companies, LLC.

(8)	Formerly known as Templeton Great Companies Global.

(9)	Great Companies – AmericaSM and the Janus Growth merged into Transamerica Equity.

(10)	Formerly known as Great Companies – TechnologySM.

(11)	The ProFunds portfolios permit frequent transfers and investors in these portfolios may bear the

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additional costs and investment risks of frequent transfers. These Portfolios will be available on or about July 1, 2007. Please contact us or your agent regarding their availability after July 1, 2007.

The general public may not purchase shares of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and We may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the AEGON/Transamerica Series Trust (“ATST”) portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc. (“TFAI”), our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion, or substitution of investments.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

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While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to any fixed account option will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Partial withdrawals, surrenders, and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum, however.

We also guarantee that upon surrender your cash value attributable to the fixed account will not be less than the minimum amount required by the nonforfeiture law provisions in effect for your state at the time the policy is issued.

If you select the fixed account, your money will be placed with WRL’s other general assets. The amount you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or to the fixed account within certain limitations.

Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

•

Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year is 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received while the New York Stock Exchange is open to get same-day pricing of the transaction.

We reserve the right to prohibit transfers to the fixed account.

The number of transfers permitted may be limited and a $10 charge per transfer may apply.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10

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of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers made by telephone are subject to certain limitations. See Section 10 - Telephone Transactions.

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds Trust (ProFunds) subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us (except in the ProFunds subaccounts as discussed above) if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our

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current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

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Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

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ProFunds Subaccounts. The restrictions above do not apply to ProFunds subaccounts. However, you may only transfer from ProFunds subaccounts into non-ProFunds subaccounts by sending us your written request, with original signature authorizing each transfer, through standard U.S. mail (no expedited transfers). Other transfers that involve ProFunds subaccounts may generally use expedited transfer privileges.

Because the above restrictions do not apply to the ProFunds subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Third Party Investment Services

Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.

•	Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.

•	Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.

4.	PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. The deduction of any applicable premium taxes, surrender charges, or rider fees would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

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We also may, from time to time, include in our advertising and sales materials, the performance of other funds or accounts managed by the subadviser, the performance of predecessors to the underlying fund portfolios, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits), performance figures would be lower if these charges were included.

5.	EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can partially withdraw or surrender the cash value (restrictions may apply to qualified policies). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.

You can partially withdraw up to the greater of 10% of your premium payments or any gains in the policy free of surrender charges. You may be restricted to one such partial withdrawal per policy year. This amount is referred to as the free percentage and is determined at the time of the partial withdrawal. (The free percentage is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If the partial withdrawal (or surrender) is in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

The following schedule shows the surrender charges that apply during the eight years following payment of each premium payment:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium withdrawn or surrendered)
0 to 1	8.5%
> 1 to 2	8%
> 2 to 3	7%
> 3 to 4	6%
> 4 to 5	5%
> 5 to 6	4%
> 6 to 7	3%
> 7 to 8	2%
> 8	0%

For example, assume your premium is $100,000 and your policy value is $106,000 at the beginning of the second policy year and you withdraw $30,000. Since that amount is more than your free amount ($10,000), you would pay a surrender charge of $1,600 on the remaining $20,000 (8% of ($30,000 - $10,000)).

Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of the second policy year and you surrender your policy. You would pay a surrender charge of $7,200 (8% of ($100,000 – ($100,000 x 10%))).

You will generally receive the full amount of a requested partial withdrawal by deducting any applicable surrender charge (and any applicable excess interest adjustment) from your remaining policy value. You receive your cash value upon surrender.

For surrender charge purposes, earnings are considered to be surrendered first, then the oldest premium is considered to be surrendered next.

Surrender charges are waived if you partially withdraw or surrender money under the Nursing Care and Terminal Condition Withdrawal Option or the Unemployment Waiver.

Keep in mind that partial withdrawals and surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, partial withdrawals and surrenders from nonqualified policies are generally considered to come from taxable earnings first.

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An optional rider is available that reduces the number of years a surrender charge applies to each premium payment. See Section 10—Liquidity Rider.

Life with Emergency CashSM Surrender Charge

If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date. The following schedule shows the current surrender charge:

Number of Years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0 to 1	4%
> 1 to 2	3%
> 2 to 3	2%
> 3 to 4	1%
> 4	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency CashSM annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;

•	this surrender charge is a percentage of the adjusted policy value applied to the Life with Emergency CashSM annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no surrender charge free amount.

Excess Interest Adjustment

Partial withdrawals, surrenders, and transfers from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. We may also pay distribution expenses out of this charge.

During the accumulation phase: the mortality and expense risk fee is at an annual rate of 1.10% if you elect the Account Value Death Benefit (no optional guaranteed minimum death benefit is elected). For the Return of Premium Death Benefit the daily mortality and expense risk fee is 0.05% higher at an annual rate of 1.15%; for the Annual Step-Up Death Benefit, the daily mortality and expense risk fee is 0.25% higher, at an annual rate of 1.35%, for the 5% Annually Compounding Death Benefit the daily mortality and expense risk fee is 0.30% higher at an annual rate of 1.40%; and for the Double Enhanced Death Benefit the mortality and expense risk fee is 0.40% higher at an annual rate of 1.50%. During the income phase, the mortality and expense risk fee is at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Administrative Charges

We deduct a daily administrative charge to cover the costs of administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of

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each subaccount during both the accumulation phase and the income phase.

In addition, during the accumulation phase, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial withdrawals, is at least $50,000.

Premium Taxes

Some states assess premium taxes (including retaliatory tax) on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery.

Transfer Fee

You are generally allowed to make 12 free transfers per year before the annuity commencement date. If you make more than 12 transfers per year, we reserve the right to charge $10 for each additional transfer.

Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your 12 free transfers per year. All transfer requests made at the same time are treated as a single request.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, there is a rider fee. The fee is currently at an annual rate of 1.25% of the daily net asset value. This fee may be higher or lower at the time you annuitize and elect the rider.

Liquidity Rider

If you elect the Liquidity Rider, there is a rider fee at an annual rate of 0.50% of the daily net asset value for the first four policy years.

Beneficiary Earnings Enhancement - Extra II

If you elect the Beneficiary Earnings Enhancement – Extra II, there is an annual rider fee during the accumulation phase of 0.55% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Policy Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

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•

Rule 12b-1 Fees. Effective May 1, 2007, our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable annuity and insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the portfolios the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and support Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI

Fund	Maximum Fee % of assets(1)
AEGON/Transamerica Series Trust(2)	0.25%
ProFunds	0.25%
Variable Insurance Products Fund (Fidelity)(3)	0.50%

(1)

Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

(2)

Because ATST is managed by TFAI, there are additional benefits to us and our affiliates for amounts you allocate to the ATST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other arrangements may be received from TFAI. A variety of financial and accounting methods may be used to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the ATST underlying fund portfolios. These payments or arrangements may take the form of internal credits, recognition, or cash payments. Additionally, if an ATST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those ATST portfolios that are sub-advised by non-affiliated entities. During 2006 we received $36,527,648.66 from TFAI pursuant to these arrangements. This is in addition to the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

(3)	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the portfolios the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees; (2) may

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pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2006, AFSG received revenue sharing payments ranging from $1,475 to $40,725 (for a total of $291,627) from the following Fund managers and/or sub-advisers to participate in TCI’s events: Legg Mason, T. Rowe Price Associates Inc., Transamerica Investment Management, Van Kampen Investments, Janus Capital Management, Jennison Associates, Pacific Investment Management Company LLC, MFS Investment Management, Evergreen Investments, Marsico Capital Management, Lehman Brothers/Neuberger Berman American Century Investment Management, AIM Funds, Alliance Bernstein, Federated Funds, Fidelity Funds, ING Clarion and Merrill Lynch.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distributor of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

•	by making a partial withdrawal or surrender; or

•	by taking systematic payouts.

Partial Withdrawals and Surrenders

If you surrender your policy, you will receive your cash value.

If you want to take a partial withdrawal, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the partial withdrawal from each of the investment choices in proportion to the policy value.

You may elect to take up to the greater of 10% of your premium payments or any gains in the policy free of surrender charges. You may be restricted to one such partial withdrawal per policy year. Remember that any partial withdrawal you take will reduce the policy value and the amount of the death benefit. See Section 8, Death Benefit, for more details. A partial withdrawal may also reduce other benefits.

Partial withdrawals and surrenders may be subject to a surrender charge. Partial withdrawals and surrenders from the fixed account may also be subject to an excess interest adjustment. Income taxes, tax penalties, and certain restrictions may apply to any partial withdrawal or surrender you make.

Partial withdrawals and surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other partial withdrawals or surrenders unless you elect a Life with Emergency CashSM payment option.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the

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owner of a nonqualified policy, will generally occur within seven days from the date we receive all required information at our administrative and service office. We may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for partial withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer, partial withdrawal, or surrender, if interest rates set by us have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on partial withdrawal, surrender, or transfer. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on partial withdrawal, surrender, or transfer.

Any amount partially withdrawn or surrendered in excess of the cumulative interest credited is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.

There will be no excess interest adjustment on any of the following:

•	partial withdrawals or transfers of interest credited;

•	Nursing Care and Terminal Condition Withdrawal Option surrenders;

•	Unemployment Waiver surrenders;

•	partial withdrawals to satisfy any minimum distribution requirements; and

•	Systematic Payout Option payments which do not exceed cumulative interest credited at the time of payment.

Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 95. The earliest annuity commencement date is four years after you purchase your policy.

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Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is generally payable in a lump sum or under one of the annuity payment options (unless the surviving spouse elects to continue the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your adjusted policy value to provide these annuity payments. If the adjusted policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

Unless you choose to receive variable payments, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is less than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payment options are explained below. Options 1 and 2, are fixed only. Options 3 and 4 can be fixed or variable, unless otherwise noted.

Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period. No funds will remain at the end of the period.

Payment Option 2—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 3—Life Income. You may choose between:

•	No Period Certain (fixed or variable)—Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)—Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds (fixed only)—Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

•

Life with Emergency CashSM (fixed only)—Payments will be made during the annuitant’s lifetime. With the Life with Emergency CashSM feature, you are able to partially withdraw or surrender the Life with Emergency CashSM benefit. The amount you partially withdraw must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to partially withdraw or surrender. A partial withdrawal will reduce all future payments pro

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rata. A surrender charge may apply and there may be adverse tax consequences (consult a tax advisor before requesting a partial withdrawal or surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Payment Option 4—Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable)—Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•

Life with Emergency CashSM (fixed only)—Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency CashSM feature, you are able to partially withdraw or surrender the Life with Emergency CashSM benefit. The amount you partially withdraw must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to partially withdraw or surrender. A partial withdrawal will reduce all future payments pro rata. A surrender charge may apply and there may be adverse tax consequences (consult a tax advisor before requesting a partial withdrawal or surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

Other annuity payment options may be arranged by agreement with us. Some annuity payment options may not be available for all policies.

If your policy is a qualified policy, payment options 1 and 2 may not satisfy minimum required distributions rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we will make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments may continue to a new payee, or the present value may be paid in a single sum.

IF:

•	you choose Life with Emergency CashSM; and

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•	The annuitant dies before age 101;

THEN:

•	a Life with Emergency CashSM death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping us informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will generally be Option 3 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the named beneficiary. The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

Annuitant Death Before the Annuity Commencement Date

We will pay a death benefit to the surviving beneficiary IF:

•	you are both the annuitant and sole owner of the policy; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit under an annuity payment option or as a lump sum. In such situations all current surrender charges will be waived.

Owner Death Before the Annuity Commencement Date

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death for the adjusted policy value minus any applicable rider fees. These distribution requirements apply to the policy value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	the entire interest in the policy has not been paid;

THEN:

•	the remaining portion of such interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	annuity payments are being made under the Life with Emergency CashSM; and

•	the annuitant dies before age 101 (or earlier, if a qualified policy);

THEN:

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•	a Life with Emergency CashSM death benefit will be paid.

Succession of Ownership

If any owner dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;

•	primary beneficiary;

•	contingent beneficiary; or

•	owner’s estate.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The death benefit will generally be the greatest of the:

•	Account Value which is the greater of the policy value or cash value on the date we receive the required information at our administrative and service office; or

•

Guaranteed minimum death benefit (discussed below), if any, plus premium payments (after the date of death), less gross partial withdrawals from the date of death to the date the death benefit is paid.

Please Note, the death benefit terminates upon annuitization and there is a mandatory annuitization date.

Guaranteed Minimum Death Benefit

On the policy application, you generally may elect one of the optional guaranteed minimum death benefit options listed below (age limitations may apply) for an additional fee.

After the policy is issued, you cannot make an election and the death benefit cannot be changed.

A.	Double Enhanced Death Benefit

The Double Enhanced Death Benefit is the greater of 1 or 2 below:

1.	The 5% Annually Compounding Death Benefit is:

•	the premium payments; less

•	any adjusted partial withdrawals;

•	accumulated at an effective annual rate of 5% from the premium payment date or partial withdrawal date to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday.

2.	The Annual Step-Up Death Benefit is equal to:

•	the “step-up value” (described below); plus

•	any premium payments since the last determination point; minus

•	any adjusted partial withdrawals since the last determination point.

The “step-up value” on the policy date is equal to the policy value. On each policy anniversary (referred to as determination points) prior to the earlier of the annuitant’s date of death or the annuitant’s 86th birthday, a comparison is made between 1) the policy value and 2) the previous “step-up value” plus any premium payments minus any adjusted partial withdrawals since the previous determination point, and the greater value becomes the new “step-up value.”

This benefit is not available if the owner or annuitant is age 76 or older on the policy date. There is an extra charge for this death benefit of 0.40% annually for a total mortality and expense risk fee of 1.50%.

B.	5% Annually Compounding Death Benefit

The 5% Annually Compounding Death Benefit is equal to:

•	the premium payments; less

•	any adjusted partial withdrawals;

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•	accumulated at an effective annual rate of 5% from the premium payment date or partial withdrawal date to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday.

This benefit is not available if the owner or annuitant is age 76 or older on the policy date. There is an extra charge for this death benefit of 0.30% annually for a total mortality and expense risk fee of 1.40%.

C.	Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit is equal to:

•	the “step-up value” (described below); plus

•	any premium payments since the last determination point; minus

•	any adjusted partial withdrawals since the last determination point.

The “step-up value” on the policy date is equal to the policy value. On each policy anniversary (referred to as determination points) prior to the earlier of the annuitant’s date of death or the annuitant’s 86th birthday, a comparison is made between 1) the policy value and 2) the previous “step-up value” plus premium payments minus adjusted partial withdrawals since the previous determination point, and the greater value becomes the new “step-up value.”

This benefit is not available if the owner or annuitant is 81 or older on the policy date. There is an extra charge for this death benefit of 0.25% annually for a total mortality and expense risk fee of 1.35%.

D.	Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	the premium payments; less

•	any adjusted partial withdrawals as of the date of death.

This benefit is not available if the owner or annuitant is age 91 or older on the policy date.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 1.15%.

You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies.

Adjusted Partial Withdrawals

When you request a partial withdrawal, your guaranteed minimum death benefit, if any, will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the dollar amount of your gross partial withdrawal. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of partial withdrawal. It is also possible that if a guaranteed minimum death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total premium payments. We have included a detailed explanation of this adjustment in the SAI. This is referred to as “adjusted partial withdrawal” in your policy.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and

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provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy—qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a partial withdrawal, surrender, or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy.

Other restrictions may apply including terms of the plan in which you participate. Optional death benefit features in some cases may exceed the greater of the premium payments or the policy value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Partial Withdrawals and Surrenders—Qualified Policies

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

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In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts partially withdrawn or surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

We may make available under the policy certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the guaranteed minimum withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Partial Withdrawals and Surrenders—403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only partially withdraw or surrender the premium payments and not any earnings.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies. Please note that a defaulted loan may stop the growth on a guaranteed minimum withdrawal benefit.

Partial Withdrawals and Surrenders—Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy

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before the annuity commencement date, the Internal Revenue Code treats that partial withdrawal or surrender as first coming from earnings and then from your premium payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor. When you make a partial withdrawal or surrender you are taxed on the amount of the partial withdrawal or surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals or portions thereof that were not taxable). In general loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that partially withdrawn or surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some partial withdrawals and surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

If your nonqualified policy contains a guaranteed minimum withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider or option.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•	Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic

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payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

Guaranteed Minimum Withdrawal Benefits

We may make available, as options under the policy, certain guaranteed minimum withdrawal and other optional benefits. If your policy contains a guaranteed minimum withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distribution from your policy, are not entirely clear. The tax rules for qualified polices may limit the value of these optional benefits. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider for a qualified policy.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

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Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time during the accumulation phase to receive regular partial withdrawals from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)	is up to 10% of your premium payments reduced by prior withdrawals in that policy year; or

(2)	is any gains in the policy.

This amount may be taken free of surrender charges. Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually and will not begin until one payment period from the date we receive your

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instructions. Each payment must be at least $50. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account.

Keep in mind that partial withdrawals under the systematic payout option may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the optional Initial Payment Guarantee at the time you annuitize your policy. You cannot terminate this payment guarantee or eliminate the charge for it after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during the life of the rider. Contact us for the current guaranteed percentage.

Rider Fee. There is a charge for the Initial Payment Guarantee rider, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee rider fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not decrease below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies.

Liquidity Rider

The optional Liquidity Rider reduces the number of years each premium payment is subject to surrender charges. You can only elect this rider at the time you purchase the policy.

Surrender Schedule. The following schedule shows the surrender charges that apply if the Liquidity Rider is elected:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium partially withdrawn or surrendered)
to 1	8.5%
> 1 to 2	8%
> 2 to 3	7%
> 3 to 4	6%
> 4	0%

Rider Fee. A rider fee equal to an effective annual rate of 0.50% of the daily net asset value in the separate account is deducted in calculating the accumulation unit values. Please note we may credit interest in the fixed account at a lower rate if you select this rider. The rider fee is only charged for the first four policy years.

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Accumulation Unit Values. After the end of the first four policy years, the 0.50% rider fee will no longer be assessed. We intend to administer the removal of the fee by changing to a different class of accumulation units. This will result in adjusting the number of accumulation units and adjusting the unit value of the subaccounts in which you were invested at the end of the fourth policy year. The elimination of the fee and the adjustment in the number of accumulation units and unit values will not affect policy values.

Termination. The Liquidity Rider is irrevocable.

The Liquidity Rider may vary for certain policies and may not be available for all policies.

Beneficiary Earnings Enhancement—Extra II

The optional “Beneficiary Earnings Enhancement – Extra II” rider pays an additional death benefit amount when a death benefit is payable under your policy, in certain circumstances. The Beneficiary Earnings Enhancement – Extra II rider is only available for issue ages through age 75.

Beneficiary Earnings Enhancement – Extra II Benefit Amount. An additional benefit is only payable if a death benefit is paid on the base policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the policy value less any premiums added after the rider date.

The rider benefit percentage may vary, but currently equals 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75, based on the annuitant’s age.

No benefit is payable under the Beneficiary Earnings Enhancement—Extra II if the policy value on the date the death benefit is paid is less than the premium payments added after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial withdrawal on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving the death benefit and Beneficiary Earnings Enhancement – Extra II, the spouse will receive a one-time policy value increase equal to the Beneficiary Earnings Enhancement – Extra II benefit amount. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 76 and the rider is still available.

Rider Fee. A rider fee, 0.55% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our administrative and service office in writing,

•	the policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the policy value under a spousal continuation.

Once terminated, the Beneficiary Earnings Enhancement - Extra II may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of

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certain qualified plans and for any qualified plan or IRA. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

The Beneficiary Earnings Enhancement - Extra II may vary for certain policies and may not be available for all policies.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you make a partial withdrawal or surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time during the accumulation phase. There is no charge for this benefit.

This benefit may vary for certain policies and may not be available for all policies.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to partial withdrawals or surrenders after you or your spouse become unemployed in certain circumstances, because you were terminated, laid off, or otherwise lost your job involuntarily. In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	employed full time for at least two years prior to becoming unemployed;

•	employed full time on the policy date;

•	unemployed for at least 60 days in a row at the time of the partial withdrawal or surrender;

•	must have a minimum cash value at the time of the partial withdrawal or surrender of $5,000; and

•	you (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of partial withdrawal or surrender.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time during the accumulation phase. There is no charge for this benefit.

This benefit may vary for certain policies and may not be available for all policies.

Telephone Transactions

You may generally make transfers and change the allocation of additional premium payments by telephone IF:

•	you select the “Telephone Transfer/Reallocation Authorization” box in the policy application or enrollment information; or

•	you later complete an authorization form.

You may also make partial withdrawals subject to certain restrictions.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine. We reserve the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

Telephone requests must be received while the New York Stock Exchange is open to get same-day pricing

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of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started.

•

Special—You may elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers per policy year is 6 monthly and 4 quarterly, and the maximum per policy year is 24 monthly and 8 quarterly.

You can elect to transfer from one of the fixed or variable sources listed on the Dollar Cost Averaging election form (only fixed sources are available for special Dollar Cost Averaging programs).

Dollar Cost Averaging program will begin once we receive the required instructions and the minimum required premium. If we receive additional premium payments while a special Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the special Dollar Cost Averaging transfers will increase, but the length of the special Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed;

THEN:

•

the additional premium payments will be allocated according to the current payment allocations at that time and will not reactivate a completed Dollar Cost Averaging program. (New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed.)

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IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation by submitting a completed request form signed by the owner. This feature is called Asset Rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to re-start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

Assignment

You can also generally assign the policy at any time while the annuitant is alive. We will not be bound by the assignment until we receive written notice of the assignment at our administrative and service office. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Western Reserve Life Assurance Co. of Ohio

Western Reserve was initially incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York. Western Reserve is obligated to pay all benefits under the policy.

The Separate Account

We established a separate account, called Separate Account VA U, under the laws of the State of Ohio on August 4, 2003. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or us. Income, gains and losses (whether or not

42

realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to our other income, gains or losses. The assets of the separate account are held in our name on behalf of the separate account and belong to us. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business we may conduct. The separate account may include other subaccounts that are not available under these policies.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering our variable annuity products, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including us, agree to take any necessary steps to resolve the matter. This may include removing their separate accounts from the underlying fund portfolios. See the underlying fund portfolios’ prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully.

Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there will be a new surrender charge period and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and reinstatements.

Voting Rights

To the extent required by law, we will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the underlying fund portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate underlying fund portfolio.

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Distributor of the Policies

Distribution and Principal Underwriting Agreement. Effective May 1, 2007, our affiliate, TCI, replaced our affiliate, AFSG, as principal underwriter for the Policies. We have entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the policies. We reimburse TCI for certain expenses it incurs in the distribution of the policies (e.g., commissions payable to selling firms selling the policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

The selling firms who have selling agreements with TCI and us are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 7% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by NASD rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are InterSecurities, Inc. (“ISI”) and World Group Securities (“WGS”), both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the policy.

ISI pays its branch managers a portion of the commissions received from Western Reserve for the sale of the policies. Sales representatives receive a

44

portion of the commissions for their sales of policies in accordance with ISI’s internal compensation programs.

To support its sales of Western Reserve’s variable annuity products, WGS receives an expense allowance of 0.35% of the annual annuity premiums paid on variable annuities sold by WGS. Sales representatives receive a portion of the commissions for their sales of policies in accordance with WGS’s internal compensation programs.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI.

ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We and our Affiliates Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, and events and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $4,000 to $26,500 in 2006 for the sales of the Western Reserve’s insurance products.

During 2006, we entered into “preferred product” arrangements with ISI, WGS, Girard Securities, Berthel Fisher, Equity Leadership Securities Group and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid in 2006
Girard Securities	$4,000
Berthel Fisher	$10,000
Investors Capital Corp.	$14,500
Equity Leadership Securities Group	$26,500

45

No specific charge is assessed directly to Policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

IMSA

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at: (240)-744-3030.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the policy.

There continues to be significant federal and state regulatory activity relating to financial services companies. Western Reserve and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (“SEC”). In particular, Western Reserve has responded to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by Western Reserve, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution. Western Reserve and its affiliates are actively working with the SEC in this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, Western Reserve does not believe the resolution will be material to its financial position. Western Reserve and/or its affiliates, and not the separate account or its policy owners, will bear the costs regarding these regulatory matters.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy—General Provisions

Certain Federal Income Tax Consequences

Investment Experience

Beneficiary Earnings Enhancement – Extra II – Additional Information

Historical Performance Data

Published Ratings

State Regulation

Administration

46

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A

Condensed Financial Information

47

APPENDIX A

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses available on December 31, 2006. Should the total separate account expenses applicable to your policy fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by:

calling:	(800) 851-9777
writing:	Administrative Office
Western Reserve Life Assurance Co. of Ohio
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

2.15%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.077074 1.047686 1.000000	$ $ $	1.150874 1.077074 1.047686	223,710 224,948 0
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.192441 1.088240 1.000000	$ $ $	1.345767 1.192441 1.088240	231,567 230,921 189,843
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.117290 1.065294 1.000000	$ $ $	1.216483 1.117290 1.065294	98,197 54,973 52,510
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.163732 1.083498 1.000000	$ $ $	1.293548 1.163732 1.083498	69,288 69,370 142,308
International Moderate Growth Fund Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.026410	0
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.290803 1.139257 1.000000	$ $ $	1.473739 1.290803 1.139257	31,283 28,941 1,608
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.185150 1.126059 1.000000	$ $ $	1.348289 1.185150 1.126059	1,324 6,013 4,960
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.449514 1.308141 1.000000	$ $ $	2.013912 1.449514 1.308141	52,020 24,961 59
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.071874 1.045464 1.000000	$ $ $	1.075322 1.071874 1.045464	11,562 13,099 3,101
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.011061 1.011824 1.000000	$ $ $	1.025765 1.011061 1.011824	0 0 0
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.079630 1.068598 1.000000	$ $ $	1.215139 1.079630 1.068598	1,469 6,462 1,455
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.041089 1.024427 1.000000	$ $ $	1.205695 1.041089 1.024427	1,235 9,637 4,850

48

2.15%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.048749 1.055385 1.000000	$ $ $	1.135744 1.048749 1.055385	0 0 0
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.157143 1.092269 1.000000	$ $ $	1.191246 1.157143 1.092269	3,735 3,518 3,596
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.104352 1.046645 1.000000	$ $ $	1.078003 1.104352 1.046645	0 0 3,820
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.009682 1.010797 1.000000	$ $ $	1.027020 1.009682 1.010797	0 0 0
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.126319 1.108275 1.000000	$ $ $	1.308939 1.126319 1.108275	2,049 3,213 3,113
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.123612 1.039589 1.000000	$ $ $	1.136762 1.123612 1.039589	9,559 24,628 3,788
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.081037 1.029760 1.000000	$ $ $	1.253606 1.081037 1.029760	14,660 14,741 0
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.357762 1.170655 1.000000	$ $ $	1.539093 1.357762 1.170655	64,604 40,633 6,604
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.130448 1.071240 1.000000	$ $ $	1.203448 1.130448 1.071240	2,413 1,928 1,932
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.081561 1.066963 1.000000	$ $ $	1.171638 1.081561 1.066963	2,218 2,253 2,195
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.279356 1.123845 1.000000	$ $ $	1.357490 1.279356 1.123845	49,064 5,704 989
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.280021 1.127803 1.000000	$ $ $	1.314524 1.280021 1.127803	11,162 9,359 4,280
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.991496 0.986822 1.000000	$ $ $	1.014082 0.991496 0.986822	1,458 1,377 0
Transamerica Science & Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.009953 1.012781 1.000000	$ $ $	0.996278 1.009953 1.012781	0 0 3,675
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.240690 1.118916 1.000000	$ $ $	1.431040 1.240690 1.118916	54,834 27,593 0
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.996944 0.998533 1.000000	$ $ $	1.005871 0.996944 0.998533	0 0 0
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.105707 1.063376 1.000000	$ $ $	1.245325 1.105707 1.063376	1,671 1,730 1,707
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.070067 1.018533 1.000000	$ $ $	1.148073 1.070067 1.018533	1,897 1,514 1,519
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.091009 1.065846 1.000000	$ $ $	1.232995 1.091009 1.065846	0 0 9,207

49

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.095988 1.056719 1.000000	$ $ $	1.181464 1.095988 1.056719	14,430,621 12,235,089 7,503,001
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.213363 1.097614 1.000000	$ $ $	1.381527 1.213363 1.097614	25,275,163 20,537,855 10,035,215
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.136894 1.074467 1.000000	$ $ $	1.248802 1.136894 1.074467	44,855,307 38,446,637 22,424,620
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.184151 1.092831 1.000000	$ $ $	1.327918 1.184151 1.092831	66,333,637 45,633,076 18,940,718
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.032458	1,315,507
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.313474 1.149081 1.000000	$ $ $	1.512915 1.313474 1.149081	2,342,337 1,053,249 180,932
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.205949 1.135763 1.000000	$ $ $	1.384111 1.205949 1.135763	1,242,159 1,162,876 671,525
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.474943 1.319407 1.000000	$ $ $	2.067380 1.474943 1.319407	3,805,594 2,790,656 1,226,832
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.090700 1.054486 1.000000	$ $ $	1.103897 1.090700 1.054486	4,817,706 5,230,056 2,845,832
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.028816 1.020550 1.000000	$ $ $	1.053043 1.028816 1.020550	1,134,018 790,305 578,796
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.098576 1.077814 1.000000	$ $ $	1.247416 1.098576 1.077814	796,705 1,054,002 1,591,931
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.059368 1.033259 1.000000	$ $ $	1.237717 1.059368 1.033259	1,211,730 1,239,124 1,141,234
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.067163 1.064471 1.000000	$ $ $	1.165918 1.067163 1.064471	1,546,606 285,552 280,788
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.177448 1.101675 1.000000	$ $ $	1.222909 1.177448 1.101675	619,802 539,799 389,681
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.123731 1.055671 1.000000	$ $ $	1.106643 1.123731 1.055671	326,280 337,135 316,895
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.027433 1.019517 1.000000	$ $ $	1.054338 1.027433 1.019517	1,379,971 1,409,730 647,922
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.146093 1.117827 1.000000	$ $ $	1.343728 1.146093 1.117827	1,550,484 1,791,077 1,192,977
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.143320 1.048551 1.000000	$ $ $	1.166953 1.143320 1.048551	1,396,740 2,664,103 424,410
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.100008 1.038628 1.000000	$ $ $	1.286892 1.100008 1.038628	1,917,576 968,060 986,140
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.381608 1.180749 1.000000	$ $ $	1.580003 1.381608 1.180749	5,901,527 4,569,962 2,201,142
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.150301 1.080469 1.000000	$ $ $	1.235435 1.150301 1.080469	643,570 441,236 426,075

50

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.100560 1.076169 1.000000	$ $ $	1.202787 1.100560 1.076169	530,249 505,776 213,495
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.301820 1.133532 1.000000	$ $ $	1.393568 1.301820 1.133532	5,004,670 3,094,460 2,090,656
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.302497 1.137520 1.000000	$ $ $	1.349470 1.302497 1.137520	1,128,273 898,940 590,910
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.008922 0.995342 1.000000	$ $ $	1.041050 1.008922 0.995342	2,299,227 3,530,333 3,399,298
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.027685 1.021512 1.000000	$ $ $	1.022769 1.027685 1.021512	94,125 104,006 115,795
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.259050 1.125499 1.000000	$ $ $	1.465093 1.259050 1.125499	1,606,608 1,612,485 280,786
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.014459 1.007147 1.000000	$ $ $	1.032619 1.014459 1.007147	28,050 384,076 525,455
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.125117 1.072534 1.000000	$ $ $	1.278416 1.125117 1.072534	669,707 835,699 408,280
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.088865 1.027325 1.000000	$ $ $	1.178603 1.088865 1.027325	1,142,007 914,108 846,034
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.110169 1.075035 1.000000	$ $ $	1.265780 1.110169 1.075035	773,524 702,915 382,634

(1)	Formerly known as Mercury Large Cap Value.

(2)	Formerly known as Federated Growth & Income.

(3)	Formerly known as AEGON Bond.

(4)	Formerly known as Salomon All Cap.

(5)	Formerly known as Templeton Great Companies Global.

(6)	Janus Growth and Great Companies - AmericaSM merged into Transamerica Equity. Transamerica Equity is the surviving fund.

(7)	Formerly known as Great Companies - TechnologySM.

The MFS International Equity, ProFund VP Bull, ProFund VP Money Market, ProFund VP OTC, ProFund VP Short Small-Cap, and ProFund VP Small-Cap had not commenced operations as of December 31, 2006 therefore, comparable data is not available.

51

WRL FREEDOM PREMIER® III

VARIABLE ANNUITY

Issued by

Western Reserve Life Assurance Co. of Ohio

Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2007

PREMIUM ENHANCEMENT RIDER

An optional “premium enhancement” rider will be available at the time you purchase your policy, subject to certain issue age limitations. If you elect this rider, each premium payment will receive a premium enhancement that we add to your policy value. We may change the enhancement rate at any time. Under certain circumstances, you might forfeit (or lose) the premium enhancement. There is an extra charge for this rider.

Generally, an annuity with a premium enhancement may have higher expenses than a similar annuity without a premium enhancement. Accordingly, you should always consider the expenses along with the features and enhancements to be sure any annuity meets your financial needs and goals.

All terms used that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

The premium enhancement rider may not be available for all policies at the date of this supplement. Please contact us at (800) 851-9777 for additional information regarding the availability of the premium enhancement rider in your state.

Premium Enhancement Rider

You may only elect the premium enhancement rider at the time you purchase your policy (age limitations may apply). If you elect the premium enhancement rider, the initial premium payment and each subsequent premium payment will receive a premium enhancement that is added to the policy value. The premium enhancement is currently 4% (currently 2% if the Liquidity Rider is also elected) of the amount of the premium payment; however, we may change the enhancement rate at any time. The amount of the premium enhancement is not considered a premium payment and therefore may not be included in the calculation of certain policy features.

Please note that the premium enhancement percentage is lower if you also elect the Liquidity Rider.

No premium enhancement will apply if the policy is canceled pursuant to the right to cancel provision.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2007

We may take back or “recapture” the full dollar amount of any premium enhancement upon the occurrence of any of the following events:

•	exercise of the right to cancel option;

•	a death benefit is payable within one year from the time we apply the premium enhancement;

•	exercise of the nursing care and terminal condition withdrawal option within one year from the time we apply the premium enhancement;

•	exercise of the unemployment waiver within one year from the time we apply the premium enhancement; or

•	annuitization within one year from the time we apply the premium enhancement.

In certain circumstances, you might be worse off because of the premium enhancement. This could happen if we recapture the full dollar amount of the premium enhancement and the overall investment performance of your policy was negative. This could also happen if the market does not perform well enough over time to offset the additional costs associated with the premium enhancement.

Rider Fee. There is a daily charge for the premium enhancement rider at an annual rate of 0.25% (0.15% if the optional Liquidity Rider, which also has its own fee, is also elected) of the assets in each subaccount. In addition to the rider fee, we may use a portion of the mortality and expense risk fee, administrative charge and/or the surrender charge to pay the premium enhancement.

Other. If you elect this rider, you may not be able to elect other optional benefits or features. Please consult your registered representative for information concerning any such limitations.

Termination. The rider is irrevocable.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable, and it is unclear whether the premium enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this policy as a qualified policy.

The premium enhancement rider may vary for certain policies and may not be available for all policies.

2

WRL FREEDOM PREMIER® III

VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2007

LIVING BENEFITS RIDER

You may elect to purchase the optional living benefits rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The living benefits rider is available during the accumulation phase but it will not be issued if the annuitant is age 81 or older. The maximum issue age may be lower if required by state law.

You should view the living benefits rider as a way to permit you to invest in variable investment choices while still having your policy value and liquidity protected to the extent provided by the living benefits rider. Please Note: You cannot elect this rider if you have elected certain other optional benefits under the policy. Certain protections under the rider are available only if you hold the rider for ten years. In addition, if you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment choices under the policy and the variable investment choices you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider.

The living benefits rider may vary for certain policies and may not be available for all policies. Please contact us at (800) 851-9777 for additional information regarding the availability of the living benefits rider.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.

Guaranteed Minimum Accumulation Benefit

If you elect the living benefits rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment choices you select.

Guaranteed Future Value. We guarantee that, on the guaranteed future value date, your policy value will at least equal your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date and before the guaranteed future value date, which is the tenth rider anniversary, the guaranteed future value is equal to:

•	the guaranteed future value on the rider date; plus

•	a percentage of subsequent premium payments (as described below); less

•	subsequent adjusted partial withdrawals (as described below).

After the guaranteed future value date, the guaranteed future value equals zero.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2007

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value are is follows:

Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%

Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or

•	the gross partial withdrawal amount.

(The gross partial withdrawal amount is the amount you request, plus any surrender charges and excess interest adjustments that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.

See the supplement to the SAI for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross partial withdrawal.

Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will add an amount equal to the difference to your policy value. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.

Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. If, on the guaranteed future value date, your policy value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000 - $90,000) to your policy value.

Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the policy with the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in your best interests.

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Guaranteed Minimum Withdrawal Benefit

If you elect the living benefits rider, we will provide a maximum annual withdrawal amount regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment choices you select.

Withdrawal Guarantees. There are two withdrawal guarantees under this rider:

•	“principal back;” and

•	“for life.”

You can take withdrawals under either guarantee or alternate between the guarantees (your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero). Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See the SAI for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount

Please note:

•	Any amount withdrawn in a rider year (including any surrender charges and excess interest adjustment) in excess of the maximum withdrawal amount is an excess withdrawal.

•

The amount of your excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee on a greater than dollar-for-dollar basis. (See “Maximum Annual Withdrawal Benefits,” “Total Withdrawal Base,” and “Minimum Remaining Withdrawal Amount,” below).

Withdrawals under the guaranteed minimum withdrawal benefit also:

•	reduce your policy value;

•	reduce your death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments; and

•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. Under this benefit, you can withdraw up to:

•	7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero;

Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $7,000 (7% of $100,000) each rider year for the next fourteen years and $2,000 in the year immediately therafter so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).

•

or up to 5% of your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see Adjusted Partial Withdrawals, below). All withdrawals before the annuitant’s 59th birthday are excess withdrawals for purposes of the “for life” guarantee, and a penalty tax may be assessed on amounts surrendered from the policy before the annuitant reaches age 59  1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $5,000(5% of $100,000) each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).

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You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments, and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount and frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	Withdrawals under the 5% “for life” guarantee cannot be commenced until after the annuitant’s 59th birthday.

•	Any withdrawal before the annuitant’s 59th birthday will reduce the benefits under the 5% “for life” guarantee.

•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).

•	Excess withdrawals may cause you to lose the benefit of the rider.

•

If you have a qualified policy, minimum required distribution rules may force you to take excess withdrawals to avoid the imposition of a 50% excise tax. You should consult a tax adviser before purchasing this rider with a qualified policy.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to:

•	the total withdrawal base on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees.

Adjusted Partial Withdrawals. Each rider year, gross partial withdrawals (the amount that you request be withdrawn, plus any surrender charges and excess interest adjustments that may be applicable) up to the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis, but will not reduce the total withdrawal base for the “principal back” and “for life” guarantees. Gross partial withdrawals in excess of the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the total withdrawal base and minimum remaining withdrawal amount for the “principal back” and “for life” guarantees by a pro rata amount (possibly to zero). Please contact us or your registered representative to obtain the supplement to the Statement of Additional Information, “Living Benefits Rider Adjusted Partial Withdrawal,” which provides examples showing the effect of a withdrawal. Excess withdrawals may cause you to lose the withdrawal guarantees under this rider.

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Please note: Gross partial withdrawals of the “principal back” maximum annual withdrawal amount, and any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday, will result in an excess partial withdrawal under the “for life” guarantee, and will reduce the “for life” maximum annual withdrawal amount, the “for life” total withdrawal base, and the “for life” minimum remaining withdrawal amount. Such reduction may be on a greater than dollar-for-dollar basis. The effect of a 7% “principal back” withdrawal on the “for life” benefit is illustrated below.

			5% “For Life”
Date	Policy Value before the Withdrawal	Gross Withdrawal	Total Withdrawal Base (TWB)	TWB Adjustment	Minimum Remaining Withdrawal Amount (MRWA)	MRWA Adjustment	Maximum Annual Withdrawal Amount
11/01/03	$100,000	—	$100,000.00	—	$100,000.00	—	$5,000.00
10/31/05	$95,000	$7,000.00	$97,777.78	$2,222.22	$92,888.89	$7,111.11	$4,888.89

As this illustration shows, a 7% “principal back” withdrawal reduces the 5% “for life” total withdrawal base by $2,222.22, the 5% “for life” minimum remaining withdrawal amount by $7,111.11, and the 5% “for life” maximum annual withdrawal amount by $111.11.

Living Benefits Rider Fee

A rider fee, 0.60% of the “principal back” total withdrawal base on each rider anniversary, is charged annually prior to annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Portfolio Allocation Method

If you elect the living benefits rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the living benefits rider. Using PAM, we will monitor your policy value and may transfer amounts back and forth between the PAM Transamerica U.S. Government Securities - Service Class subaccount (which invests in the Transamerica U.S. Government Securities – Service Class portfolio of the AEGON/Transamerica Series Fund, Inc.) or certain guaranteed period options of the fixed account (each a “PAM investment choice” and collectively, the “PAM investment choices”) and the variable investment choice you choose. You should read the underlying fund prospectus for the variable PAM investment choice(s) carefully before you elect the living benefits rider. We will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem, at our sole discretion, necessary to support the guarantees under the rider. We will transfer amounts to the PAM investment choices proportionally from all your variable investment choicse. Currently, PAM transfers are being made to the PAM Transamerica U.S. Government Securities – Service Class subaccount.

PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem, in our sole discretion, necessary to help manage portfolio risk and support the guarantees under the living benefits rider. You should not view the living benefits rider nor PAM as a “market timing” or other type of

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investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment choices to the PAM investment choices, less of your policy value may be available to participate in any future positive investment performance of your variable investment choices. This may potentially provide a lower policy value than if you did not select the living benefits rider.

We will use a mathematical model to compare your policy value and the guarantees to be provided in the future. Based upon this comparison, we may transfer some or all of your policy value to or from the PAM investment choices.

You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment choices. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment choice are at our discretion and may be subject to an excess interest adjustment if the transfer occurs before the end of a guarantee period. Any transfer to your variable investment choices will be allocated into your variable investment choices in proportion to the amount of policy value in each variable investment choice.

Generally, transfers to the PAM investment choices first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment choices when the policy value drops by less than 3%. If the policy value continues to fall, more transfers to the PAM investment choices will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment choice(s) we deem appropriate. The policy value allocated to the PAM investment choices will remain there unless the performance of your chosen investment choices recovers sufficiently to enable us to transfer amounts back to your investment choices while maintaining the guarantees under the living benefits rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment choices.

Upgrades

Prior to the annuitant’s 86th birthday, you can upgrade the total withdrawal base and guaranteed future value to the policy value after the third rider anniversary by sending us written notice. At that time the minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.

Annuitization

If you have reached your maximum annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your maximum annual withdrawal amount.

Other

You cannot elect this rider if you have elected certain other optional benefits. Please contact us or your registered representative for more information.

Termination

The living benefits rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the living benefits rider (you may not terminate the rider before the third rider anniversary);

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

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This supplement summarizes the Living Benefits rider. The application and operation of the Living Benefits rider are governed by the terms and conditions of the rider itself. The living benefits rider may vary for certain policies and may not be available for all policies.

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WRL FREEDOM PREMIER® III

VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2007

INCOME SELECT FOR LIFE

You may elect to purchase the optional Income Select for Life rider which provides you with a guaranteed minimum withdrawal benefit if you invest only in certain designated choices. This rider is available during the accumulation phase.

The Income Select for Life rider may vary for certain policies and may not be available for all policies. Please contact us at (800) 851-9777 for additional information regarding the availability of the Income Select for Life rider.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Income Select for Life rider for a qualified policy.

Income Select for Life – Base Benefit

This benefit is intended to provide a level of cash withdrawals regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your policy value (your ability to change the frequency or amount of your withdrawal ceases if your policy value reaches zero). Under this benefit, you can withdraw up to the maximum annual withdrawal amount each calendar year starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, and Additional Death Payment Option – Minimum Remaining Withdrawal Amount, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after five years your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $4,500, which is the applicable income benefit percentage (4.5%) multiplied by the total withdrawal base on the rider date ($100,000), each calendar year for the rest of your life

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2007

(assuming that you take your first withdrawal when you are age 60—64, and that you do not withdraw more than the maximum annual withdrawal amount in any one year.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See the SAI for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.

Please note:

•	Any withdrawal in excess of the maximum withdrawal amount is an excess withdrawal.

•	An excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your minimum remaining withdrawal amount.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See Total Withdrawal Base Adjustments and Minimum Remaining Withdrawal Amount Adjustments below.

The maximum annual withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage (see below) of the total withdrawal base.

For qualified policies:

If the plan participant (generally the annuitant) is at least 70  1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero, you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by

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this rider) are terminated. In order to continue withdrawals guaranteed by this rider after your policy value reaches zero, you must select the frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

•

If the rider is added prior to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until the beginning of the calendar year (January 1st) after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Choices” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
59-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80-84	6.5%
85-89	7.0%
90-94	7.5%
≥ 95	8.0%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent Total Withdrawal Base Adjustments.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) will reduce the total withdrawal base by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. See the SAI for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

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Please note:

•	Because the total withdrawal base is generally equal to the policy value on the rider date, the maximum annual withdrawal amount may decrease if the policy value decreases prior to the rider date.

•	Upon the death of the annuitant, the Income Select for Life rider terminates and there are no more additional guaranteed withdrawals.

Designated Investment Choices. If you elect the Income Select for Life benefit, you must allocate 100% of your policy value to one or more of the following “designated choices:”

Asset Allocation – Conservative Portfolio – Service Class

Asset Allocation – Moderate Portfolio – Service Class

Asset Allocation – Moderate Growth Portfolio – Service Class

International Moderate Growth Fund – Service Class

Transamerica Balanced – Service Class

Transamerica Money Market – Service Class

Fixed Account

If you elect this rider, you may transfer amounts among the designated choices; however, you cannot transfer any amount to any other subaccount. After the first rider anniversary, you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated choice.

Upgrades. You can upgrade the total withdrawal base to the policy value after the first rider anniversary by sending us written notice (we reserve the right to limit your upgrade election to a 30-day period following each rider anniversary) as long as you are younger than the maximum rider issue age. At this time the minimum remaining withdrawal amount and maximum annual withdrawal amount will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee percentage (which may be higher than your current rider fee percentage) and growth rate, if any. The new rider date will be the date the Company receives all necessary information.

Annuitization. If you have reached your maximum annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your maximum annual withdrawal amount.

Income Select for Life – Additional Options

You may elect the following options with the Income Select for Life rider (the options are not mutually exclusive):

•	Growth;

•	Additional Death Payment;

•	Joint Life; and

•	Income Enhancement.

There is an additional fee for each option. You can elect any combination of options.

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1. Growth Option. If you elect the Income Select for Life rider, you can also elect an accumulating total withdrawal base during the growth period.

Growth Period. The growth period begins on the rider date and ends at the earlier of the first withdrawal or the tenth rider anniversary.

Total Withdrawal Base. The total withdrawal base during the growth period is equal to:

•	the total withdrawal base on the rider date; plus

•	premiums added during the growth period;

•	accumulated at an annual effective rate of 5% (the accumulation stops at the end of the growth period).

The total withdrawal base after the growth period is equal to:

•	the total withdrawal base at the end of the growth period; plus

•	any premiums added after the growth period; less

•	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments” above) including the withdrawal, if any, which ended the growth period.

Please note:

•	Taking a withdrawal stops the growth. Therefore, please consider your need to make withdrawals when deciding whether to add the growth option.

•	The minimum remaining withdrawal amount does not accumulate.

•	This option does not provide for or guarantee any growth in the policy value.

2. Additional Death Payment Option. If you elect the Income Select for Life rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Minimum Remaining Withdrawal Amount Adjustments” below).

Minimum Remaining Withdrawal Amount Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value) possibly to zero. See the SAI for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments.

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Please note:

•	Excess withdrawals may eliminate the additional death benefit available with the Income Select for Life rider.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, no additional amount is payable. If the policy is not continued, the surviving owner (who is also the sole beneficiary) may elect to receive life time income payments equal to the maximum annual withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

3. Joint Life Option. If you elect the Income Select for Life rider, you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death. This allows the maximum annual withdrawal amount to be withdrawn until the death of the later of the annuitant or annuitant’s spouse (if the annuitant’s spouse continues the policy).

Please note:

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

If at the time of the annuitant’s death the spouse cannot continue to keep the policy in force under the tax code, then the rider will terminate and no additional withdrawals under the rider are permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

4. Income Enhancement Option. If you elect the Income Select for Life rider, you can also elect to have your income benefit percentage double if either the annuitant or the annuitant’s spouse (if the joint life option is elected) is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period (180 days within the last 365 days) Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”). The elimination period and waiting period can, but do not need to, run consecutively.

Please note:

•	You cannot elect the Income Enhancement Option if you are already confined in a hospital or nursing facility.

•	During the first year of qualification, the additional benefit provided by this option will be prorated based on the number of days remaining until January 1st of the next calendar year.

•	The increase to the income benefit percentage stops when the qualifying person or persons is/are no longer confined as described above.

•	The additional benefit provided by this option applies to both physical and cognitive ailments, like Alzheimer’s.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us. If confinement ceases, you may re-qualify by satisfying the waiting period and elimination period requirements.

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Income Select for Life Rider and Additional Option Fees

A rider fee, 0.40% (for single life) or 0.60% (for joint life) of the total withdrawal base on each rider anniversary, is charged annually prior to annuitization for the base benefit. If you elect options with the Income Select for Life rider, then, before annuitization, you will be charged annually an additional rider fee for each option you elect, which fee is also a percentage of the total withdrawal base on each rider anniversary, and is in addition to the rider fee for the base benefit. The additional fees are as follows:

Option	Single Life Option	Joint Life Option
Growth	0.25%	0.50%
Additional Death Payment	0.25%	0.20%
Income Enhancement	0.15%	0.30%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Income Select for Life Rider Issue Requirements

The Company will not issue the Income Select for Life rider unless:

•	the annuitant is not yet age 81 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Income Select for Life rider and any additional options will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the Income Select for Life rider (you may not terminate the rider before the first rider anniversary);

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

This supplement summarizes the Income Select for Life rider. The application and operation of the Income Select for Life rider are governed by the terms and conditions of the rider itself. The Income Select for Life rider and additional options may vary for certain policies and may not be available for all policies.

7

WRL FREEDOM PREMIER® III

VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2007

FIXED ACCOUNT LIMITATIONS

Effective immediately, we will not accept any premium payment in excess of $5,000 for guaranteed period options of less than five years duration. We also will not accept any premium payment or transfer that would result in the aggregate policy value in all guaranteed period options of less than 5 years duration exceeding $5,000. Please note these limitations do not apply to the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2007

WRL FREEDOM PREMIER® III VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated May 1, 2007

to the

Statement of Additional Information dated May 1, 2007

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS

The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.

Guaranteed Minimum Accumulation Benefit

Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:

1)	the gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the amount of gross partial withdrawal;

B	is the policy value immediately prior to the gross partial withdrawal; and

C	is the guaranteed future value immediately prior to the gross partial withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.

Example 1:

Assumptions:

Policy value prior to withdrawal (“PV”) = $90,000

Guaranteed future value prior to withdrawal (“GFV”) = $100,000

Gross withdrawal amount (“WD”) = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $90,000) * $100,000 = $11,111.11

This Supplement must be accompanied or preceded

by the Statement of Additional Information for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2007

Step Two. Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?

$11,111.11 pro rata amount

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $11,111.11 = $88,888.89

Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.

Example 2:

Assumptions:

PV = $120,000

GFV = $100,000

WD = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $120,000) * $100,000 = $8,333.33

Step Two. Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?

$10,000 withdrawal

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $10,000 = $90,000

Result. If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.

Guaranteed Minimum Withdrawal Benefit

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar).

2

Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed minimum withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2.	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (7% “principal back”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $7,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)

2.	$100,000 - $7,000 = $93,000.

Result.	In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.

3

Example 2 (7% “principal back”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $8,000

EWD = $1,000 ($8,000 - $7,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $8,000 - $7,000 = $1,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 7% WD)) * (MRWA – 7% WD)

2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?

$1,120.48 pro rata amount

Step Four. What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (GAWA) + $1,120.48 (pro rata excess) = $8,120.48

2.	$100,000 - $8,120.48 = $91,879.52

Result. The “principal back” minimum remaining withdrawal amount is $91,879.52.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).

New “principal back” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 7% WD)) * TWB before any adjustments

2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?

$1,204.82 pro rata amount.

4

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,204.82 = $98,795.18

Result. The new “principal back” total withdrawal base is $98,795.18

New “principal back” maximum annual withdrawal amount:

Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “principal back” maximum annual withdrawal amount?

$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66

Result.	Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.

Example 3 (5% “for life”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct)

2.	$100,000 - $5,000 = $95,000.

Result.	In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.

5

Example 4 (5% “for life”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% WD)) * (MRWA – 5% WD)

2.	($2,000 / ($90,000—$5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (GAWA) + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result. The “for life” minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New “for life” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

6

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new “for life” total withdrawal base is $97,647.06

New “for life” maximum annual withdrawal amount:

Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “for life” maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result.	Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

7

WRL FREEDOM PREMIER® III VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated May 1, 2007

to the

Statement of Additional Information dated May 1, 2007

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed minimum withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

This Supplement must be accompanied or preceded

by the Statement of Additional Information for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2007

Example 1 (Income Select with Growth and Death):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

5% WD beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please Note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD	= $8,144

Excess withdrawal (“EWD”) = None

PV	= $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (there is no excess to deduct)

2.	$100,000 - $8,144 = $91,856.

Result.	In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the minimum remaining withdrawal amount is $91,856.

Example 2 (Income Select with Growth and Death):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

5% WD beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please Note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD	= $10,000
EWD	= $1,856 ($10,000 - $8,144)
PV	= $90,000 in 10 years

2

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% WD)) * (MRWA – 5% WD)

2	. ($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (MAWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 - $10,226.74= $89,773.26

Result. The minimum remaining withdrawal amount is $89,773.26.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $8,144, the total withdrawal base would remain at $162,889 and the maximum annual withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is only reduced by amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% WD)) * TWB before any adjustments

2.	($1,856 / ($90,000 - $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$162,889 - $3,693.34 = $159,195.66

Result. The new total withdrawal base is $159,195.66

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Step One. What is the new maximum annual withdrawal amount?

3

$159,195.66 (the adjusted total withdrawal base) * 5% = $7,959.78

Result.	Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the total withdrawal base.

Example 3 (Income Select with Growth and Death):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

Annuitant qualifies for Income Enhancement benefit beginning 10 years from rider date, which means that the Income Benefit Percentage would then be 10%.

5% WD beginning 10 years from the rider date would be $16,288.90 (10% of the then-current $162,889 TWB)

Please Note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD	= $16,288.90

Excess withdrawal (“EWD”) = None

PV	= $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $16,288.90 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $16,288.90 (there is no excess to deduct)

2.	$100,000 - $16,288.90 = $83,711.10.

Result.	In this example, because no portion of the withdrawal was in excess of $16,288.90, the total withdrawal base does not change and the minimum remaining withdrawal amount is $83,711.10.

The increase to the Income Benefit Percentage due to the Income Enhancement stops when the qualifying person or persons is/are no longer confined as described in the rider. Any withdrawals taken in excess of the maximum annual withdrawal amount either with or without the Income Enhancement benefit will adjust the rider values as shown in Example 2 (Income Select with Growth and Death).

4

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM PREMIER® III VARIABLE ANNUITY

Issued through

SEPARATE ACCOUNT VA U

Offered by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Premier® III Variable Annuity offered by Western Reserve Life Assurance Co. of Ohio ("WRL"). A copy of the prospectus dated May 1, 2007 may be obtained by calling 1-800-851-9777, or by writing to Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2007

2

GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value—The policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office—Our administrative office phone number is 1-800-851-9777.

Annuitant— The person on whose life any death benefit or annuity payments involving life contingencies will be based.

Annuity Commencement Date—The date upon which annuity payments are to commence. This date may be any date at least four years after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary—The person who has the right to the death benefit as set forth in the policy.

Business Day—A day when the New York Stock Exchange is open for business.

Cash Value— The adjusted policy value less any applicable surrender charge.

Code—The Internal Revenue Code of 1986, as amended.

Enrollment form—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment—A positive or negative adjustment to amounts partially withdrawn, surrendered, or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by WRL since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon partial withdrawal, surrender, or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Excess Partial Withdrawal—The portion of a partial withdrawal that exceeds the penalty free amount.

Fixed Account—One or more investment choices under the policy that are part of WRL’s general assets and which are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account, which WRL may offer and into which premiums may be paid or amounts may be transferred.

3

Nonqualified Policy—A policy other than a qualified policy.

Owner (You, Your)— The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	partial withdrawals (including the net effect of any applicable excess interest adjustment and/or surrender charges on such partial withdrawals); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, and transfer fees and other charges, if any.

Policy Year—A policy year begins on the date in which the policy becomes effective and on each anniversary thereof.

Premium Payment—An amount paid to WRL by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account—Separate Account VA U, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Service Charge—An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but will not exceed 2% of the policy value.

Subaccount—A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying fund portfolios.

Surrender Charge—A percentage of each premium payment that depends upon the length of time from the date of each premium payment. The surrender charge is assessed on partial withdrawals and surrenders during the accumulation phase. A surrender charge may also be referred to as a “contingent deferred sales charge.”

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Valuation Period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Variable Annuity Payments—Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice—Written notice, signed by the owner, that gives WRL the information it requires and is received at the administrative and service office. For some transactions, WRL may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements WRL establishes for such notices.

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In order to supplement the description in the prospectus, the following provides additional information about WRL and the policy, which may be of interest to a prospective purchaser.

THE POLICY—GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with WRL’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and a spouse in a community or marital property state.

Unless WRL has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment WRL has made or action WRL has taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the new owner within five years of the owner’s death, or payments must be made over the new owner’s lifetime or for a period certain that does not extend beyond that new owner’s life expectancy, provided that the first payment begins within one year of your death.

Entire Policy

The policy, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between WRL and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

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Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, WRL will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by WRL shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by WRL due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to WRL.

Addition, Deletion, or Substitution of Investments

WRL cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. WRL retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. WRL reserves the right to eliminate the shares of any portfolio held by a subaccount2 and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in WRL’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of WRL, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by WRL. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. WRL may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment, or other conditions warrant such change. In the event any subaccount is eliminated, WRL will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If no such reallocation is provided by you, WRL will reinvest the amounts in the subaccount that invests in the Transamerica Money Market Portfolio (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, WRL will reinvest the amounts, in another subaccount, or in the fixed account, if appropriate.

Similarly, WRL will close a subaccount to new investment (either transfers or premium payments) if the corresponding portfolio closes to new investments. Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation, be invested in the subaccount that invests in the Transamerica Money Market Fund (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, WRL will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

WRL may in the future make additional investment choices available to contract owners (although it is not obligated to do so). WRL may create new separate accounts or add new subaccounts to the separate account, or combine subaccounts, or add new underlying fund portfolios. WRL cannot guarantee that the current investment choices will always be available. WRL does not control the underlying mutual funds, and they could stop selling new shares, merge with other funds, or liquidate, all without the permission or consent of WRL. For these or other reasons, WRL may

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remove existing subaccounts and underlying mutual funds or substitute a new fund for an existing fund, or transfer the assets of the separate account to another account or accounts (or otherwise combine the separate account with another account or accounts), but only to the extent permitted by applicable law and with such approvals from securities and insurance regulators as are necessary. In the event of any such substitution or change, WRL may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. WRL may also vote shares in the underlying funds in its own right, or deregister the separate account under the 1940 Act, again only to the extent permitted by applicable law and with such approvals as are necessary. In the event of such deregistration, the separate account would continue to invest in mutual funds or other investment choices as directed by contract owners.

Excess Interest Adjustment

Money that you partially withdraw or surrender from, transfer out of, or apply to an annuity payment option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a partial withdrawal or surrender, if interest rates set by WRL have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial withdrawals and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S	=	Gross amount being partially withdrawn or surrendered that is subject to the excess interest adjustment
G	=	Guaranteed interest rate in effect for the policy
C	=	Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.
M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.
*	=	multiplication
^	=	exponentiation

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Example 1 (Surrender, rates increase by 3%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= $50,000.00 * (1.055) ^ 1.5 = $54,181.21
Cumulative earnings	= $54,181.21 – $50,000.00 = $4,181.21
10% of premium	= $50,000.00 * .10 = $5,000.00
Penalty free amount at middle of policy year 2	= $5,000.00
Amount free of excess interest adjustment	= $4,181.21
Amount subject to excess interest adjustment	= $54,181.21 – $4,181.21 = $50,000.00
Excess interest adjustment floor	= $50,000.00 * (1.015) ^ 1.5 = $51,129.21
Excess interest adjustment
G = .055
C = .085
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= $50,000.00 * (.055-.085) * (42/12)

= $-5,250.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to

$51,129.21 - $54,181.21 = $-3,052.00

Adjusted policy value	= policy value + excess interest adjustment = $54,181.21 + ($-3,052.00) = $51,129.21
Portion of penalty-free amount which is deducted from cumulative earnings	= cumulative earnings = $4,181.21
Portion of penalty-free amount which is deducted from premium	= $5,000 – $4,181.21 = $818.79
Surrender charges	= ($50,000.00 – $818.79)* .08 = $3,934.50
Net surrender value at middle of policy year 2	= $51,129.21 - $3,934.50 = $47,194.71

Upon full surrender of the policy, the minimum cash value will never be less than that required by the nonforfeiture laws of your state.

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Example 2 (Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= $50,000.00 * (1.055) ^ 1.5 = $54,181.21
Cumulative earnings	= $54,181.21 – $50,000.00 = $4,181.21
10% of premium	= $50,000.00 * .10 = $5,000.00
Penalty free amount at middle of policy year 2	= $5,000.00
Amount free of excess interest adjustment	= $4,181.21
Amount subject to excess interest adjustment	= $54,181.21 – $4,181.21 = $50,000.00
Excess interest adjustment floor	= $50,000.00 * (1.015) ^ 1.5 = $51,129.21
Excess interest adjustment
G = .055
C = .045
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= $50,000.00 * (.055-.045) * (42/12) = $1,750.00
Adjusted policy value	= $54,181.21 + $1,750.00 = $55,931.21
Portion of penalty-free amount which is deducted from cumulative earnings	= cumulative earnings = $4,181.21
Portion of penalty-free amount which is deducted from premium	= $5,000.00 – $4,181.21 = $818.79
Surrender charges	= ($50,000.00 – $818.79) * .08 = $3,934.50
Net surrender value at middle of policy year 2	= $55,931.21 - $3,934.50 = $51,996.71

Upon full surrender of the policy, the minimum cash value will never be less than that required by the nonforfeiture laws of your state.

On a partial withdrawal, WRL will pay the policyholder the full amount of partial withdrawal requested (as long as the policy value is sufficient). Amounts withdrawn will reduce the policy value by an amount equal to:

R - E + SC

R	=	the requested partial withdrawal;
E	=	the excess interest adjustment; and
SC	=	the surrender charges on (EPW - E); where
EPW	=	the excess partial withdrawal amount.

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Example 3 (Partial Withdrawal, rates increase by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial withdrawal:	$20,000 (requested withdrawal amount after penalties); middle of policy year 2
Policy value at middle of policy year 2	= $50,000.00 * (1.055) ^ 1.5 = $54,181.21
Cumulative earnings	= $54,181.21 – $50,000.00 = $4,181.21
10% of premium	= $50,000.00 * .10 = $5,000.00
Penalty free amount at middle of policy year 2	= $5,000.00
Amount free of excess interest adjustment	= $4,181.21
Excess interest adjustment/surrender charge
S = $20,000 – $4,181.21 = $15,818.79
G = .055
C = .065
M = 42
E = $15,818.79 * (.055 - .065) * (42/12) = $-553.66
EPW = $20,000.00 - $5,000.00 = $15,000.00

To receive the full $20,000 partial withdrawal amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = $15,000/(1 - .08) = $16,304.35

SC = .08 * ($16,304.35 – ($-553.66)) = $1,348.64
Remaining policy value at middle of policy year 2	= $54,181.21 - (R - E + surrender charge)
= $54,181.21 - ($20,000.00 - ($-553.66) + $1,348.64) = $32,278.91

Example 4 (Partial Withdrawal, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial withdrawal:	$20,000; middle of policy year 2
Policy value at middle of policy year 2	= $50,000.00 * (1.055) ^ 1.5 = $54,181.21
Cumulative earnings	= $54,181.21 – $50,000.00 = $4,181.21
10% of premium	= $50,000.00 * .10 = $5,000.00
Penalty free amount at middle of policy year 2	= $5,000.00
Amount free of excess interest adjustment	= $4,181.21
Excess interest adjustment/surrender charge
S = $20,000 – $4,181.21 = $15,818.79
G = .055
C = .045
M = 42
E = $15,818.79 * (.055 - .045)* (42/12) = $553.66
EPW = $20,000.00 - $5,000.00 = $15,000.00

To receive the full $20,000 partial withdrawal amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = $15,000/(1 - .08) = $16,304.35

SC = .08 * ($16,304.35 – $553.66) = $1,260.06
Remaining policy value at middle of policy year 2	= $54,181.21 - (R - E + surrender charge)
= $54,181.21 - ($20,000.00 – $553.66 + $1,260.06) = $33,474.81

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Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, WRL reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to WRL’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by WRL at its administrative and service office at least thirty (30) days prior to the annuity commencement date (elections less than 30 days require prior approval). If no election is made prior to the annuity commencement date, annuity payments will be made using (1) life income with level payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (2) life income with variable payments for 10 years certain, using the existing policy value of the separate account, or (3) a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount WRL has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells WRL in writing and WRL agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For variable annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under applicable law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as follows:

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Annuity Commencement Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by WRL

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units that are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Withdrawal. The amount of your guaranteed minimum death benefit is reduced due to a partial withdrawal by and amount called the adjusted partial withdrawal. The reduction amount depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal amount

(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal.

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The following examples describe the effect of a partial withdrawal on the guaranteed minimum death benefit and policy value.

Example 1

(Assumed Facts for Example)

$75,000	current guaranteed minimum death benefit before partial withdrawal
$50,000	current policy value before partial withdrawal
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested partial withdrawal (requested amount including penalties)
$5,000	surrender charge-free amount (assumes penalty free surrender is available)
$10,000	excess partial withdrawal (amount subject to surrender charge)
$100	excess interest adjustment (assumes interest rates have decreased since initial guarantee)
$594	surrender charge on (excess partial withdrawal less excess interest adjustment) = 0.06* ($10,000 - $100)
$10,494	reduction in policy value due to excess partial withdrawal = $10,000 - $100 + $594
$15,494	total Gross Partial Withdrawal
$23,241	adjusted partial withdrawal = ($15,494) * ($75,000) / ($50,000)
$51,759	new guaranteed minimum death benefit (after partial withdrawal) = $75,000 – $23,241
$34,506	new policy value (after partial withdrawal) = $50,000 - $15,494

Summary:
Reduction in guaranteed minimum death benefit	= $23,241
Reduction in policy value	= $15,494

Note, guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the partial withdrawal.

Example 2

(Assumed Facts for Example)

$50,000	current guaranteed minimum death benefit before partial withdrawal
$75,000	current policy value before partial withdrawal
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested partial withdrawal (requested amount including penalties)
$7,500	surrender charge-free amount (assumes penalty free surrender is available)
$7,500	excess partial withdrawal (amount subject to surrender charge)
$-100	excess interest adjustment (assumes interest rates have increased since initial guarantee)
$456	surrender charge on (excess partial withdrawal less excess interest adjustment) = 0.06*[($7500 - ($-100)]
$8,056	reduction in policy value due to excess partial withdrawal = $7500 - ($-100) + $456 = $7500 + $100 + $456
$15,556	total Gross Partial Withdrawal = $7,500 + $8,056
$15,556	adjusted partial withdrawal = ($15,556) * ($75,000) / ($75,000)
$34,444	new guaranteed minimum death benefit (after partial withdrawal) = $50,000 - $15,556
$59,444	new policy value (after partial withdrawal) = $75,000 - $15,556

Summary:
Reduction in guaranteed minimum death benefit	=$	15,556
Reduction in policy value	=$	15,556

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the partial withdrawal.

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Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, along with any other proof required by or satisfactory to WRL will constitute due proof of death.

Upon receipt at our administrative and service office of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as WRL has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is in effect which would prevent such an election.

Assignment

During the lifetime of the annuitant, the owner may assign any rights or benefits provided by the policy if the policy is a nonqualified policy. An assignment will not be binding on WRL until a copy has been filed at its administrative and service office. The owner’s rights and benefits and those of the beneficiary are subject to the rights of the assignee. WRL assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with WRL, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Qualified policies may not be assigned except as otherwise allowed by law.

Evidence of Survival

WRL reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until WRL receives such evidence.

Non-Participating

The policy will not share in WRL’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by WRL and approved by one of WRL’s officers. No registered representative has authority to change or waive any provision of the policy.

WRL reserves the right to amend the policy to meet the requirements of any federal or state law or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee, or bona-fide full-time employee of WRL or its affiliated companies or their immediate family. In such a case, WRL may credit an amount equal to a percentage of the

15

premium payment to the policy due to lower acquisition costs WRL experiences on those purchases. WRL in its discretion, may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which WRL is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future variable payments is calculated by taking (a) the supportable payment on the business day we receive the partial withdrawal or surrender request, times (b) the number of payments remaining, discounted using a discount rate.

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on the anniversary of your annuitization. Without stabilized payments, each payment throughout the annuitization year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of partial withdrawal and surrender values, death benefits, and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased since more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased since fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR	5.0%
Life & 10 Year Certain
Male aged 65
First Variable Payment	$500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments In Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses and portfolio expenses included in the calculations are 2.25% (2.25% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

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Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are withdrawn or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

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Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

We may make available, as options under the policy, certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. Consult a qualified tax advisor before electing any of these benefits for a qualified policy.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code ($4,000 for 2007, $5,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the policy for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and

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whose modified adjusted gross income is under $114,000 for single filers, $166,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($4,000 for 2007, $5,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed minimum withdrawal benefit prior to age 59 1/2.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

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Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

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(3)	a per share credit or charge for any taxes determined by WRL to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

(Assumes Double Enhanced Death Benefit)

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor = (A + B - C) - E

                                                  D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.

Assume A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.

Assume B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.

Assume C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.

Assume D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.65% on an annual basis; on a daily basis, this equals ..000044838.

Then, the net investment factor = ($11.57 + 0—0)—.000044838 = Z = 1.014867443

                                                             ($11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.

Assume = $X

B =	The net investment factor for the current valuation period.

Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment

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performance of the subaccount exceeds the annual assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share credit or charge for any taxes reserved for, which WRL determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of a fund share held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is currently 1.25% higher at a rate of 2.50%).

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

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Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where: A =	Annuity unit value for the immediately preceding valuation period.

Assume = $X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume = Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.

Assume = Z

Then, the annuity unit value is:

$X * Y * Z = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment = A * B

                                                                           $1,000

Where: A =	The adjusted policy value as of the annuity commencement date.

Assume = $X

B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.

Assume = $Y

Then, the first monthly variable annuity payment = $X * $Y = $Z

                                                                                              $1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units = A

                                             B

Where: A =	The dollar amount of the first monthly variable annuity payment.

Assume = $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $Y

Then, the number of annuity units = $X = Z

                                                           $Y

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BENEFICIARY EARNINGS ENHANCEMENT - EXTRA II RIDER —

ADDITIONAL INFORMATION

Assume the Beneficiary Earnings Enhancement- Extra II is added to a new policy opened with $100,000 initial premium. The annuitant is less than age 71 on the rider date. On the first and second rider anniversaries, the policy value is $110,000 and $95,000 respectively when the rider fees are deducted. The annuitant adds $25,000 premium in the 3rd rider year when the policy value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th rider year when the policy value is equal to $145,000. After 5 years, the policy value is equal to $130,000 and the death proceeds is $145,000.

EXAMPLE

Policy value on rider date (equals initial policy value since new policy)	$100,000
Additional death benefit during first rider year	$0
Rider fee on first rider anniversary (= rider fee * policy value = 0.55% * $110,000)	$605
Additional death benefit during 2nd rider year (= sum of total rider fees paid)	$605
Rider fee on second rider anniversary (= rider fee * policy value = 0.55% * $95,000)	$522.50
Additional death benefit during 3rd rider year (= sum of total rider fees paid = $605 + $522.50)	$1,127.50
Rider benefit base in 3rd rider year prior to premium addition (= policy value less premiums added since rider date = $115,000 – $0)	$115,000
Rider benefit base in 3rd rider year after premium addition (= $140,000 - $25,000)	$115,000
Rider benefit base in 4th rider year prior to withdrawal (= policy value less premiums added since rider date = $145,000 - $25,000)	$120,000
Rider benefit base in 4th rider year after withdrawal (policy value less premiums added since rider date =$110,000 - $25,000)	$85,000
Additional death benefit = rider benefit percentage * rider benefit base = 30% * $105,000	$31,500
Total death proceeds (= base policy death proceeds + additional death benefit amount = $145,000 + $31,500)	$176,500

HISTORICAL PERFORMANCE DATA

Money Market Yields

WRL may from time to time disclose the current annualized yield of the Transamerica Money Market Subaccount and the Access U.S. Government Money Market Subaccount (collectively, the "Money Market Subaccount"), which invests in the Transamerica Money Market Portfolio or the Access U.S. Government Money Market Subaccount, respectively (collectively, the "Money Market Portfolio"), for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk

25

fee. Current yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 8.5% to 0% of the amount of premium payments partially withdrawn and surrendered based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the eighth policy year.

WRL may also disclose the effective yield of the Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses.

Other Subaccount Yields

WRL may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charges and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

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Yield = 2 * ((((NI – ES)/(U - UV)) + 1)6 –1)

Where:

NI	=	Net investment income of the subaccount for the 30-day period attributable to the subaccount’s unit.

ES	=	Expenses of the subaccount for the 30-day period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 8.5% to 0% of the amount of premium payments partially withdrawn and surrendered based on the number of years since the premium payment was made.

The yield on amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

WRL may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which WRL calculates on each business day based on the performance of the separate account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

WRL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the

27

surrender charge percentage will be assumed to be 0%.

WRL may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

WRL may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service, and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of WRL. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF WRL

WRL is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of WRL for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine WRL’s contract liabilities and reserves so that the Department may determine the items are correct. WRL’s books and accounts are subject to review by the Department of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, WRL is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

28

ADMINISTRATION

WRL performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by WRL. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, WRL will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments WRL sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Effective May 1, 2007, our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the policies. TCI’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. Like Western Reserve, TCI is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

During fiscal years 2006, 2005 and 2004, before TCI replaced AFSG as principal underwriter for the policies, the amounts paid to AFSG in connection with all policies sold through the separate account was $33,888,896, $29,317,171 and $23,629,461, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI ( and provided paid-in capital to AFSG) and pay for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, WRL will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from

29

persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result WRL determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

The owner has the voting interest in the selected portfolios. Before the annuity commencement date, the number of votes that the owner has the right to instruct will be calculated separately for each subaccount. The number of votes the owner has the right to instruct for a particular subaccount will be determined by dividing the policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. WRL will solicit voting instructions by sending, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by WRL in which the owner, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

WRL makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

WRL holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from WRL’s general account assets. WRL maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by WRL’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of WRL.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to WRL relating to certain matters under the federal securities laws.

30

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2006 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The value of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). The statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio, which are included in this SAI, should be considered only as bearing on the ability of WRL to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

31

APPENDIX A

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

2.15%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.077074 1.047686 1.000000	$ $ $	1.150874 1.077074 1.047686	223,710 224,948 0
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.192441 1.088240 1.000000	$ $ $	1.345767 1.192441 1.088240	231,567 230,921 189,843
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.117290 1.065294 1.000000	$ $ $	1.216483 1.117290 1.065294	98,197 54,973 52,510
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.163732 1.083498 1.000000	$ $ $	1.293548 1.163732 1.083498	69,288 69,370 142,308
International Moderate Growth Fund Subaccount Inception Date May1, 2006	2006		$1.000000		$1.026410	0
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.290803 1.139257 1.000000	$ $ $	1.473739 1.290803 1.139257	31,283 28,941 1,608
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.185150 1.126059 1.000000	$ $ $	1.348289 1.185150 1.126059	1,324 6,013 4,960
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.449514 1.308141 1.000000	$ $ $	2.013912 1.449514 1.308141	52,020 24,961 59
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.071874 1.045464 1.000000	$ $ $	1.075322 1.071874 1.045464	11,562 13,099 3,101
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.011061 1.011824 1.000000	$ $ $	1.025765 1.011061 1.011824	0 0 0
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.079630 1.068598 1.000000	$ $ $	1.215139 1.079630 1.068598	1,469 6,462 1,455
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.041089 1.024427 1.000000	$ $ $	1.205695 1.041089 1.024427	1,235 9,637 4,850
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.048749 1.055385 1.000000	$ $ $	1.135744 1.048749 1.055385	0 0 0
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.157143 1.092269 1.000000	$ $ $	1.191246 1.157143 1.092269	3,735 3,518 3,596
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.104352 1.046645 1.000000	$ $ $	1.078003 1.104352 1.046645	0 0 3,820
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.009682 1.010797 1.000000	$ $ $	1.027020 1.009682 1.010797	0 0 0
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.126319 1.108275 1.000000	$ $ $	1.308939 1.126319 1.108275	2,049 3,213 3,113
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.123612 1.039589 1.000000	$ $ $	1.136762 1.123612 1.039589	9,559 24,628 3,788

32

2.15%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.081037 1.029760 1.000000	$ $ $	1.253606 1.081037 1.029760	14,660 14,741 0
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.357762 1.170655 1.000000	$ $ $	1.539093 1.357762 1.170655	64,604 40,633 6,604
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.130448 1.071240 1.000000	$ $ $	1.203448 1.130448 1.071240	2,413 1,928 1,932
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.081561 1.066963 1.000000	$ $ $	1.171638 1.081561 1.066963	2,218 2,253 2,195
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.279356 1.123845 1.000000	$ $ $	1.357490 1.279356 1.123845	49,064 5,704 989
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.280021 1.127803 1.000000	$ $ $	1.314524 1.280021 1.127803	11,162 9,359 4,280
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.991496 0.986822 1.000000	$ $ $	1.014082 0.991496 0.986822	1,458 1,377 0
Transamerica Science & Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.009953 1.012781 1.000000	$ $ $	0.996278 1.009953 1.012781	0 0 3,675
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.240690 1.118916 1.000000	$ $ $	1.431040 1.240690 1.118916	54,834 27,593 0
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.996944 0.998533 1.000000	$ $ $	1.005871 0.996944 0.998533	0 0 0
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.105707 1.063376 1.000000	$ $ $	1.245325 1.105707 1.063376	1,671 1,730 1,707
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.070067 1.018533 1.000000	$ $ $	1.148073 1.070067 1.018533	1,897 1,514 1,519
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.091009 1.065846 1.000000	$ $ $	1.232995 1.091009 1.065846	0 0 9,207

33

2.05%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.079149 1.048678 1.000000	$ $ $	1.154214 1.079149 1.048678	121,477 147,027 71,030
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.194739 1.089276 1.000000	$ $ $	1.349685 1.194739 1.089276	0 0 0
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.119423 1.066293 1.000000	$ $ $	1.220004 1.119423 1.066293	25,862 24,824 8,737
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.165965 1.084524 1.000000	$ $ $	1.297300 1.165965 1.084524	0 0 0
International Moderate Growth Fund Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.027079	0
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.293290 1.140335 1.000000	$ $ $	1.478017 1.293290 1.140335	513 0 0
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.187441 1.127132 1.000000	$ $ $	1.352218 1.187441 1.127132	0 0 0
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.452288 1.309380 1.000000	$ $ $	2.019738 1.452288 1.309380	693 0 0
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.073936 1.046457 1.000000	$ $ $	1.078434 1.073936 1.046457	12,627 10,579 0
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.013025 1.012796 1.000000	$ $ $	1.028770 1.013025 1.012796	5,903 6,027 27,931
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.081699 1.069610 1.000000	$ $ $	1.218647 1.081699 1.069610	0 0 0
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.043099 1.025396 1.000000	$ $ $	1.209182 1.043099 1.025396	0 0 0
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.050770 1.056377 1.000000	$ $ $	1.139030 1.050770 1.056377	13,943 14,120 2,120
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.159378 1.093303 1.000000	$ $ $	1.194736 1.159378 1.093303	0 0 0
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.106463 1.047632 1.000000	$ $ $	1.081102 1.106463 1.047632	0 0 0
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.011643 1.011757 1.000000	$ $ $	1.030016 1.011643 1.011757	0 0 0
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.128486 1.109322 1.000000	$ $ $	1.312751 1.128486 1.109322	1,858 1,863 0
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.125749 1.040562 1.000000	$ $ $	1.140025 1.125749 1.040562	0 0 0
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.083118 1.030733 1.000000	$ $ $	1.257235 1.083118 1.030733	0 0 0
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.360393 1.171772 1.000000	$ $ $	1.543579 1.360393 1.171772	21,487 19,876 5,211
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.132620 1.072252 1.000000	$ $ $	1.206946 1.132620 1.072252	9,894 10,342 0

34

2.05%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.083661 1.067988 1.000000	$ $ $	1.175062 1.083661 1.067988	0 0 0
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.281830 1.124911 1.000000	$ $ $	1.361456 1.281830 1.124911	19,283 19,702 5,404
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.282498 1.128869 1.000000	$ $ $	1.318356 1.282498 1.128869	0 0 0
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.993403 0.987757 1.000000	$ $ $	1.017024 0.993403 0.987757	0 426 0
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.011892 1.013742 1.000000	$ $ $	0.999175 1.011892 1.013742	0 0 0
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.242702 1.119635 1.000000	$ $ $	1.434761 1.242702 1.119635	0 0 0
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.998859 0.999483 1.000000	$ $ $	1.008786 0.998859 0.999483	0 0 0
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.107838 1.064383 1.000000	$ $ $	1.248935 1.107838 1.064383	2,500 2,759 13,607
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.072137 1.019505 1.000000	$ $ $	1.151419 1.072137 1.019505	2,393 0 0
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.093117 1.066866 1.000000	$ $ $	1.236598 1.093117 1.066866	2,255 0 0

35

2.00%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.080171 1.049174 1.000000	$ $ $	1.155877 1.080171 1.049174	713,187 726,584 647,802
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.195887 1.089791 1.000000	$ $ $	1.351644 1.195887 1.089791	252,328 619,199 536,798
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.120515 1.066800 1.000000	$ $ $	1.221786 1.120515 1.066800	1,675,265 1,024,971 183,584
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.167086 1.085037 1.000000	$ $ $	1.299188 1.167086 1.085037	491,269 381,743 298,129
International Moderate Growth Fund Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.027415	1,182
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.294543 1.140878 1.000000	$ $ $	1.480176 1.294543 1.140878	73,413 63,836 30,731
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.188583 1.127667 1.000000	$ $ $	1.354171 1.188583 1.127667	39,213 28,967 29,226
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.453710 1.310008 1.000000	$ $ $	2.022707 1.453710 1.310008	146,951 135,130 183,330
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.074992 1.046966 1.000000	$ $ $	1.080015 1.074992 1.046966	230,203 252,344 194,139
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.013996 1.013271 1.000000	$ $ $	1.030261 1.013996 1.013271	263,905 261,572 57,759
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.082754 1.070117 1.000000	$ $ $	1.220435 1.082754 1.070117	3,198 3,267 3,376
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.044106 1.025892 1.000000	$ $ $	1.210945 1.044106 1.025892	49,835 66,445 70,034
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.051782 1.056876 1.000000	$ $ $	1.140706 1.051782 1.056876	31,943 18,236 9,551
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.160497 1.093825 1.000000	$ $ $	1.196458 1.160497 1.093825	0 0 0
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.107539 1.048140 1.000000	$ $ $	1.082702 1.107539 1.048140	0 0 0
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.012627 1.012252 1.000000	$ $ $	1.031527 1.012627 1.012252	47,531 44,500 14,655
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.129586 1.109860 1.000000	$ $ $	1.314669 1.129586 1.109860	52,703 46,173 10,507
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.126855 1.041075 1.000000	$ $ $	1.141716 1.126855 1.041075	10,854 11,134 60,510
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.084163 1.031227 1.000000	$ $ $	1.259070 1.084163 1.031227	30,397 20,276 61,136
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.361680 1.172313 1.000000	$ $ $	1.545794 1.361680 1.172313	219,795 199,632 179,408
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.133718 1.072767 1.000000	$ $ $	1.208705 1.133718 1.072767	23,022 0 0

36

2.00%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.084688 1.068486 1.000000	$ $ $	1.176750 1.084688 1.068486	0 0 29,726
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.283054 1.125436 1.000000	$ $ $	1.363416 1.283054 1.125436	454,122 300,968 115,965
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.283737 1.129408 1.000000	$ $ $	1.320279 1.283737 1.129408	88,927 21,694 49,201
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.994370 0.988233 1.000000	$ $ $	1.018510 0.994370 0.988233	18,419 23,736 14,013
Transamerica Science and - Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.012878 1.014232 1.000000	$ $ $	1.000643 1.012878 1.014232	0 0 0
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.243728 1.120015 1.000000	$ $ $	1.436637 1.243728 1.120015	41,744 34,829 0
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.999817 0.999949 1.000000	$ $ $	1.010253 0.999817 0.999949	0 0 59,762
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.108909 1.064891 1.000000	$ $ $	1.250764 1.108909 1.064891	0 340 165
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.073175 1.019987 1.000000	$ $ $	1.153097 1.073175 1.019987	23,564 5,283 53,097
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.094162 1.067366 1.000000	$ $ $	1.238373 1.094162 1.067366	0 680 331

37

1.95%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.061441 1.000000	$ $	1.136381 1.061441	0 0
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.150935 1.000000	$ $	1.301467 1.150935	55,380 0
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.092924 1.000000	$ $	1.192293 1.092924	122,696 0
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.124781 1.000000	$ $	1.252703 1.124781	0 0
International Moderate Growth Fund Subaccount Inception Date May 1, 2006	2006		1.000000		$1.027743	0
BlackRock Large Cap Value(1) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.032182 1.000000	$ $	1.303298 1.032182	0 0
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.085886 1.000000	$ $	1.237784 1.085886	0 0
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.163307 1.000000	$ $	1.619420 1.163307	0 0
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.038513 1.000000	$ $	1.043886 1.038513	0 0
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.998337 1.000000	$ $	1.014848 0.998337	0 0
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.122710 1.000000	$ $	1.195675 1.122710	0 0
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.050347 1.000000	$ $	1.264854 1.050347	0 0
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.282243 1.000000	$ $	1.119986 1.282243	0 0
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.139297 1.000000	$ $	1.158070 1.139297	0 0
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.999283 1.000000	$ $	1.254090 0.999283	0 0
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.090062 1.000000	$ $	1.018424 1.090062	0 0
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.168810 1.000000	$ $	1.223041 1.168810	0 0
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.103688 1.000000	$ $	1.184799 1.103688	0 0
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.187144 1.000000	$ $	1.282362 1.187144	0 0
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.108447 1.000000		$1.348317 1.108447	0 0
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.116178 1.000000	$ $	1.182332 1.116178	0 0
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.232747 1.000000	$ $	1.211500 1.232747	0 0
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.244207 1.000000	$ $	1.310594 1.244207	0 0
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.006592 1.000000	$ $	1.280247 1.006592	0 0
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.155767 1.000000	$ $	1.031536 1.155767	70,356 0
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.157430 1.000000	$ $	1.143996 1.157430	0 0
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.999653 1.000000	$ $	1.335699 0.999653	10,945 0
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.067848 1.000000	$ $	1.010576 1.067848	0 0
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.132061 1.000000		$1.205045 1.132061	0 0
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.000000 1.000000	$ $	1.216976 0.000000	0 0
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.999653 1.000000	$ $	1.213635 0.999653	0 0

38

1.90%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.061786 1.000000	$ $	1.137305 1.061786	4,021 0
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.151301 1.000000	$ $	1.302518 1.151301	12,976 0
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.093287 1.000000	$ $	1.193256 1.093287	0 0
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.125147 1.000000	$ $	1.253726 1.125147	163,207 180,113
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.028086	0
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.139673 1.000000	$ $	1.304374 1.139673	0 0
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.086241 1.000000	$ $	1.238796 1.086241	0 0
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.163667 1.000000	$ $	1.620709 1.163667	0 0
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.038840 1.000000	$ $	1.044725 1.038840	4,047 0
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.998659 1.000000	$ $	1.015675 0.998659	0 0
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.060611 1.000000	$ $	1.196645 1.060611	33,945 0
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.090408 1.000000	$ $	1.265886 1.090408	0 0
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.032522 1.000000	$ $	1.120908 1.032522	0 0
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.123076 1.000000	$ $	1.159002 1.123076	0 0
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.282658 1.000000	$ $	1.255112 1.282658	0 0
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.999603 1.000000	$ $	1.019251 0.999603	0 0
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.050694 1.000000	$ $	1.224049 1.050694	0 0
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.169191 1.000000	$ $	1.185770 1.169191	0 0
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.104046 1.000000	$ $	1.283411 1.104046	0 0
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.187529 1.000000	$ $	1.349412 1.187529	0 0
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.108816 1.000000	$ $	1.183307 1.108816	0 0
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.116544 1.000000	$ $	1.212492 1.116544	0 0
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.233143 1.000000	$ $	1.311656 1.233143	56,693 0
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.244610 1.000000	$ $	1.281280 1.244610	0 0
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.006920 1.000000	$ $	1.032374 1.006920	0 0
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.157805 1.000000	$ $	1.144932 1.157805	0 0
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005	$ $	1.156137 1.000000	$ $	1.336781 1.156137	0 0
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	0.999983 1.000000	$ $	1.011405 0.999983	7,463 0
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.068197 1.000000	$ $	1.206022 1.068197	0 0
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.132437 1.000000	$ $	1.217975 1.132437	0 0
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.072124 1.000000	$ $	1.214612 1.072124	0 0

39

1.80%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.084366 1.051177 1.000000	$ $ $	1.162635 1.084366 1.051177	123,561 119,614 117,236
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.200505 1.091862 1.000000	$ $ $	1.359522 1.200505 1.091862	203,708 50,507 24,604
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.124851 1.068838 1.000000	$ $ $	1.228924 1.124851 1.068838	978,078 435,484 407,908
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.171596 1.087101 1.000000	$ $ $	1.306758 1.171596 1.087101	692,335 386,343 153,509
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.028754	0
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.299548 1.143055 1.000000	$ $ $	1.488800 1.299548 1.143055	21,932 8,491 61,859
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.193173 1.129811 1.000000	$ $ $	1.362069 1.193173 1.129811	55,545 56,204 111,638
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.459318 1.312492 1.000000	$ $ $	2.034470 1.459318 1.312492	69,664 22,497 22,275
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.079144 1.048963 1.000000	$ $ $	1.086312 1.079144 1.048963	632,342 710,568 739,063
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.017904 1.015194 1.000000	$ $ $	1.036256 1.017904 1.015194	10,106 25,428 24,714
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.086946 1.072162 1.000000	$ $ $	1.227566 1.086946 1.072162	3 ,141 3,373 0
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.048149 1.027843 1.000000	$ $ $	1.218021 1.048149 1.027843	66,788 60,434 115,638
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.055853 1.058897 1.000000	$ $ $	1.147357 1.055853 1.058897	2,343 0 0
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.164978 1.095900 1.000000	$ $ $	1.203428 1.164978 1.095900	72,313 71,589 60,060
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.111828 1.050138 1.000000	$ $ $	1.089011 1.111828 1.050138	0 0 0
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.016537 1.014174 1.000000	$ $ $	1.037532 1.016537 1.014174	4,792 16,807 17,123
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.133949 1.111976 1.000000	$ $ $	1.322333 1.133949 1.111976	489,703 518,691 503,925
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.131203 1.043050 1.000000	$ $ $	1.148359 1.131203 1.043050	10,307 9,628 7,703
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.088352 1.033186 1.000000	$ $ $	1.266404 1.088352 1.033186	2,120 0 0
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.366974 1.174568 1.000000	$ $ $	1.554845 1.366974 1.174568	509,866 481,739 534,566
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.138089 1.074797 1.000000	$ $ $	1.215742 1.138089 1.074797	18,208 13,006 10,107

40

1.80%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.088898 1.070527 1.000000	$ $ $	1.183625 1.088898 1.070527	11,156 6,244 4,933
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.288028 1.127590 1.000000	$ $ $	1.371371 1.288028 1.127590	570,704 472,170 504,708
Transamerica Growth Opportunities- Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.288677 1.131551 1.000000	$ $ $	1.327949 1.288677 1.131551	390,305 400,010 406,453
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.998211 0.990115 1.000000	$ $ $	1.024443 0.998211 0.990115	155,495 69,449 146,039
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.016809 1.016170 1.000000	$ $ $	1.006486 1.016809 1.016170	5,322 5,088 0
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.247782 1.121464 1.000000	$ $ $	1.444156 1.247782 1.121464	9,524 0 0
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.003688 1.001856 1.000000	$ $ $	1.016141 1.003688 1.001856	0 0 0
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.113194 1.066920 1.000000	$ $ $	1.258053 1.113194 1.066920	12,087 4,563 39,018
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.077317 1.021931 1.000000	$ $ $	1.159827 1.077317 1.021931	2,612 311 316
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.098396 1.069396 1.000000	$ $ $	1.245599 1.098396 1.069396	8,220 1,277 0

41

1.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.085416 1.051679 1.000000	$ $ $	1.164335 1.085416 1.051679	459,235 365,544 153,645
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.201655 1.092380 1.000000	$ $ $	1.361483 1.201655 1.092380	494,105 588,842 273,496
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.125930 1.069339 1.000000	$ $ $	1.230706 1.125930 1.069339	1,716,597 1,596,431 370,007
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.172733 1.087623 1.000000	$ $ $	1.308673 1.172733 1.087623	2,092,479 1,083,909 322,064
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.029080	231,775
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.300801 1.143595 1.000000	$ $ $	1.490970 1.300801 1.143595	70,040 18,461 3,633
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.194332 1.130350 1.000000	$ $ $	1.364056 1.194332 1.130350	35,103 6,068 454
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.460741 1.313124 1.000000	$ $ $	2.037464 1.460741 1.313124	120,825 52,013 4,429
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.080182 1.049446 1.000000	$ $ $	1.087899 1.080182 1.049446	152,835 239,449 47,292
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.018906 1.015688 1.000000	$ $ $	1.037782 1.018906 1.015688	826 328 318
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.087983 1.072669 1.000000	$ $ $	1.229336 1.087983 1.072669	0 0 0
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.049153 1.028330 1.000000	$ $ $	1.219792 1.049153 1.028330	12,703 9,871 8,401
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.056876 1.059404 1.000000	$ $ $	1.149023 1.056876 1.059404	5,024 0 0
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.166111 1.096431 1.000000	$ $ $	1.205198 1.166111 1.096431	64,229 3,316 1,597
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.112892 1.050636 1.000000	$ $ $	1.090592 1.112892 1.050636	104,885 3,123 370
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.017510 1.014644 1.000000	$ $ $	1.039039 1.017510 1.014644	64,825 22,078 90
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.135040 1.112496 1.000000	$ $ $	1.324242 1.135040 1.112496	92,137 71,312 37,593
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.132292 1.043546 1.000000	$ $ $	1.150022 1.132292 1.043546	1,104 3,291 548
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.089405 1.033675 1.000000	$ $ $	1.268253 1.089405 1.033675	34,306 7,939 4,453
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.368276 1.175119 1.000000	$ $ $	1.557086 1.368276 1.175119	203,584 60,242 42,094
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005	$ $	1.139187 1.075310	$ $	1.217511 1.139187	54,912 7,572

42

1.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.089950 1.071037 1.000000	$ $ $	1.185346 1.089950 1.071037	307 208 91
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.289270 1.128132 1.000000	$ $ $	1.373381 1.289270 1.128132	130,422 60,101 38,733
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.289942 1.132100 1.000000	$ $ $	1.329900 1.289942 1.132100	96,359 39,665 35,590
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	0.999196 0.990590 1.000000	$ $ $	1.025967 0.999196 0.990590	552,884 7,303 0
Transamerica Science and - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.017769 1.016647 1.000000	$ $ $	1.007930 1.017769 1.016647	2,919 0 0
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.248786 1.121826 1.000000	$ $ $	1.446022 1.248786 1.121826	127,006 23,081 6,613
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.004661 1.002340 1.000000	$ $ $	1.017623 1.004661 1.002340	76,812 11,246 0
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.114269 1.067427 1.000000	$ $ $	1.259883 1.114269 1.067427	35,674 8,513 1,326
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.078365 1.022418 1.000000	$ $ $	1.161519 1.078365 1.022418	1,968 2,010 364
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.099454 1.069906 1.000000	$ $ $	1.247419 1.099454 1.069906	25,717 0 0

43

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.087515 1.052679 1.000000	$ $ $	1.167736 1.087515 1.052679	249,637 166,241 145,797
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.203998 1.093433 1.000000	$ $ $	1.365480 1.203998 1.093433	2,678,875 2,292,259 338,120
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.128104 1.070364 1.000000	$ $ $	1.234294 1.128104 1.070364	2,197,667 2,052,670 1,190,495
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.175014 1.088663 1.000000	$ $ $	1.312495 1.175014 1.088663	3,638,181 2,398,250 1,592,183
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.029756	11,066
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.303330 1.144691 1.000000	$ $ $	1.495343 1.303330 1.144691	734,506 448,675 46,783
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.196647 1.131434 1.000000	$ $ $	1.368032 1.196647 1.131434	142,464 37,837 29,325
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.463553 1.314375 1.000000	$ $ $	2.043388 1.463553 1.314375	565,358 400,292 147,785
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.082266 1.050447 1.000000	$ $ $	1.091063 1.082266 1.050447	406,053 521,970 160,487
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.020867 1.016655 1.000000	$ $ $	1.040794 1.020867 1.016655	176,820 152,196 118,294
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.090085 1.073690 1.000000	$ $ $	1.232919 1.090085 1.073690	31,793 41,229 7,399
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.051176 1.029303 1.000000	$ $ $	1.223338 1.051176 1.029303	89,577 105,302 67,028
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.058924 1.060419 1.000000	$ $ $	1.152380 1.058924 1.060419	51,500 90,978 73,006
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.168365 1.097477 1.000000	$ $ $	1.208699 1.168365 1.097477	107,515 57,710 52,674
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.115060 1.051646 1.000000	$ $ $	1.093788 1.115060 1.051646	0 0 35,518
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.019488 1.015619 1.000000	$ $ $	1.042077 1.019488 1.015619	227,392 267,013 106,402
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.137217 1.113539 1.000000	$ $ $	1.328095 1.137217 1.113539	109,656 450,832 227,837
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.134494 1.044549 1.000000	$ $ $	1.153402 1.134494 1.044549	18,538 36,070 41,623
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.091524 1.034671 1.000000	$ $ $	1.271960 1.091524 1.034671	61,745 46,056 19,971
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.370929 1.176238 1.000000	$ $ $	1.561642 1.370929 1.176238	903,626 682,246 346,955
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.141400 1.076344 1.000000	$ $ $	1.221059 1.141400 1.076344	78,657 60,099 42,751

44

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.092051 1.072053 1.000000	$ $ $	1.188796 1.092051 1.072053	11,422 11,464 17,945
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.291779 1.129217 1.000000	$ $ $	1.377399 1.291779 1.129217	550,643 359,800 292,768
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.292441 1.133182 1.000000	$ $ $	1.333789 1.292441 1.133182	32,639 27,450 60,957
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.001116 0.991537 1.000000	$ $ $	1.028948 1.001116 0.991537	24,963 91,129 251,348
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.019751 1.017613 1.000000	$ $ $	1.010890 1.019751 1.017613	6,293 19,102 35,850
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.250833 1.122560 1.000000	$ $ $	1.449818 1.250833 1.122560	172,179 433,295 158,144
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.006608 1.003297 1.000000	$ $ $	1.020615 1.006608 1.003297	201,254 61,911 23,751
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.116417 1.068440 1.000000	$ $ $	1.263550 1.116417 1.068440	55,479 53,221 49,872
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.080451 1.023390 1.000000	$ $ $	1.164906 1.080451 1.023390	19,714 18,428 0
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.101590 1.070934 1.000000	$ $ $	1.251066 1.101590 1.070934	107,807 59,645 58,557

45

1.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.089628 1.053690 1.000000	$ $ $	1.171155 1.089628 1.053690	1,561,960 1,141,667 483,632
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.206326 1.094471 1.000000	$ $ $	1.369464 1.206326 1.094471	1,509,452 795,368 499,542
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.130300 1.071383 1.000000	$ $ $	1.237911 1.130300 1.071383	3,810,766 2,257,771 800,045
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.177278 1.089702 1.000000	$ $ $	1.316326 1.177278 1.089702	3,739,333 2,093,194 1,065,423
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.030435	145,864
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.305855 1.145782 1.000000	$ $ $	1.499701 1.305855 1.145782	131,211 111,554 6,683
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.198958 1.132503 1.000000	$ $ $	1.372038 1.198958 1.132503	104,329 15,098 241
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.466397 1.315630 1.000000	$ $ $	2.049361 1.466397 1.315630	203,011 74,599 14,371
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.084373 1.051461 1.000000	$ $ $	1.094260 1.084373 1.051461	174,053 152,514 84,908
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.022863 1.017634 1.000000	$ $ $	1.043861 1.022863 1.017634	71,778 120,799 13,953
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.092210 1.074724 1.000000	$ $ $	1.236528 1.092210 1.074724	64,218 67,929 47,047
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.053227 1.030303 1.000000	$ $ $	1.226920 1.053227 1.030303	118,439 91,993 85,270
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.060972 1.061423 1.000000	$ $ $	1.155746 1.060972 1.061423	47,757 32,826 18,845
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.170619 1.098514 1.000000	$ $ $	1.212231 1.170619 1.098514	15,183 1,834 106
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.117205 1.052640 1.000000	$ $ $	1.096969 1.117205 1.052640	15,906 991 3,871
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.021468 1.016595 1.000000	$ $ $	1.045123 1.021468 1.016595	30,355 25,111 6,260
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.139449 1.114629 1.000000	$ $ $	1.332004 1.139449 1.114629	100,070 30,700 43,560
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.136685 1.045545 1.000000	$ $ $	1.156758 1.136685 1.045545	44,325 29,466 7,469
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.093624 1.035653 1.000000	$ $ $	1.275667 1.093624 1.035653	66,294 31,195 8,794
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.373602 1.177373 1.000000	$ $ $	1.566214 1.373602 1.177373	247,507 185,012 73,880
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.143621 1.077376 1.000000	$ $ $	1.224650 1.143621 1.077376	127,345 4,549 999

46

1.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities- Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.094172 1.073087 1.000000	$ $ $	1.192282 1.094172 1.073087	19,390 12,936 7,134
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.294267 1.130276 1.000000	$ $ $	1.381405 1.294267 1.130276	129,285 76,142 25,615
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.294934 1.134258 1.000000	$ $ $	1.337671 1.294934 1.134258	67,826 39,836 634
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.003046 0.992483 1.000000	$ $ $	1.031943 1.003046 0.992483	238,387 365,225 89,823
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.021727 1.018587 1.000000	$ $ $	1.013836 1.021727 1.018587	15,259 11,212 14,627
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.252891 1.123299 1.000000	$ $ $	1.453626 1.252891 1.123299	176,274 102,789 23,802
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.008562 1.004258 1.000000	$ $ $	1.023585 1.008562 1.004258	49,761 65,185 9,993
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.118580 1.069462 1.000000	$ $ $	1.267255 1.118580 1.069462	28,092 22,934 0
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.082544 1.024370 1.000000	$ $ $	1.168303 1.082544 1.024370	9,119 10,296 6,073
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.103733 1.071957 1.000000	$ $ $	1.254734 1.103733 1.071957	227,177 131,800 108,358

47

1.50%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.090692 1.054196 1.000000	$ $ $	1.172863 1.090692 1.054196	17,780,460 13,057,143 6,701,588
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.207480 1.094982 1.000000	$ $ $	1.371454 1.207480 1.094982	56,059,145 32,683,905 17,684,973
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.131412 1.071902 1.000000	$ $ $	1.239728 1.131412 1.071902	85,301,959 62,676,342 26,223,695
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.178429 1.090230 1.000000	$ $ $	1.318249 1.178429 1.090230	150,092,330 78,339,723 28,100,111
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.030768	3,388,543
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.307095 1.146312 1.000000	$ $ $	1.501867 1.307095 1.146312	4,025,600 2,350,464 113,004
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.200127 1.133054 1.000000	$ $ $	1.374053 1.200127 1.133054	3,418,831 2,003,043 956,535
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.467798 1.316249 1.000000	$ $ $	2.052326 1.467798 1.316249	5,386,808 3,292,076 1,651,781
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.085430 1.051964 1.000000	$ $ $	1.095858 1.085430 1.051964	6,814,686 6,514,910 2,536,735
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.023833 1.018111 1.000000	$ $ $	1.045357 1.023833 1.018111	3,536,806 2,021,009 516,091
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.093260 1.075235 1.000000	$ $ $	1.238329 1.093260 1.075235	857,799 898,759 853,056
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.054253 1.030790 1.000000	$ $ $	1.228722 1.054253 1.030790	1,864,602 1,459,713 1,199,447
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.062008 1.061939 1.000000	$ $ $	1.157439 1.062008 1.061939	1,370,080 1,082,031 272,650
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.171762 1.099053 1.000000	$ $ $	1.214016 1.171762 1.099053	2,391,998 2,282,433 1,103,114
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.118288 1.053142 1.000000	$ $ $	1.098578 1.118288 1.053142	1,340,919 791,204 588,059
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.022468 1.017090 1.000000	$ $ $	1.046662 1.022468 1.017090	1,750,695 1,315,116 545,625
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.140548 1.115158 1.000000	$ $ $	1.333941 1.140548 1.115158	3,308,229 2,654,541 1,109,395
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.137788 1.046038 1.000000	$ $ $	1.158460 1.137788 1.046038	2,119,133 2,776,673 887,232
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.094685 1.036150 1.000000	$ $ $	1.277517 1.094685 1.036150	4,328,252 2,180,053 773,955
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.374897 1.177910 1.000000	$ $ $	1.568471 1.374897 1.177910	9,377,195 7,013,399 2,506,585
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.144720 1.077883 1.000000	$ $ $	1.226427 1.144720 1.077883	1,700,807 576,182 280,106

48

1.50%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.095234 1.073591 1.000000	$ $ $	1.194028 1.095234 1.073591	773,660 574,842 315,647
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.295525 1.130826 1.000000	$ $ $	1.383426 1.295525 1.130826	11,409,225 5,276,082 1,439,964
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.296193 1.134801 1.000000	$ $ $	1.339642 1.296193 1.134801	2,187,569 1,659,773 1,541,201
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.004030 0.992959 1.000000	$ $ $	1.033454 1.004030 0.992959	5,214,197 5,467,485 4,555,720
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.022705 1.019068 1.000000	$ $ $	1.015317 1.022705 1.019068	244,083 339,601 183,808
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.253895 1.123655 1.000000	$ $ $	1.455505 1.253895 1.123655	3,260,354 2,594,327 251,948
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.009539 1.004737 1.000000	$ $ $	1.025081 1.009539 1.004737	491,167 552,723 270,027
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.119667 1.069971 1.000000	$ $ $	1.269098 1.119667 1.069971	1,240,354 1,019,868 571,632
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.083581 1.024849 1.000000	$ $ $	1.169999 1.083581 1.024849	757,663 503,955 235,877
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.104801 1.072471 1.000000	$ $ $	1.256568 1.104801 1.072471	822,286 838,388 414,039

49

1.30%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.094917 1.056206 1.000000	$ $ $	1.179723 1.094917 1.056206	22,531,688 13,481,138 7,438,702
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.212189 1.097088 1.000000	$ $ $	1.379502 1.212189 1.097088	23,839,536 13,224,932 7,770,366
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.135804 1.073956 1.000000	$ $ $	1.246994 1.135804 1.073956	49,262,858 30,062,601 12,455,817
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.183008 1.092308 1.000000	$ $ $	1.325987 1.183008 1.092308	66,689,795 31,440,134 10,731,921
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.032112	4,122,620
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.312176 1.148513 1.000000	$ $ $	1.510675 1.312176 1.148513	3,813,350 2,063,990 180,955
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.204782 1.135222 1.000000	$ $ $	1.382093 1.204782 1.135222	4,420,335 3,354,490 3,437,050
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.473510 1.318771 1.000000	$ $ $	2.064359 1.473510 1.318771	4,592,275 2,567,797 1,113,098
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.089647 1.053978 1.000000	$ $ $	1.102296 1.089647 1.053978	7,520,084 6,006,754 2,847,654
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.027820 1.020058 1.000000	$ $ $	1.051502 1.027820 1.020058	3,508,252 2,982,337 2,505,827
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.097511 1.077296 1.000000	$ $ $	1.245586 1.097511 1.077296	344,471 125,645 34,763
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.058344 1.032766 1.000000	$ $ $	1.235917 1.058344 1.032766	2,075,712 1,133,099 951,346
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.066138 1.063970 1.000000	$ $ $	1.164231 1.066138 1.063970	1,207,769 1,336,802 365,297
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.176320 1.101150 1.000000	$ $ $	1.221131 1.176320 1.101150	1,646,757 1,944,035 1,015,581
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.122641 1.055163 1.000000	$ $ $	1.105021 1.122641 1.055163	698,522 917,299 567,215
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.026438 1.019031 1.000000	$ $ $	1.052809 1.026438 1.019031	3,244,087 3,128,295 1,557,580
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.144975 1.117290 1.000000	$ $ $	1.341767 1.144975 1.117290	2,769,242 2,437,694 1,033,205
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.142228 1.048051 1.000000	$ $ $	1.165265 1.142228 1.048051	1 ,212,018 1,494,414 883,026
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.098945 1.038135 1.000000	$ $ $	1.285029 1.098945 1.038135	2,083,649 776,214 326,218
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.380259 1.180178 1.000000	$ $ $	1.577675 1.380259 1.180178	8,186,835 5,480,587 1,738,042
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.149166 1.079942 1.000000	$ $ $	1.233614 1.149166 1.079942	760,319 334,405 181,833

50

1.30%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.099509 1.075663 1.000000	$ $ $	1.201056 1.099509 1.075663	1,788,393 1,757,514 566,998
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.300564 1.132991 1.000000	$ $ $	1.391553 1.300564 1.132991	4,668,529 2,107,846 1,309,387
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.301223 1.136968 1.000000	$ $ $	1.347477 1.301223 1.136968	1,551,162 1,187,706 601,677
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.007928 0.994856 1.000000	$ $ $	1.039507 1.007928 0.994856	3,306,453 2,316,834 1,604,429
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.026695 1.021023 1.000000	$ $ $	1.021278 1.026695 1.021023	93,610 44,141 46,702
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.258018 1.125134 1.000000	$ $ $	1.463168 1.258018 1.125134	3,818,567 2,243,702 287,684
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.013462 1.006658 1.000000	$ $ $	1.031095 1.013462 1.006658	911,468 766,510 344,681
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.124023 1.072028 1.000000	$ $ $	1.276531 1.124023 1.072028	1,528,939 1,914,056 1,636,832
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.087808 1.026824 1.000000	$ $ $	1.176887 1.087808 1.026824	405,818 260,663 135,312
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.109095 1.074523 1.000000	$ $ $	1.263927 1.109095 1.074523	876,922 364,432 270,086

51

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.095988 1.056719 1.000000	$ $ $	1.181464 1.095988 1.056719	14,430,621 12,235,089 7,503,001
Asset Allocation - Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.213363 1.097614 1.000000	$ $ $	1.381527 1.213363 1.097614	25,275,163 20,537,855 10,035,215
Asset Allocation - Moderate Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.136894 1.074467 1.000000	$ $ $	1.248802 1.136894 1.074467	44,855,307 38,446,637 22,424,620
Asset Allocation - Moderate Growth Portfolio - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.184151 1.092831 1.000000	$ $ $	1.327918 1.184151 1.092831	66,333,637 45,633,076 18,940,718
International Moderate Growth Subaccount Inception Date May 1, 2006	2006		$1.000000		$1.032458	1,315,507
BlackRock Large Cap Value - Service Class(1) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.313474 1.149081 1.000000	$ $ $	1.512915 1.313474 1.149081	2,342,337 1,053,249 180,932
Captial Guardian Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.205949 1.135763 1.000000	$ $ $	1.384111 1.205949 1.135763	1,242 ,159 1,162,876 671,525
Clarion Global Real Estate Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.474943 1.319407 1.000000	$ $ $	2.067380 1.474943 1.319407	3,805,594 2,790,656 1,226,832
Federated Market Opportunity - Service Class(2) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.090700 1.054486 1.000000	$ $ $	1.103897 1.090700 1.054486	4,817,706 5,230,056 2,845,832
JPMorgan Core Bond - Service Class(3) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.028816 1.020550 1.000000	$ $ $	1.053043 1.028816 1.020550	1,134,018 790,305 578,796
JPMorgan Enhanced Index - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.098576 1.077814 1.000000	$ $ $	1.247416 1.098576 1.077814	796,705 1,054,002 1,591,931
Legg Mason Partners All Cap - Service Class(4) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.059368 1.033259 1.000000	$ $ $	1.237717 1.059368 1.033259	1,211 ,730 1,239,124 1,141,234
MFS High Yield - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.067163 1.064471 1.000000	$ $ $	1.165918 1.067163 1.064471	1,546,606 285,552 280,788
Marsico Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.177448 1.101675 1.000000	$ $ $	1.222909 1.177448 1.101675	619,802 539,799 389,681
Munder Net50 - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.123731 1.055671 1.000000	$ $ $	1.106643 1.123731 1.055671	326,280 337,135 316,895
PIMCO Total Return - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.027433 1.019517 1.000000	$ $ $	1.054338 1.027433 1.019517	1,379,971 1,409,730 647,922
T. Rowe Price Equity Income - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.146093 1.117827 1.000000	$ $ $	1.343728 1.146093 1.117827	1,550,484 1,791,077 1,192,977
T. Rowe Price Small Cap - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.143320 1.048551 1.000000	$ $ $	1.166953 1.143320 1.048551	1,396,740 2,664,103 424,410
Templeton Transamerica Global - Service Class(5) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.100008 1.038628 1.000000	$ $ $	1.286892 1.100008 1.038628	1,917,576 968,060 986,140
Third Avenue Value - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.381608 1.180749 1.000000	$ $ $	1.580003 1.381608 1.180749	5,901,527 4,569,962 2,201,142
Transamerica Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.150301 1.080469 1.000000	$ $ $	1.235435 1.150301 1.080469	643,570 441,236 426,075

52

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Convertible Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.100560 1.076169 1.000000	$ $ $	1.202787 1.100560 1.076169	530,249 505,776 213,495
Transamerica Equity - Service Class(6) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.301820 1.133532 1.000000	$ $ $	1.393568 1.301820 1.133532	5,004,670 3,094,460 2,090,656
Transamerica Growth Opportunities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.302497 1.137520 1.000000	$ $ $	1.349470 1.302497 1.137520	1,128,273 898,940 590,910
Transamerica Money Market - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.008922 0.995342 1.000000	$ $ $	1.041050 1.008922 0.995342	2,299,227 3,530,333 3,399,298
Transamerica Science and Technology - Service Class(7) Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.027685 1.021512 1.000000	$ $ $	1.022769 1.027685 1.021512	94,125 104,006 115,795
Transamerica Small/Mid Cap Value - Service Class Subaccount Inception Date May 1, 2004	2006 2005 2004	$ $ $	1.259050 1.125499 1.000000	$ $ $	1.465093 1.259050 1.125499	1,606,608 1,612,485 280,786
Transamerica U.S. Government Securities - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.014459 1.007147 1.000000	$ $ $	1.032619 1.014459 1.007147	28,050 384,076 525,455
Transamerica Value Balanced - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.125117 1.072534 1.000000	$ $ $	1.278416 1.125117 1.072534	669,707 835,699 408,280
Van Kampen Mid-Cap Growth - Service Class Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.088865 1.027325 1.000000	$ $ $	1.178603 1.088865 1.027325	1,142,007 914,108 846,034
Fidelity - VIP Index 500 Portfolio - Service Class 2 Subaccount Inception Date January 12, 2004	2006 2005 2004	$ $ $	1.110169 1.075035 1.000000	$ $ $	1.265780 1.110169 1.075035	773,524 702,915 382,634

(1)	Formerly known as Mercury Large Cap Value.

(2)	Formerly known as Federated Growth & Income.

(3)	Formerly known as AEGON Bond.

(4)	Formerly known as Salomon All Cap.

(5)	Formerly known as Templeton Great Companies Global.

(6)	Janus Growth and Great Companies - AmericaSM merged into Transamerica Equity. Transamerica Equity is the surviving fund.

(7)	Formerly known as Great Companies - TechnologySM.

The MFS International Equity, ProFund VP Bull, ProFund VP Money Market, ProFund VP OTC, ProFund VP Short Small-Cap, and ProFund VP Small-Cap had not commenced operations as of December 31, 2006 therefore, comparable data is not available.

53

FINANCIAL STATEMENTS AND SCHEDULES– STATUTORY BASIS

Western Reserve Life Assurance Co. of Ohio

Years Ended December 31, 2006, 2005, and 2004

Western Reserve Life Assurance Co. of Ohio

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2006, 2005, and 2004

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 2 to the financial statements, in 2005 Western Reserve Life Assurance Co. of Ohio changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

/s/ Ernst & Young LLP

March 13, 2007

2

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2006	2005
Admitted assets
Cash and invested assets:
Bonds	$623,828	$681,735
Preferred stocks	4,796	—
Common stocks of affiliated entities (cost: 2006 - $19,901 and 2005 - $2,693)	23,000	49,448
Mortgage loans on real estate	25,548	18,035
Home office properties	39,428	40,276
Cash, cash equivalents and short-term investments	112,307	30,206
Policy loans	344,781	300,462
Other invested assets	11,993	14,227

Total cash and invested assets	1,185,681	1,134,389
Net deferred income tax asset	30,527	27,873
Premiums deferred and uncollected	5,027	5,161
Reinsurance receivable	3,235	4,888
Receivable from parent, subsidiaries and affiliates	31,579	—
Investment income due and accrued	6,941	7,620
Cash surrender value of life insurance policies	61,729	59,598
Other admitted assets	7,665	10,173
Separate account assets	10,196,130	9,448,013

Total admitted assets	$11,528,514	$10,697,715

3

	December 31
	2006	2005
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$986,405	$956,610
Annuity	636,572	692,848
Life policy and contract claim reserves	12,884	18,448
Liability for deposit-type contracts	16,456	21,104
Other policyholders’ funds	50	42
Remittances and items not allocated	10,526	12,068
Borrowed funds	18,885	6,439
Federal and foreign income taxes payable	9,508	3,069
Transfers to separate account due or accrued	(931,425)	(939,994)
Asset valuation reserve	5,858	12,885
Interest maintenance reserve	—	1,250
Funds held under coinsurance and other reinsurance treaties	16,095	17,603
Reinsurance in unauthorized companies	—	259
Payable to affiliates	41,262	19,293
Amounts incurred under modified coinsurance agreements	4,351	5,118
Payable for securities	865	—
Unearned investment income	9,589	8,701
Other liabilities	27,405	23,068
Separate account liabilities	10,196,130	9,447,455

Total liabilities	11,061,416	10,306,266
Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	151,781	152,185
Unassigned surplus	312,817	236,764

Total capital and surplus	467,098	391,449

Total liabilities and capital and surplus	$11,528,514	$10,697,715

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$582,936	$578,361	$573,363
Annuity	584,189	568,168	575,450
Net investment income	64,109	86,812	90,794
Amortization of interest maintenance reserve	(437)	45	705
Commissions and expense allowances on reinsurance ceded	9,385	3,383	1,224
Reserve adjustments on reinsurance ceded	8,451	(1,018)	(2,037)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	128,081	114,078	99,953
Income earned on company owned life insurance	2,257	2,267	2,307
Income from administrative service agreement	36,528	—	—
Other income	5,320	7,615	4,686

	1,420,819	1,359,711	1,346,445
Benefits and expenses:
Benefits paid or provided for:
Life	65,610	80,266	68,009
Surrender benefits	1,047,578	963,670	880,353
Annuity benefits	47,275	40,836	47,307
Other benefits	2,587	2,586	1,248
Increase (decrease) in aggregate reserves for policies and contracts:
Life	34,451	511,178	20,136
Annuity	(56,276)	(78,445)	(36,786)

	1,141,225	1,520,091	980,267
Insurance expenses:
Commissions	167,682	156,876	144,462
General insurance expenses	101,204	92,552	94,805
Taxes, licenses and fees	16,459	15,204	16,316
Net transfers from separate accounts	(186,676)	(571,654)	(53,443)
Other expenses	1,274	1,527	249

	99,943	(305,495)	202,389

Total benefits and expenses	1,241,168	1,214,596	1,182,656

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	179,651	145,115	163,789
Dividends to policyholders	29	30	31

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	179,622	145,085	163,758
Federal income tax expense	67,978	39,955	42,354

Income from operations before net realized capital gains (losses) on investments	111,644	105,130	121,404
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	345	(584)	39

Net income	$111,989	$104,546	$121,443

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2004	$2,500	$150,107	$192,076	$344,683
Net income	—	—	121,443	121,443
Change in net unrealized capital gains and losses	—	—	12,477	12,477
Change in non-admitted assets	—	—	(23,892)	(23,892)
Change in asset valuation reserve	—	—	(3,552)	(3,552)
Change in surplus in separate accounts	—	—	356	356
Change in net deferred income tax asset	—	—	26,679	26,679
Dividend to stockholder	—	—	(200,000)	(200,000)
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	912	—	912

Balance at December 31, 2004	2,500	151,019	124,402	277,921
Net income	—	—	104,546	104,546
Change in net unrealized capital gains and losses	—	—	17,411	17,411
Change in non-admitted assets	—	—	(27,593)	(27,593)
Change in asset valuation reserve	—	—	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	—	—	(259)	(259)
Change in surplus in separate accounts	—	—	(241)	(241)
Change in net deferred income tax asset	—	—	22,511	22,511
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	1,166	—	1,166

Balance at December 31, 2005	2,500	152,185	236,764	391,449

6

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2005	$2,500	$152,185	$236,764	$391,449
Net income	—	—	111,989	111,989
Change in net unrealized capital gains and losses	—	—	(43,656)	(43,656)
Change in non-admitted assets	—	—	(42,577)	(42,577)
Change in asset valuation reserve	—	—	7,027	7,027
Change in liability for reinsurance in unauthorized companies	—	—	259	259
Change in surplus in separate accounts	—	—	(141)	(141)
Change in net deferred income tax asset	—	—	24,874	24,874
Dividend to stockholder	—	—	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	—	—	1	1
Surplus effect of reinsurance transaction	—	—	(969)	(969)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(404)	—	(404)
Correction of prior year error	—	—	21,246	21,246

Balance at December 31, 2006	$2,500	$151,781	$312,817	$467,098

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Operating activities
Premiums collected, net of reinsurance	$1,167,315	$1,144,956	$1,148,270
Net investment income received	71,408	92,755	97,348
Miscellaneous income received	187,060	118,762	103,115
Benefit and loss related payments	(1,165,987)	(1,093,337)	(985,923)
Commissions, expenses paid and aggregate write-ins for deductions	(282,359)	(271,622)	(255,745)
Net transfers to separate accounts and protected cell accounts	191,125	88,327	51,024
Dividends paid to policyholders	(29)	(30)	(31)
Federal and foreign income taxes paid	(60,364)	(53,662)	(38,301)

Net cash provided by operating activities	108,169	26,149	119,757
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	513,300	758,904	639,637
Preferred stocks	3,020	—	—
Common stocks	8,144	—	683
Mortgage loans on real estate	988	5,085	258
Other invested assets	—	3,750	—
Miscellaneous proceeds	962	245	30,831

Total investment proceeds	526,414	767,984	671,409
Cost of investments acquired:
Bonds	(465,786)	(778,751)	(588,219)
Preferred stocks	(2,488)	—	—
Common stocks	(4,126)	—	(650)
Mortgage loans on real estate	(8,501)	(6,208)	(7,500)
Real estate	(39)	(153)	(67)
Other invested assets	(484)	(1,007)	(544)
Miscellaneous applications	—	(31,061)	(295)

Total cost of investments acquired	(481,424)	(817,180)	(597,275)
Net increase in policy loans	(44,319)	(20,804)	(10,766)

Net cost of investments acquired	(525,743)	(837,984)	(608,041)

Net cash provided by (used in) investing activities	671	(70,000)	63,368

8

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received	$12,384	$6,407	$—
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(5,334)	5,284	830
Dividends to stockholder	(2,000)	—	(200,000)
Other cash provided (applied)	(31,789)	38,787	(31,092)

Net cash provided by (used in) financing and miscellaneous activities	(26,739)	50,478	(230,262)

Net increase (decrease) in cash, cash equivalents and short-term investments	82,101	6,627	(47,137)
Cash, cash equivalents and short-term investments:
Beginning of year	30,206	23,579	70,716
End of year	$112,307	$30,206	$23,579

See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as

10

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

trading and as a separate component of other comprehensive imcome for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

11

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally the non-admitted portion of deferred income tax assets and agent debit balances, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

12

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

13

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the tatements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

14

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. As a result, $4,308 of securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

15

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

At December 31, 2006, investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. At December 31, 2005, LIHTC properties were accounted for based on GAAP equity.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2006, 2005, and 2004 net realized capital (losses) gains of $(2,235), $(2,416), and $1,507, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(437), $45, and $705 for the years ended December 31, 2006, 2005, and 2004, respectively.

16

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $20, $28, and $33 has been excluded for the years ended December 31, 2006, 2005, and 2004, respectively, with respect to such practices.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006 and 2005, securities with a book value of $18,544 and $6,527, respectively, and a market value of $18,767 and $6,428, respectively, were subject to dollar reverse repurchase agreements. These securities have maturity dates ranging from 2035 to 2036 and have a weighted average interest rate of 6.01%.

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when

17

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

18

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $1,092,584, $1,095,820, and $1,061,630 in 2006, 2005, and 2004, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

19

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $128,081, $114,078, and $99,953, in 2006, 2005 and 2004, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(538), $719 and $912 for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $134, $447 and $0, for years ended December 31, 2006, 2005 and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

20

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

During 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.

2. Accounting Changes and Corrections of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

21

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes and Corrections of Errors (continued)

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

During the current years’ financial statement preparation, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected in the current year as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses. There is no income or surplus effect in the current or any prior period as a result of this correction.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

22

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: Carrying value of policy loans approximates their fair value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

23

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$112,307	$112,307	$30,206	$30,206
Bonds	623,828	619,432	681,735	677,028
Preferred stock	4,796	4,844	—	—
Mortgage loans on real estate	25,548	25,556	18,035	18,016
Policy loans	344,781	344,781	300,462	300,462
Separate account assets	10,196,130	10,196,130	9,448,013	9,448,013
Liabilities
Investment contract liabilities	652,763	652,027	713,682	706,876
Borrowed funds	18,885	18,885	6,439	6,439
Payable for securities	865	865	—	—
Separate account annuity liabilities	6,287,948	6,287,948	5,959,998	5,959,998

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$60,003	$6	$1,763	$68	$58,178
State, municipal and other government	6,851	240	1	—	7,090
Public utilities	23,975	397	102	—	24,270
Industrial and miscellaneous	184,399	2,577	2,703	360	183,913
Mortgage and other asset-backed securities	348,600	1,281	3,553	347	345,981

	623,828	4,501	8,122	775	619,432
Unaffiliated preferred stock	4,796	129	81	—	4,844

Total	$628,624	$4,630	$8,203	$775	$624,276

24

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$55,441	$1	$68	$723	$54,651
State, municipal and other government	10,565	393	20	—	10,938
Public utilities	37,809	581	61	127	38,202
Industrial and miscellaneous	237,261	4,101	2,402	1,934	237,026
Mortgage and other asset-backed securities	340,659	392	1,283	3,557	336,211

Total	$681,735	$5,468	$3,834	$6,341	$677,028

At December 31, 2006, and 2005, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 81 and 60 securities with a carrying amount of $312,735 and $121,000 and an unrealized loss of $8,203 and $3,834, with an average price of 98.3 and 96.8 (NAIC fair value/amortized cost). Of this portfolio, 98.92% and 97.86% were investment grade with associated unrealized losses of $7,999 and $3,550, respectively.

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 54 and 76 securities with a carrying amount of $132,359 and $391,144 and an unrealized loss of $775 and $6,341 with an average price of 99.9 and 98.4 (NAIC fair value/amortized cost). Of this portfolio, 87.39% and 92.90% were investment grade with associated unrealized losses of $588 and $5,483, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

25

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$53,336	$3,382	$56,718
State, municipal and other government	345	—	345
Public utilities	7,904	4,999	12,903
Industrial and miscellaneous	96,635	29,104	125,739
Mortgage and other asset-backed securities	142,988	94,099	237,087

	301,208	131,584	432,792
Preferred stock	3,324	—	3,324

	$304,532	$131,584	$436,116

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2005
Bonds:
United States Government and agencies	$2,209	$51,841	$54,050
State, municipal and other government	684	—	684
Public utilities	3,723	12,192	15,915
Industrial and miscellaneous	68,702	83,246	151,948
Mortgage and other asset-backed securities	41,848	237,524	279,372

	$117,166	$384,803	$501,969

The carrying amount and fair value of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$20,525	$20,426
Due one through five years	128,499	127,285
Due five through ten years	102,007	100,611
Due after ten years	24,197	25,129

	275,228	273,451
Mortgage and other asset-backed securities	348,600	345,981

	$623,828	$619,432

26

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2006	2005	2004
Income:
Bonds	$32,693	$30,014	$32,456
Preferred stocks	421	—	—
Common stock of affiliated entities	10,010	35,871	39,460
Mortgage loans on real estate	1,183	2,013	769
Real estate- home office properties	7,400	7,316	7,440
Policy loans	18,870	17,266	16,739
Other	2,279	2,541	1,180

Gross investment income	72,856	95,021	98,044
Investment expenses	(8,747)	(8,209)	(7,250)

Net investment income	$64,109	$86,812	$90,794

Investment expenses include expenses for the occupancy of company-owned property of $3,668, $3,649 and $3,494 during 2006, 2005 and 2004, respectively, as well as depreciation expense on these properties of $887, $880 and $880, respectively.

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2006	2005	2004
Proceeds	$521,904	$758,904	$639,637

Gross realized gains	$1,685	$1,555	$6,330
Gross realized losses	(4,689)	(5,273)	(4,011)

Net realized gains (losses)	$(3,004)	$(3,718)	$2,319

At December 31, 2006, bonds with an aggregate carrying value of $3,816 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

27

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2006	2005	2004
Debt securities	$(3,004)	$(3,718)	$2,319
Common stock	(20)	—	380
Derivatives	(858)	(78)	(232)
Other invested assets	952	26	2

	(2,930)	(3,770)	2,469
Tax benefit (expense)	1,040	770	(923)
Transfer to (from) interest maintenance reserve	2,235	2,416	(1,507)

Net realized capital gains (losses) on investments	$345	$(584)	$39

	Changes in Unrealized
	Year Ended December 31
	2006	2005	2004
Common stocks	$(43,656)	$18,801	$15,107
Other invested assets	—	(1,390)	(2,630)

Change in unrealized capital gains and losses	$(43,656)	$17,411	$12,477

The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2006, 2005 or 2004.

Gross unrealized gains (losses) on common stocks were as follows:

	Unrealized
	December 31
	2006	2005
Unrealized gains	$5,574	$47,842
Unrealized losses	(2,475)	(1,087)

Net unrealized gains	$3,099	$46,755

28

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. During 2005, the Company issued one mortgage loan at an interest rate of 5.46% and one mortgage loan at an interest rate of 5.94%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2006, 2005, and 2004, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2006, 2005 and 2004, the Company held a mortgage loan loss reserve in the asset valuation reserve of $243, $171, and $137, respectively.

At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.

The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company did not recognize any unrealized gains or losses during 2006, 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company did not recognize any unrealized gains or losses during 2006 or 2005 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

29

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2006	2005	2004
Direct premiums	$1,229,963	$1,200,679	$1,202,558
Reinsurance assumed – affiliated	2,382	791	—
Reinsurance ceded – affiliated	(43,611)	(36,972)	(11,704)
Reinsurance ceded – non-affiliated	(21,609)	(17,969)	(42,041)

Net premiums earned	$1,167,125	$1,146,529	$1,148,813

The Company received reinsurance recoveries in the amount of $34,248, $42,537 and $31,129 during 2006, 2005 and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,933 and $10,008, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2006 and 2005 of $84,897 and $68,645, respectively. As of December 31, 2006 and 2005, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $61,872 and $56,065, respectively.

The net amount of the reduction in surplus at December 31, 2006 if all reinsurance agreements were cancelled is $5,925.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2006, 2005, and 2004, the amount charged directly to unassigned surplus was $1,185. At December 31, 2006, the Company holds collateral in the form of letters of credit of $55,000 from the ceding company.

30

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2006, the Company entered into a reinsurance agreement with Transamerica International Re (Ireland), Ltd., an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For the year ended December 31, 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2006 was $67,200.

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2006	2005
Deferred tax assets:
Nonadmitted	$7,214	$281
Tax basis deferred acquisition costs	93,272	92,798
Reserves	138,064	132,510
Other	11,518	11,226

Total deferred income tax assets	250,068	236,815
Nonadmitted deferred tax assets	156,815	134,595

Admitted deferred tax assets	93,253	102,220
Deferred tax liabilities:
§807(f) adjustment – liabilities	62,039	74,092
Other	687	255

Total deferred income tax liabilities	62,726	74,347

Net admitted deferred tax asset	$30,527	$27,873

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	December 31
	2006	2005	Change
Total deferred tax assets	$250,068	$236,815	$13,253
Total deferred tax liabilities	62,726	74,347	11,621

Net deferred tax asset	$187,342	$162,468	$24,874

31

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

	December 31
	2005	2004	Change
Total deferred tax assets	$236,815	$219,955	$16,860
Total deferred tax liabilities	74,347	79,998	5,651

Net deferred tax asset	$162,468	$139,957	$22,511

Nonadmitted deferred tax assets increased $22,220, $27,476 and $24,523 for the years ended December 31, 2006, 2005 and 2004, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2006	2005	2004
Income tax expense computed at the federal statutory rate (35%)	$62,868	$50,780	$57,315
Deferred acquisition costs – tax basis	327	981	2,153
Amortization of IMR	153	(16)	(247)
Depreciation	(178)	(178)	(267)
Dividends received deduction	(11,099)	(25,155)	(19,960)
Low income housing credits	(3,167)	(3,157)	(3,157)
Prior year under (over) accrual	1,647	(151)	(13,204)
Reinsurance transactions	(339)	(415)	(415)
Reserves	17,750	17,967	22,156
Other	16	(701)	(2,020)

Federal income tax expense	67,978	39,955	42,354
Change in net deferred income taxes	(24,874)	(22,511)	(26,679)

Total income taxes	$43,104	$17,444	$15,675

32

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2005, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made during 2006 in the amount of $293, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

The consolidated tax group, in which the Company is included, incurred income taxes during 2006, 2005 and 2004 of $0, $286,973 and $280,054, respectively that will be available for recoupment in the event of future net losses.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

33

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2006		2005
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$21,059	0%	$20,695	0%
Subject to discretionary withdrawal at book value less surrender charge of 5% or more	97,945	1%	141,855	2%
Subject to discretionary withdrawal at fair value	6,322,414	91%	5,959,998	89%

Total with adjustment or at market value	6,441,418	92%	6,122,548	91%
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	462,789	7%	535,591	8%
Not subject to discretionary withdrawal	78,598	1%	62,422	1%

Total annuity reserves and deposit fund liabilities - before reinsurance	6,982,805	100%	6,720,561	100%

Less reinsurance ceded	33,153		37,963

Net annuity reserves and deposit fund liabilities	$6,949,652		$6,682,598

34

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$—	$—	$1,092,105	$1,092,105

Reserves at December 31, 2006 for accounts with assets at fair value	$—	$—	$—	$9,264,404	$9,264,404

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At market value	—	—	—	9,264,404	9,264,404
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,264,404	9,264,404
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2006	$—	$—	$—	$9,264,404	$9,264,404

35

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$—	$—	$—	$1,095,989	$1,095,989

Reserves at December 31, 2005 for accounts with assets at fair value	$—	$—	$—	$8,991,287	$8,991,287

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At market value	—	—	—	8,991,287	8,991,287
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	8,991,287	8,991,287
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2005	$—	$—	$—	$8,991,287	$8,991,287

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2006	2005	2004
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$1,092,584	$1,095,820	$1,061,629
Transfers from Separate Accounts	1,758,650	1,671,242	1,113,867

Net transfers to (from) Separate Accounts	(666,066)	(575,422)	(52,238)
Reconciling adjustments:
Other	215	3,768	(1,205)

Transfers as reported in the Summary of Operations of the Company	$(665,851)	$(571,654)	$(53,443)

36

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2006 and 2005, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006	Guaranteed Minimum Income Benefit	$1,787,240	$25,183	$3,152
2005	Guaranteed Minimum Income Benefit	$1,751,800	$21,551	$3,328

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2006 and 2005, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006	Guaranteed Minimum Death Benefit	$6,564,098	$63,367	$33,153
2005	Guaranteed Minimum Death Benefit	$6,394,544	$61,194	$37,963

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

37

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2006
Ordinary direct renewal business	$2,749	$1,475	$4,224
Ordinary new business	910	(107)	803

	$3,659	$1,368	$5,027

December 31, 2005
Ordinary direct renewal business	$1,592	$211	$1,803
Ordinary new business	2,252	1,106	3,358

	$3,844	$1,317	$5,161

At December 31, 2006 and 2005, the Company had insurance in force aggregating $3,640,805 and $61,564,103 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $21,377 and $9,331 to cover these deficiencies at December 31, 2006 and 2005, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $111,989.

9. Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

38

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2006, 2005 and 2004, the Company sold $32,428, $51,983, and $45,723, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Receivables in the amount of $20,261 were non-admitted as of December 31, 2006.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87, Employers Accounting for Pensions expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $1,432, $1,280, and $1,303 for the years ended December 31, 2006, 2005, and 2004, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $864, $836, and $807 for the years ended December 31, 2006, 2005, and 2004, respectively.

39

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2006, 2005 and 2004 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $147, $126, and $157 for the years ended December 31, 2006, 2005, and 2004, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2006, 2005, and 2004, the Company paid $94,305, $91,667, and $108,339, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $36,528 from this

40

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (continued)

agreement during 2006. The Company provides office space, marketing and administrative services to certain affiliates. During 2006, 2005, and 2004, the Company received $91,726, $85,975, and $89,072, respectively, for such services, which approximates their cost.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company has a net amount of $9,683 and $19,293, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2006, 2005, and 2004, the Company paid net interest of $1,599, $1,027, and $520, respectively, to affiliates.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2006 and 2005, the cash surrender value of these policies was $61,729 and $59,598, respectively.

The Company paid common stock dividends of $2,000 to its parent during 2006. No dividends were paid during 2005. During 2004, the Company paid $200,000 of dividends to its parent.

13. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,364 and $3,380 and an offsetting premium tax benefit of $0 and $722 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $36, $59, and $(374), for the years ended December 31, 2006, 2005, and 2004, respectively.

41

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100/102/105% of the fair market value of the loaned securities as of the transaction date for government/domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100/102/105% of the fair value of the loaned securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, respectively, securities in the amount of $59,321 and $0 were on loan under security lending agreements.

The Company has contingent commitments of $2,618 and $3,043 as of December 31, 2006 and 2005, respectively, for low income housing tax credit investments.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2006 and 2005 respectively, the Company pledged assets in the amount of $2,191 and $642 to satisfy the requirements of futures trading accounts.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

At December 31, 2006 and 2005, the net amount of securities being acquired on a TBA basis was $43 and $0, respectively.

42

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Debt

The Company has an outstanding liability for borrowed money in the amount of $18,885 and $6,439 as of December 31, 2006 and 2005, respectively, due to participation in dollar reverse repurchase agreements. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

43

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2006

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$60,315	$58,486	$60,315
States, municipalities, and political subdivisions	29,047	29,317	29,047
Foreign governments	5,013	5,234	5,013
Public utilities	23,975	24,269	23,975
All other corporate bonds	505,478	502,126	505,478
Preferred stock	4,796	4,844	4,796

Total fixed maturities	628,624	624,276	628,624
Mortgage loans on real estate	25,548		25,548
Real estate	39,428		39,428
Policy loans	344,781		344,781
Cash, cash equivalents and short-term investments	112,307		112,307
Other invested assets	11,993		11,993

Total investments	$1,162,681		$1,162,681

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

44

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written
Year ended December 31, 2006
Individual life	$971,044	$12,448	$582,703	$33,573	$727,802	$(178,400)	$—
Group life	15,361	198	233	694	445	55	—
Annuity	636,572	238	584,189	29,842	892,153	(200,887)	—

	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)	$—

Year ended December 31, 2005
Individual life	$941,322	$18,346	$578,049	$34,086	$252,018	$244,614	$—
Group life	15,288	100	312	1,026	1,722	1,357	—
Annuity	692,848	2	568,168	51,700	782,520	(67,635)	—

	$1,649,458	$18,448	$1,146,529	$86,812	$1,036,260	$178,336	$—

Year ended December 31, 2004
Individual life	$431,843	$22,129	$572,975	$32,781	$208,923	$263,981	$—
Group life	13,589	100	388	964	887	1,260	—
Annuity	771,293	—	575,450	57,049	770,457	(62,852)	—

	$1,216,725	$22,229	$1,148,813	$90,794	$980,267	$202,389	$—

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

45

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%
Premiums:
Individual life	$637,660	$57,339	$2,382	$582,703	0%
Group life	725	492	—	233	0
Annuity	591,578	7,389	—	584,189	0

	$1,229,963	$65,220	$2,382	$1,167,125	0%

Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$4,106,724	$50,531,246	0%

Premiums:
Individual life	$622,657	$45,399	$791	$578,049	0%
Group life	755	443	—	312	0
Annuity	577,267	9,099	—	568,168	0

	$1,200,679	$54,941	$791	$1,146,529	0%

Year ended December 31, 2004
Life insurance in force	$81,890,006	$30,314,062	$—	$51,575,944	0%
Premiums:
Individual life	$615,380	$42,405	$—	$572,975	0%
Group life	790	402	—	388	0
Annuity	586,388	10,938	—	575,450	0

	$1,202,558	$53,745	$—	$1,148,813	0%

46

FINANCIAL STATEMENTS

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Year Ended December 31, 2006

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Financial Statements

December 31, 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

WRL Freedom Premium III Variable Annuity

Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statements of assets and liabilities of Western Reserve Life Assurance Company of Ohio Separate Account VA U (comprised of the AEGON Bond, Asset Allocation – Conservative, Asset Allocation – Growth, Asset Allocation – Moderate, Asset Allocation – Moderate Growth, International Moderate Growth, Capital Guardian Value, Clarion Global Real Estate Securities, Federated Growth and Income, Transamerica Science and Technology, J.P. Morgan Enhanced Index, Marsico Growth, BlackRock Large Cap Value, MFS High Yield, Munder Net50, PIMCO Total Return, Legg Mason Partners All Cap, T.Rowe Price Equity Income, T.Rowe Price Small Cap, Templeton Transamerica Global, Third Avenue Value, Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, Transamerica Value Balanced, Van Kampen Mid Cap Growth, Fidelity – VIP Index 500, and Transamerica U.S. Government Securities – PAM Fund subaccounts), which are available for investment by contract owners of WRL Freedom Premier III Variable Annuity as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Western Reserve Life Assurance Company of Ohio Separate Account VA U which are available for investment by contract owners of WRL Freedom Premier III Variable Annuity at December 31, 2006, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 15, 2007

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	AEGON Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Subaccount
Assets
Investment in securities:
Number of shares	745,799.039	5,957,412.121	11,233,675.821	18,752,848.579

Cost	$9,361,265	$68,950,238	$138,659,487	$223,611,589

Investments in mutual funds, at net asset value	$9,128,580	$68,510,239	$152,103,971	$236,285,892
Receivable for units sold	1	—	—	—

Total assets	9,128,581	68,510,239	152,103,971	236,285,892

Liabilities
Payable for units redeemed	—	18	3	102

	$9,128,581	$68,510,221	$152,103,968	$236,285,790

Net Assets:
Deferred annuity contracts terminable by owners	$9,128,581	$68,510,221	$152,103,968	$236,285,790

Total net assets	$9,128,581	$68,510,221	$152,103,968	$236,285,790

Accumulation units outstanding:
M&E - 1.25%	1,134,018	14,430,621	25,275,163	44,855,307

M&E - 1.30%	3,508,252	22,531,688	23,839,536	49,262,858

M&E - 1.50%	3,536,806	17,780,460	56,059,145	85,301,959

M&E - 1.55%	71,778	1,561,960	1,509,452	3,810,766

M&E - 1.65%	176,820	249,637	2,678,875	2,197,667

M&E - 1.75%	826	459,235	494,105	1,716,597

M&E -1.80%	10,106	123,561	203,708	978,078

M&E -1.90%	—	4,021	12,976	—

M&E -1.95%	—	—	55,380	122,696

M&E - 2.00%	263,905	713,187	252,328	1,675,265

M&E - 2.05%	5,903	121,477	—	25,862

M&E - 2.15%	—	223,710	231,567	98,197

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	AEGON Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Subaccount
Accumulation unit value:
M&E - 1.25%	$1.053043	$1.181464	$1.381527	$1.248802

M&E - 1.30%	$1.051502	$1.179723	$1.379502	$1.246994

M&E - 1.50%	$1.045357	$1.172863	$1.371454	$1.239728

M&E - 1.55%	$1.043861	$1.171155	$1.369464	$1.237911

M&E - 1.65%	$1.040794	$1.167736	$1.365480	$1.234294

M&E - 1.75%	$1.037782	$1.164335	$1.361483	$1.230706

M&E -1.80%	$1.036256	$1.162635	$1.359522	$1.228924

M&E -1.90%	$1.015675	$1.137305	$1.302518	$1.193256

M&E -1.95%	$1.014848	$1.136381	$1.301467	$1.192293

M&E - 2.00%	$1.030261	$1.155877	$1.351644	$1.221786

M&E - 2.05%	$1.028770	$1.154214	$1.349685	$1.220004

M&E - 2.15%	$1.025765	$1.150874	$1.345767	$1.216483

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Asset Allocation - Moderate Growth Subaccount	International Moderate Growth Subaccount (1)	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Assets
Investment in securities:
Number of shares	28,493,206.123	913,299.603	611,186.869	1,227,686.187

Cost	$356,424,571	$8,877,837	$12,170,150	$25,894,651

Investments in mutual funds, at net asset value	$388,647,332	$9,507,449	$13,042,728	$30,765,816
Receivable for units sold	19	—	—	—

Total assets	388,647,351	9,507,449	13,042,728	30,765,816

Liabilities
Payable for units redeemed	—	8	11	19

	$388,647,351	$9,507,441	$13,042,717	$30,765,797

Net Assets:
Deferred annuity contracts terminable by owners	$388,647,351	$9,507,441	$13,042,717	$30,765,797

Total net assets	$388,647,351	$9,507,441	$13,042,717	$30,765,797

Accumulation units outstanding:
M&E - 1.25%	66,333,637	1,315,507	1,242,159	3,805,594

M&E - 1.30%	66,689,795	4,122,620	4,420,335	4,592,275

M&E - 1.50%	150,092,330	3,388,543	3,418,831	5,386,808

M&E - 1.55%	3,739,333	145,864	104,329	203,011

M&E - 1.65%	3,638,181	11,066	142,464	565,358

M&E - 1.75%	2,092,479	231,775	35,103	120,825

M&E -1.80%	692,335	—	55,545	69,664

M&E -1.90%	163,207	—	—	—

M&E -1.95%	—	—	—	—

M&E - 2.00%	491,269	1,182	39,213	146,951

M&E - 2.05%	—	—	—	693

M&E - 2.15%	69,288	—	1,324	52,020

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Asset Allocation - Moderate Growth Subaccount	International Moderate Growth Subaccount (1)	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Accumulation unit value:
M&E - 1.25%	$1.327918	$1.032458	$1.384111	$2.067380

M&E - 1.30%	$1.325987	$1.032112	$1.382093	$2.064359

M&E - 1.50%	$1.318249	$1.030768	$1.374053	$2.052326

M&E - 1.55%	$1.316326	$1.030435	$1.372038	$2.049361

M&E - 1.65%	$1.312495	$1.029756	$1.368032	$2.043388

M&E - 1.75%	$1.308673	$1.029080	$1.364056	$2.037464

M&E -1.80%	$1.306758	$1.028754	$1.362069	$2.034470

M&E -1.90%	$1.253726	$1.028086	$1.238796	$1.620709

M&E -1.95%	$1.252703	$1.027743	$1.237784	$1.619420

M&E - 2.00%	$1.299188	$1.027415	$1.354171	$2.022707

M&E - 2.05%	$1.297300	$1.027079	$1.352218	$2.019738

M&E - 2.15%	$1.293548	$1.026410	$1.348289	$2.013912

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Federated Growth and Income Subaccount	Transamerica Science and Technology Subaccount	J.P. Morgan Enhanced Index Subaccount	Marsico Growth Subaccount
Assets
Investment in securities:
Number of shares	1,433,836.225	117,455.975	162,119.596	554,123.476

Cost	$24,942,233	$471,818	$2,281,167	$5,214,736

Investments in mutual funds, at net asset value	$22,841,011	$469,824	$2,653,898	$5,990,075
Receivable for units sold	106	—	—	—

Total assets	22,841,117	469,824	2,653,898	5,990,075

Liabilities
Payable for units redeemed	—	1	1	45

	$22,841,117	$469,823	$2,653,897	$5,990,030

Net Assets:
Deferred annuity contracts terminable by owners	$22,841,117	$469,823	$2,653,897	$5,990,030

Total net assets	$22,841,117	$469,823	$2,653,897	$5,990,030

Accumulation units outstanding:
M&E - 1.25%	4,817,706	94,125	796,705	619,802

M&E - 1.30%	7,520,084	93,610	344,471	1,646,757

M&E - 1.50%	6,814,686	244,083	857,799	2,391,998

M&E - 1.55%	174,053	15,259	64,218	15,183

M&E - 1.65%	406,053	6,293	31,793	107,515

M&E - 1.75%	152,835	2,919	—	64,229

M&E -1.80%	632,342	5,322	3,141	72,313

M&E -1.90%	4,047	—	33,945	—

M&E -1.95%	—	—	—	—

M&E - 2.00%	230,203	—	3,198	—

M&E - 2.05%	12,627	—	—	—

M&E - 2.15%	11,562	—	1,469	3,735

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Federated Growth and Income Subaccount	Transamerica Science and Technology Subaccount	J.P. Morgan Enhanced Index Subaccount	Marsico Growth Subaccount
Accumulation unit value:
M&E - 1.25%	$1.103897	$1.022769	$1.247416	$1.222909

M&E - 1.30%	$1.102296	$1.021278	$1.245586	$1.221131

M&E - 1.50%	$1.095858	$1.015317	$1.238329	$1.214016

M&E - 1.55%	$1.094260	$1.013836	$1.236528	$1.212231

M&E - 1.65%	$1.091063	$1.010890	$1.232919	$1.208699

M&E - 1.75%	$1.087899	$1.007930	$1.229336	$1.205198

M&E -1.80%	$1.086312	$1.006486	$1.227566	$1.203428

M&E -1.90%	$1.044725	$1.144932	$1.196645	$1.159002

M&E -1.95%	$1.043886	$1.143996	$1.195675	$1.158070

M&E - 2.00%	$1.080015	$1.000643	$1.220435	$1.196458

M&E - 2.05%	$1.078434	$0.999175	$1.218647	$1.194736

M&E - 2.15%	$1.075322	$0.996278	$1.215139	$1.191246

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount
Assets
Investment in securities:
Number of shares	811,601.545	519,920.900	267,635.029	645,384.795

Cost	$15,797,413	$4,957,395	$2,567,376	$7,144,985

Investments in mutual funds, at net asset value	$16,938,124	$4,970,444	$2,737,906	$7,092,779
Receivable for units sold	2	1	—	10

Total assets	16,938,126	4,970,445	2,737,906	7,092,789

Liabilities
Payable for units redeemed	—	—	11	—

	$16,938,126	$4,970,445	$2,737,895	$7,092,789

Net Assets:
Deferred annuity contracts terminable by owners	$16,938,126	$4,970,445	$2,737,895	$7,092,789

Total net assets	$16,938,126	$4,970,445	$2,737,895	$7,092,789

Accumulation units outstanding:
M&E - 1.25%	2,342,337	1,546,606	326,280	1,379,971

M&E - 1.30%	3,813,350	1,207,769	698,522	3,244,087

M&E - 1.50%	4,025,600	1,370,080	1,340,919	1,750,695

M&E - 1.55%	131,211	47,757	15,906	30,355

M&E - 1.65%	734,506	51,500	—	227,392

M&E - 1.75%	70,040	5,024	104,885	64,825

M&E -1.80%	21,932	2,343	—	4,792

M&E -1.90%	—	—	—	—

M&E -1.95%	—	—	—	—

M&E - 2.00%	73,413	31,943	—	47,531

M&E - 2.05%	513	13,943	—	—

M&E - 2.15%	31,283	—	—	—

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount
Accumulation unit value:
M&E - 1.25%	$1.512915	$1.165918	$1.106643	$1.054338

M&E - 1.30%	$1.510675	$1.164231	$1.105021	$1.052809

M&E - 1.50%	$1.501867	$1.157439	$1.098578	$1.046662

M&E - 1.55%	$1.499701	$1.155746	$1.096969	$1.045123

M&E - 1.65%	$1.495343	$1.152380	$1.093788	$1.042077

M&E - 1.75%	$1.490970	$1.149023	$1.090592	$1.039039

M&E -1.80%	$1.488800	$1.147357	$1.089011	$1.037532

M&E -1.90%	$1.304374	$1.120908	$1.255112	$1.019251

M&E -1.95%	$1.303298	$1.119986	$1.254090	$1.018424

M&E - 2.00%	$1.480176	$1.140706	$1.082702	$1.031527

M&E - 2.05%	$1.478017	$1.139030	$1.081102	$1.030016

M&E - 2.15%	$1.473739	$1.135744	$1.078003	$1.027020

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Legg Mason Partners All Cap Subaccount	T.Rowe Price Equity Income Subaccount	T.Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount
Assets
Investment in securities:
Number of shares	460,847.009	543,697.032	546,946.547	498,888.776

Cost	$6,432,143	$11,090,254	$5,692,353	$9,637,026

Investments in mutual funds, at net asset value	$6,769,843	$11,357,831	$5,606,202	$10,940,631
Receivable for units sold	—	—	—	—

Total assets	6,769,843	11,357,831	5,606,202	10,940,631

Liabilities
Payable for units redeemed	1	1	—	3

	$6,769,842	$11,357,830	$5,606,202	$10,940,628

Net Assets:
Deferred annuity contracts terminable by owners	$6,769,842	$11,357,830	$5,606,202	$10,940,628

Total net assets	$6,769,842	$11,357,830	$5,606,202	$10,940,628

Accumulation units outstanding:
M&E - 1.25%	1,211,730	1,550,484	1,396,740	1,917,576

M&E - 1.30%	2,075,712	2,769,242	1,212,018	2,083,649

M&E - 1.50%	1,864,602	3,308,229	2,119,133	4,328,252

M&E - 1.55%	118,439	100,070	44,325	66,294

M&E - 1.65%	89,577	109,656	18,538	61,745

M&E - 1.75%	12,703	92,137	1,104	34,306

M&E -1.80%	66,788	489,703	10,307	2,120

M&E -1.90%	—	—	—	—

M&E -1.95%	—	18,677	—	—

M&E - 2.00%	49,835	52,703	10,854	30,397

M&E - 2.05%	—	1,858	—	—

M&E - 2.15%	1,235	2,049	9,559	14,660

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Legg Mason Partners All Cap Subaccount	T.Rowe Price Equity Income Subaccount	T.Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount
Accumulation unit value:
M&E - 1.25%	$1.237717	$1.343728	$1.166953	$1.286892

M&E - 1.30%	$1.235917	$1.341767	$1.165265	$1.285029

M&E - 1.50%	$1.228722	$1.333941	$1.158460	$1.277517

M&E - 1.55%	$1.226920	$1.332004	$1.156758	$1.275667

M&E - 1.65%	$1.223338	$1.328095	$1.153402	$1.271960

M&E - 1.75%	$1.219792	$1.324242	$1.150022	$1.268253

M&E -1.80%	$1.218021	$1.322333	$1.148359	$1.266404

M&E -1.90%	$1.265886	$1.224049	$1.185770	$1.283411

M&E -1.95%	$1.264854	$1.223041	$1.184799	$1.282362

M&E - 2.00%	$1.210945	$1.314669	$1.141716	$1.259070

M&E - 2.05%	$1.209182	$1.312751	$1.140025	$1.257235

M&E - 2.15%	$1.205695	$1.308939	$1.136762	$1.253606

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Third Avenue Value Subaccount	Transamerica Balanced Subaccount	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount
Assets
Investment in securities:
Number of shares	1,534,033.358	344,193.954	314,054.474	1,241,346.915

Cost	$36,600,427	$4,056,137	$3,651,199	$29,114,749

Investments in mutual funds, at net asset value	$40,329,737	$4,202,608	$3,762,373	$31,939,856
Receivable for units sold	—	—	—	9

Total assets	40,329,737	4,202,608	3,762,373	31,939,865

Liabilities
Payable for units redeemed	377	—	—	—

	$40,329,360	$4,202,608	$3,762,373	$31,939,865

Net Assets:
Deferred annuity contracts terminable by owners	$40,329,360	$4,202,608	$3,762,373	$31,939,865

Total net assets	$40,329,360	$4,202,608	$3,762,373	$31,939,865

Accumulation units outstanding:
M&E - 1.25%	5,901,527	643,570	530,249	5,004,670

M&E - 1.30%	8,186,835	760,319	1,788,393	4,668,529

M&E - 1.50%	9,377,195	1,700,807	773,660	11,409,225

M&E - 1.55%	247,507	127,345	19,390	129,285

M&E - 1.65%	903,626	78,657	11,422	550,643

M&E - 1.75%	203,584	54,912	307	130,422

M&E -1.80%	509,866	18,208	11,156	570,704

M&E -1.90%	—	—	—	56,693

M&E -1.95%	—	—	—	—

M&E - 2.00%	219,795	23,022	—	454,122

M&E - 2.05%	21,487	9,894	—	19,283

M&E - 2.15%	64,604	2,413	2,218	49,064

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Third Avenue Value Subaccount	Transamerica Balanced Subaccount	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount
Accumulation unit value:
M&E - 1.25%	$1.580003	$1.235435	$1.202787	$1.393568

M&E - 1.30%	$1.577675	$1.233614	$1.201056	$1.391553

M&E - 1.50%	$1.568471	$1.226427	$1.194028	$1.383426

M&E - 1.55%	$1.566214	$1.224650	$1.192282	$1.381405

M&E - 1.65%	$1.561642	$1.221059	$1.188796	$1.377399

M&E - 1.75%	$1.557086	$1.217511	$1.185346	$1.373381

M&E -1.80%	$1.554845	$1.215742	$1.183625	$1.371371

M&E -1.90%	$1.349412	$1.183307	$1.212492	$1.311656

M&E -1.95%	$1.348317	$1.182332	$1.211500	$1.310594

M&E - 2.00%	$1.545794	$1.208705	$1.176750	$1.363416

M&E - 2.05%	$1.543579	$1.206946	$1.175062	$1.361456

M&E - 2.15%	$1.539093	$1.203448	$1.171638	$1.357490

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/Mid Cap Value Subaccount	Transamerica U.S. Government Securities Subaccount
Assets
Investment in securities:
Number of shares	469,528.447	12,310,351.330	695,217.198	180,573.304

Cost	$7,208,126	$12,310,351	$12,980,247	$2,173,078

Investments in mutual funds, at net asset value	$7,456,112	$12,310,351	$13,542,831	$2,183,131
Receivable for units sold	—	12	—	—

Total assets	7,456,112	12,310,363	13,542,831	2,183,131

Liabilities
Payable for units redeemed	30	—	3	—

	$7,456,082	$12,310,363	$13,542,828	$2,183,131

Net Assets:
Deferred annuity contracts terminable by owners	$7,456,082	$12,310,363	$13,542,828	$2,183,131

Total net assets	$7,456,082	$12,310,363	$13,542,828	$2,183,131

Accumulation units outstanding:
M&E - 1.25%	1,128,273	2,299,227	1,606,608	385,218

M&E - 1.30%	1,551,162	3,306,453	3,818,567	911,468

M&E - 1.50%	2,187,569	5,214,197	3,260,354	491,167

M&E - 1.55%	67,826	238,387	176,274	49,761

M&E - 1.65%	32,639	24,963	172,179	201,254

M&E - 1.75%	96,359	552,884	127,006	76,812

M&E -1.80%	390,305	155,495	9,524	—

M&E -1.90%	—	—	—	7,463

M&E -1.95%	—	70,356	10,945	—

M&E - 2.00%	88,927	18,419	41,744	—

M&E - 2.05%	—	—	—	—

M&E - 2.15%	11,162	1,458	54,834	—

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/Mid Cap Value Subaccount	Transamerica U.S. Government Securities Subaccount
Accumulation unit value:
M&E - 1.25%	$1.349470	$1.041050	$1.465093	$1.032619

M&E - 1.30%	$1.347477	$1.039507	$1.463168	$1.031095

M&E - 1.50%	$1.339642	$1.033454	$1.455505	$1.025081

M&E - 1.55%	$1.337671	$1.031943	$1.453626	$1.023585

M&E - 1.65%	$1.333789	$1.028948	$1.449818	$1.020615

M&E - 1.75%	$1.329900	$1.025967	$1.446022	$1.017623

M&E -1.80%	$1.327949	$1.024443	$1.444156	$1.016141

M&E -1.90%	$1.281280	$1.032374	$1.336781	$1.011405

M&E -1.95%	$1.280247	$1.031536	$1.335699	$1.010576

M&E - 2.00%	$1.320279	$1.018510	$1.436637	$1.010253

M&E - 2.05%	$1.318356	$1.017024	$1.434761	$1.008786

M&E - 2.15%	$1.314524	$1.014082	$1.431040	$1.005871

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Transamerica Value Balanced Subaccount	Van Kampen Mid Cap Growth Subaccount	Fidelity - VIP Index 500 Subaccount	Transamerica U.S. Government Securities - PAM Fund Subaccount
Assets
Investment in securities:
Number of shares	318,175.161	133,002.300	22,426.443	12,001.124

Cost	$4,300,250	$2,548,354	$3,127,730	$142,082

Investments in mutual funds, at net asset value	$4,553,087	$2,781,078	$3,585,764	$145,094
Receivable for units sold	—	1	—	1

Total assets	4,553,087	2,781,079	3,585,764	145,095

Liabilities
Payable for units redeemed	—	—	1	—

	$4,553,087	$2,781,079	$3,585,763	$145,095

Net Assets:
Deferred annuity contracts terminable by owners	$4,553,087	$2,781,079	$3,585,763	$145,095

Total net assets	$4,553,087	$2,781,079	$3,585,763	$145,095

Accumulation units outstanding:
M&E - 1.25%	669,707	1,142,007	773,524	28,050

M&E - 1.30%	1,528,939	405,818	876,922	30,086

M&E - 1.50%	1,240,354	757,663	822,286	83,026

M&E - 1.55%	28,092	9,119	227,177	—

M&E - 1.65%	55,479	19,714	107,807	—

M&E - 1.75%	35,674	1,968	25,717	—

M&E -1.80%	12,087	2,612	8,220	—

M&E -1.90%	—	—	—	—

M&E -1.95%	—	—	—	—

M&E - 2.00%	—	23,564	—	—

M&E - 2.05%	2,500	2,393	2,255	—

M&E - 2.15%	1,671	1,897	—	—

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Assets and Liabilities

as of December 31, 2006

	Transamerica Value Balanced Subaccount	Van Kampen Mid Cap Growth Subaccount	Fidelity - VIP Index 500 Subaccount	Transamerica U.S. Government Securities - PAM Fund Subaccount
Accumulation unit value:
M&E - 1.25%	$1.278416	$1.178603	$1.265780	$1.032619

M&E - 1.30%	$1.276531	$1.176887	$1.263927	$1.031095

M&E - 1.50%	$1.269098	$1.169999	$1.256568	$1.025081

M&E - 1.55%	$1.267255	$1.168303	$1.254734	$1.023585

M&E - 1.65%	$1.263550	$1.164906	$1.251066	—

M&E - 1.75%	$1.259883	$1.161519	$1.247419	$1.017623

M&E -1.80%	$1.258053	$1.159827	$1.245599	$1.016141

M&E -1.90%	$1.206022	$1.217975	$1.214612	$1.011405

M&E -1.95%	$1.205045	$1.216976	$1.213635	$1.010576

M&E - 2.00%	$1.250764	$1.153097	$1.238373	$1.010253

M&E - 2.05%	$1.248935	$1.151419	$1.236598	—

M&E - 2.15%	$1.245325	$1.148073	$1.232995	$1.005871

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	AEGON Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Subaccount
Net investment income (loss)
Income:
Dividends	$417,215	$2,085,802	$977,417	$5,195,752
Expenses:
Administrative, mortality and expense risk charge	111,206	792,764	1,661,358	2,740,009

Net investment income (loss)	306,009	1,293,038	(683,941)	2,455,743
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	3,059,888	8,795,764	9,467,575
Proceeds from sales	1,089,306	15,266,544	9,637,273	8,628,228
Cost of investments sold	1,160,619	14,927,380	8,109,113	7,930,326

Net realized capital gains (losses) on investments	(71,313)	3,399,052	10,323,924	10,165,477
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(205,323)	(387,948)	8,216,752	6,743,094
End of Period End of period	(232,685)	(439,999)	13,444,484	12,674,303

Net change in unrealized appreciation/depreciation of investments	(27,362)	(52,051)	5,227,732	5,931,209

Net realized and unrealized capital gains (losses) on investments	(98,675)	3,347,001	15,551,656	16,096,686

Increase (decrease) in net assets from operations	$207,334	$4,640,039	$14,867,715	$18,552,429

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Asset Allocation - Moderate Growth Subaccount	International Moderate Growth Subaccount(1)	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Net investment income (loss)
Income:
Dividends	$4,838,754	$—	$133,069	$249,870
Expenses:
Administrative, mortality and expense risk charge	4,083,146	38,120	133,873	269,270

Net investment income (loss)	755,608	(38,120)	(804)	(19,400)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	13,263,079	—	949,058	2,227,655
Proceeds from sales	8,018,395	225,542	1,106,487	3,412,498
Cost of investments sold	6,872,571	240,729	919,513	2,655,297

Net realized capital gains (losses) on investments	14,408,903	(15,187)	1,136,032	2,984,856
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	13,591,699	—	601,157	914,338
End of Period End of period	32,222,761	629,612	872,578	4,871,165

Net change in unrealized appreciation/depreciation of investments	18,631,062	629,612	271,421	3,956,827

Net realized and unrealized capital gains (losses) on investments	33,039,965	614,425	1,407,453	6,941,683

Increase (decrease) in net assets from operations	$33,795,573	$576,305	$1,406,649	$6,922,283

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Federated Growth and Income Subaccount	Transamerica Science and Technology Subaccount	J.P. Morgan Enhanced Index Subaccount	Marsico Growth Subaccount
Net investment income (loss)
Income:
Dividends	$326,180	$—	$18,976	$—
Expenses:
Administrative, mortality and expense risk charge	308,684	6,047	33,137	81,880

Net investment income (loss)	17,496	(6,047)	(14,161)	(81,880)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,721,983	28,638	—	—
Proceeds from sales	4,393,987	336,905	577,263	1,175,679
Cost of investments sold	4,505,607	321,824	509,550	966,510

Net realized capital gains (losses) on investments	1,610,363	43,719	67,713	209,169
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(682,400)	33,233	125,999	703,990
End of Period End of period	(2,101,222)	(1,994)	372,731	775,339

Net change in unrealized appreciation/depreciation of investments	(1,418,822)	(35,227)	246,732	71,349

Net realized and unrealized capital gains (losses) on investments	191,541	8,492	314,445	280,518

Increase (decrease) in net assets from operations	$209,037	$2,445	$300,284	$198,638

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount
Net investment income (loss)
Income:
Dividends	$47,738	$369,662	$—	$215,240
Expenses:
Administrative, mortality and expense risk charge	156,663	48,383	34,170	87,878

Net investment income (loss)	(108,925)	321,279	(34,170)	127,362
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	524,050	44,152	—	—
Proceeds from sales	2,455,041	5,642,987	1,392,311	1,636,693
Cost of investments sold	2,168,186	5,795,782	1,237,712	1,667,335

Net realized capital gains (losses) on investments	810,905	(108,643)	154,599	(30,642)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	230,643	(146,149)	282,950	(125,079)
End of Period End of period	1,140,711	13,049	170,530	(52,206)

Net change in unrealized appreciation/depreciation of investments	910,068	159,198	(112,420)	72,873

Net realized and unrealized capital gains (losses) on investments	1,720,973	50,555	42,179	42,231

Increase (decrease) in net assets from operations	$1,612,048	$371,834	$8,009	$169,593

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Legg Mason Partners All Cap Subaccount	T.Rowe Price Equity Income Subaccount	T.Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount
Net investment income (loss)
Income:
Dividends	$46,566	$153,498	$—	$83,247
Expenses:
Administrative, mortality and expense risk charge	72,980	131,278	80,617	92,294

Net investment income (loss)	(26,414)	22,220	(80,617)	(9,047)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	795,921	1,003,271	415,888	—
Proceeds from sales	653,254	2,879,146	7,198,707	736,678
Cost of investments sold	578,936	2,799,090	7,314,264	583,379

Net realized capital gains (losses) on investments	870,239	1,083,327	300,331	153,299
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	305,649	(178,532)	(153,849)	331,808
End of Period End of period	337,700	267,577	(86,151)	1,303,605

Net change in unrealized appreciation/depreciation of investments	32,051	446,109	67,698	971,797

Net realized and unrealized capital gains (losses) on investments	902,290	1,529,436	368,029	1,125,096

Increase (decrease) in net assets from operations	$875,876	$1,551,656	$287,412	$1,116,049

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Third Avenue Value Subaccount	Transamerica Balanced Subaccount	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount
Net investment income (loss)
Income:
Dividends	$222,257	$29,887	$50,710	$—
Expenses:
Administrative, mortality and expense risk charge	452,555	41,386	46,497	326,721

Net investment income (loss)	(230,298)	(11,499)	4,213	(326,721)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,801,715	86,384	53,766	—
Proceeds from sales	7,971,306	510,591	707,689	4,011,373
Cost of investments sold	5,738,811	500,215	682,084	3,066,211

Net realized capital gains (losses) on investments	4,034,210	96,760	79,371	945,162
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,169,756	6,471	(99,446)	1,957,850
End of Period	3,729,310	146,471	111,174	2,825,107

Net change in unrealized appreciation/depreciation of investments	559,554	140,000	210,620	867,257

Net realized and unrealized capital gains (losses) on investments	4,593,764	236,760	289,991	1,812,419

Increase (decrease) in net assets from operations	$4,363,466	$225,261	$294,204	$1,485,698

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/Mid Cap Value Subaccount	Transamerica U.S. Government Securities Subaccount
Net investment income (loss)
Income:
Dividends	$5,958	$640,876	$83,246	$80,659
Expenses:
Administrative, mortality and expense risk charge	97,777	199,154	144,845	25,365

Net investment income (loss)	(91,819)	441,722	(61,599)	55,294
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	197,786	—	893,737	2,966
Proceeds from sales	2,802,646	36,376,853	3,714,210	1,585,689
Cost of investments sold	2,410,030	36,376,853	3,256,999	1,643,398

Net realized capital gains (losses) on investments	590,402	—	1,350,948	(54,743)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	512,274	—	273,716	(40,720)
End of Period	247,986	—	562,584	10,053

Net change in unrealized appreciation/depreciation of investments	(264,288)	—	288,868	50,773

Net realized and unrealized capital gains (losses) on investments	326,114	—	1,639,816	(3,970)

Increase (decrease) in net assets from operations	$234,295	$441,722	$1,578,217	$51,324

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Transamerica Value Balanced Subaccount	Van Kampen Mid Cap Growth Subaccount	Fidelity - VIP Index 500 Subaccount	Transamerica U.S. Government Securities - PAM Fund Subaccount
Net investment income (loss)
Income:
Dividends	$86,485	$—	$38,618	$400,760
Expenses:
Administrative, mortality and expense risk charge	56,736	39,514	39,744	52,539

Net investment income (loss)	29,749	(39,514)	(1,126)	348,221
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	143,157	—	—	14,738
Proceeds from sales	1,932,246	4,562,038	531,035	12,812,900
Cost of investments sold	1,868,810	4,343,432	445,606	12,890,658

Net realized capital gains (losses) on investments	206,593	218,606	85,429	(63,020)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(34,072)	158,738	153,148	540
End of Period	252,837	232,724	458,034	3,012

Net change in unrealized appreciation/depreciation of investments	286,909	73,986	304,886	2,472

Net realized and unrealized capital gains (losses) on investments	493,502	292,592	390,315	(60,548)

Increase (decrease) in net assets from operations	$523,251	$253,078	$389,189	$287,673

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, (except as noted)

	AEGON Bond Subaccount		Asset Allocation - Conservative Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$306,009	$218,786	$1,293,038	$505,196
Net realized capital gains (losses) on investments	(71,313)	(74,560)	3,399,052	2,815,533
Net change in unrealized appreciation/depreciation of investments	(27,362)	(112,022)	(52,051)	(1,700,812)

Increase (decrease) in net assets from operations	207,334	32,204	4,640,039	1,619,917
Contract transactions
Net contract purchase payments	2,303,079	3,207,787	16,132,059	20,207,617
Transfer payments from (to) other subaccounts or general account	449,078	(395,319)	5,739,353	1,088,053
Contract terminations, withdrawals, and other deductions	(326,080)	(221,509)	(3,306,073)	(1,791,068)
Contract maintenance charges	(28,879)	(18,021)	(243,755)	(128,115)

Increase (decrease) in net assets from contract transactions	2,397,198	2,572,938	18,321,584	19,376,487

Net increase (decrease) in net assets	2,604,532	2,605,142	22,961,623	20,996,404
Net assets:
Beginning of the period	6,524,049	3,918,907	45,548,598	24,552,194

End of the period	$9,128,581	$6,524,049	$68,510,221	$45,548,598

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, (except as noted)

	Asset Allocation - Growth Subaccount		Asset Allocation - Moderate Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(683,941)	$(604,358)	$2,455,743	$665,494
Net realized capital gains (losses) on investments	10,323,924	3,625,861	10,165,477	5,187,078
Net change in unrealized appreciation/depreciation of investments	5,227,732	4,601,151	5,931,209	2,151,238

Increase (decrease) in net assets from operations	14,867,715	7,622,654	18,552,429	8,003,810
Contract transactions
Net contract purchase payments	53,825,099	38,165,471	70,605,551	77,922,793
Transfer payments from (to) other subaccounts or general account	3,150,457	2,222,297	1,885,153	8,262,065
Contract terminations, withdrawals, and other deductions	(5,219,909)	(2,801,829)	(11,099,801)	(5,427,903)
Contract maintenance charges	(438,965)	(226,981)	(817,894)	(405,328)

Increase (decrease) in net assets from contract transactions	51,316,682	37,358,958	60,573,009	80,351,627

Net increase (decrease) in net assets	66,184,397	44,981,612	79,125,438	88,355,437
Net assets:
Beginning of the period	85,919,571	40,937,959	157,160,352	68,804,915

End of the period	$152,103,968	$85,919,571	$236,285,790	$157,160,352

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	Asset Allocation - Moderate Growth Subaccount		International Moderate Growth Subaccount
	2006	2005	2006 (1)
Operations
Net investment income (loss)	$755,608	$(218,682)	$(38,120)
Net realized capital gains (losses) on investments	14,408,903	4,449,965	(15,187)
Net change in unrealized appreciation/depreciation of investments	18,631,062	8,097,722	629,612

Increase (decrease) in net assets from operations	33,795,573	12,329,005	576,305
Contract transactions
Net contract purchase payments	159,969,604	106,566,531	7,076,506
Transfer payments from (to) other subaccounts or general account	13,984,419	10,547,610	1,912,201
Contract terminations, withdrawals, and other deductions	(9,405,381)	(4,714,902)	(55,003)
Contract maintenance charges	(979,979)	(391,460)	(2,568)

Increase (decrease) in net assets from contract transactions	163,568,663	112,007,779	8,931,136

Net increase (decrease) in net assets	197,364,236	124,336,784	9,507,441
Net assets:
Beginning of the period	191,283,115	66,946,331	—

End of the period	$388,647,351	$191,283,115	$9,507,441

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	Capital Guardian Value Subaccount		Clarion Global Real Estate Securities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(804)	$(32,702)	$(19,400)	$32,112
Net realized capital gains (losses) on investments	1,136,032	538,528	2,984,856	1,084,832
Net change in unrealized appreciation/depreciation of investments	271,421	(48,952)	3,956,827	134,258

Increase (decrease) in net assets from operations	1,406,649	456,874	6,922,283	1,251,202
Contract transactions
Net contract purchase payments	1,756,870	2,664,621	6,882,144	5,663,302
Transfer payments from (to) other subaccounts or general account	2,162,153	(838,770)	4,515,244	1,932,436
Contract terminations, withdrawals, and other deductions	(271,152)	(178,087)	(1,263,267)	(800,348)
Contract maintenance charges	(38,751)	(24,641)	(59,114)	(27,297)

Increase (decrease) in net assets from contract transactions	3,609,120	1,623,123	10,075,007	6,768,093

Net increase (decrease) in net assets	5,015,769	2,079,997	16,997,290	8,019,295
Net assets:
Beginning of the period	8,026,948	5,946,951	13,768,507	5,749,212

End of the period	$13,042,717	$8,026,948	$30,765,797	$13,768,507

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	Federated Growth and Income Subaccount		Transamerica Science and Technology Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$17,496	$163,764	$(6,047)	$(5,775)
Net realized capital gains (losses) on investments	1,610,363	1,456,256	43,719	5,392
Net change in unrealized appreciation/depreciation of investments	(1,418,822)	(988,281)	(35,227)	11,917

Increase (decrease) in net assets from operations	209,037	631,739	2,445	11,534
Contract transactions
Net contract purchase payments	4,300,626	9,097,616	137,330	273,891
Transfer payments from (to) other subaccounts or general account	(1,984,558)	2,306,005	(176,621)	(145,791)
Contract terminations, withdrawals, and other deductions	(971,847)	(576,964)	(25,946)	(10,554)
Contract maintenance charges	(85,697)	(44,888)	(3,010)	(1,840)

Increase (decrease) in net assets from contract transactions	1,258,524	10,781,769	(68,247)	115,706

Net increase (decrease) in net assets	1,467,561	11,413,508	(65,802)	127,240
Net assets:
Beginning of the period	21,373,556	9,960,048	535,625	408,385

End of the period	$22,841,117	$21,373,556	$469,823	$535,625

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	J.P. Morgan Enhanced Index Subaccount		Marsico Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(14,161)	$(9,455)	$(81,880)	$(58,139)
Net realized capital gains (losses) on investments	67,713	91,515	209,169	38,283
Net change in unrealized appreciation/depreciation of investments	246,732	(58,426)	71,349	375,353

Increase (decrease) in net assets from operations	300,284	23,634	198,638	355,497
Contract transactions
Net contract purchase payments	230,657	388,390	1,008,591	1,622,342
Transfer payments from (to) other subaccounts or general account	(21,720)	(683,447)	(806,763)	962,432
Contract terminations, withdrawals, and other deductions	(256,351)	(42,624)	(143,673)	(56,931)
Contract maintenance charges	(10,664)	(8,429)	(24,534)	(14,983)

Increase (decrease) in net assets from contract transactions	(58,078)	(346,110)	33,621	2,512,860

Net increase (decrease) in net assets	242,206	(322,476)	232,259	2,868,357
Net assets:
Beginning of the period	2,411,691	2,734,167	5,757,771	2,889,414

End of the period	$2,653,897	$2,411,691	$5,990,030	$5,757,771

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	BlackRock Large Cap Value Subaccount		MFS High Yield Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(108,925)	$(27,422)	$321,279	$256,500
Net realized capital gains (losses) on investments	810,905	428,907	(108,643)	(59,080)
Net change in unrealized appreciation/depreciation of investments	910,068	159,816	159,198	(169,290)

Increase (decrease) in net assets from operations	1,612,048	561,301	371,834	28,130
Contract transactions
Net contract purchase payments	4,000,330	3,312,805	565,518	1,757,441
Transfer payments from (to) other subaccounts or general account	3,854,171	3,804,463	1,181,984	261,336
Contract terminations, withdrawals, and other deductions	(547,021)	(337,405)	(182,769)	(83,722)
Contract maintenance charges	(30,903)	(9,901)	(10,377)	(5,778)

Increase (decrease) in net assets from contract transactions	7,276,577	6,769,962	1,554,356	1,929,277

Net increase (decrease) in net assets	8,888,625	7,331,263	1,926,190	1,957,407
Net assets:
Beginning of the period	8,049,501	718,238	3,044,255	1,086,848

End of the period	$16,938,126	$8,049,501	$4,970,445	$3,044,255

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	Munder Net50 Subaccount		PIMCO Total Return Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(34,170)	$(24,847)	$127,362	$34,819
Net realized capital gains (losses) on investments	154,599	87,543	(30,642)	134,506
Net change in unrealized appreciation/depreciation of investments	(112,420)	142,947	72,873	(133,986)

Increase (decrease) in net assets from operations	8,009	205,643	169,593	35,339
Contract transactions
Net contract purchase payments	779,048	890,583	958,920	2,760,692
Transfer payments from (to) other subaccounts or general account	(202,297)	(303,271)	(117,216)	830,057
Contract terminations, withdrawals, and other deductions	(137,313)	(86,562)	(282,696)	(172,755)
Contract maintenance charges	(7,575)	(6,535)	(22,359)	(16,245)

Increase (decrease) in net assets from contract transactions	431,863	494,215	536,649	3,401,749

Net increase (decrease) in net assets	439,872	699,858	706,242	3,437,088
Net assets:
Beginning of the period	2,298,023	1,598,165	6,386,547	2,949,459

End of the period	$2,737,895	$2,298,023	$7,092,789	$6,386,547

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Legg Mason Partners All Cap Subaccount		T.Rowe Price Equity Income Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(26,414)	$(35,162)	$22,220	$36,733
Net realized capital gains (losses) on investments	870,239	90,717	1,083,327	738,888
Net change in unrealized appreciation/depreciation of investments	32,051	71,496	446,109	(543,893)

Increase (decrease) in net assets from operations	875,876	127,051	1,551,656	231,728
Contract transactions
Net contract purchase payments	1,110,405	1,403,177	1,653,705	3,866,386
Transfer payments from (to) other subaccounts or general account	590,148	(697,904)	(587,953)	655,183
Contract terminations, withdrawals, and other deductions	(195,106)	(164,129)	(370,578)	(230,982)
Contract maintenance charges	(22,975)	(15,945)	(35,134)	(20,808)

Increase (decrease) in net assets from contract transactions	1,482,472	525,199	660,040	4,269,779

Net increase (decrease) in net assets	2,358,348	652,250	2,211,696	4,501,507
Net assets:
Beginning of the period	4,411,494	3,759,244	9,146,134	4,644,627

End of the period	$6,769,842	$4,411,494	$11,357,830	$9,146,134

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	T.Rowe Price Small Cap Subaccount		Templeton Transamerica Global Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(80,617)	$(60,844)	$(9,047)	$(11,407)
Net realized capital gains (losses) on investments	300,331	739,273	153,299	104,913
Net change in unrealized appreciation/depreciation of investments	67,698	(355,267)	971,797	141,044

Increase (decrease) in net assets from operations	287,412	323,162	1,116,049	234,550
Contract transactions
Net contract purchase payments	971,229	1,194,507	2,303,653	2,254,080
Transfer payments from (to) other subaccounts or general account	(3,472,965)	4,288,846	3,352,583	(114,689)
Contract terminations, withdrawals, and other deductions	(196,767)	(171,092)	(242,338)	(191,189)
Contract maintenance charges	(24,106)	(19,400)	(24,634)	(9,680)

Increase (decrease) in net assets from contract transactions	(2,722,609)	5,292,861	5,389,264	1,938,522

Net increase (decrease) in net assets	(2,435,197)	5,616,023	6,505,313	2,173,072
Net assets:
Beginning of the period	8,041,399	2,425,376	4,435,315	2,262,243

End of the period	$5,606,202	$8,041,399	$10,940,628	$4,435,315

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Third Avenue Value Subaccount		Transamerica Balanced Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(230,298)	$(140,278)	$(11,499)	$(244)
Net realized capital gains (losses) on investments	4,034,210	928,451	96,760	163,472
Net change in unrealized appreciation/depreciation of investments	559,554	2,005,284	140,000	(64,861)

Increase (decrease) in net assets from operations	4,363,466	2,793,457	225,261	98,367
Contract transactions
Net contract purchase payments	9,211,246	8,806,740	1,612,236	522,067
Transfer payments from (to) other subaccounts or general account	2,517,238	5,962,438	839,188	82,074
Contract terminations, withdrawals, and other deductions	(1,455,577)	(708,984)	(126,845)	(52,404)
Contract maintenance charges	(112,681)	(47,304)	(9,761)	(7,213)

Increase (decrease) in net assets from contract transactions	10,160,226	14,012,890	2,314,818	544,524

Net increase (decrease) in net assets	14,523,692	16,806,347	2,540,079	642,891
Net assets:
Beginning of the period	25,805,668	8,999,321	1,662,529	1,019,638

End of the period	$40,329,360	$25,805,668	$4,202,608	$1,662,529

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Transamerica Convertible Securities Subaccount		Transamerica Equity Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$4,213	$26,095	$(326,721)	$(115,707)
Net realized capital gains (losses) on investments	79,371	248,551	945,162	568,575
Net change in unrealized appreciation/depreciation of investments	210,620	(175,898)	867,257	1,305,806

Increase (decrease) in net assets from operations	294,204	98,748	1,485,698	1,758,674
Contract transactions
Net contract purchase payments	380,490	1,022,928	10,913,962	7,134,728
Transfer payments from (to) other subaccounts or general account	120,807	864,002	5,275,352	241,873
Contract terminations, withdrawals, and other deductions	(179,608)	(70,627)	(935,348)	(427,736)
Contract maintenance charges	(8,282)	(5,196)	(72,608)	(26,479)

Increase (decrease) in net assets from contract transactions	313,407	1,811,107	15,181,358	6,922,386

Net increase (decrease) in net assets	607,611	1,909,855	16,667,056	8,681,060
Net assets:
Beginning of the period	3,154,762	1,244,907	15,272,809	6,591,749

End of the period	$3,762,373	$3,154,762	$31,939,865	$15,272,809

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Transamerica Growth Opportunities Subaccount		Transamerica Money Market Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(91,819)	$(62,483)	$441,722	$175,148
Net realized capital gains (losses) on investments	590,402	533,583	—	(39)
Net change in unrealized appreciation/depreciation of investments	(264,288)	207,908	—	—

Increase (decrease) in net assets from operations	234,295	679,008	441,722	175,109
Contract transactions
Net contract purchase payments	2,085,223	1,314,793	16,146,991	23,362,102
Transfer payments from (to) other subaccounts or general account	(124,866)	27,181	(14,307,331)	(20,906,242)
Contract terminations, withdrawals, and other deductions	(275,547)	(177,449)	(1,874,560)	(651,247)
Contract maintenance charges	(24,288)	(17,885)	(42,591)	(33,685)

Increase (decrease) in net assets from contract transactions	1,660,522	1,146,640	(77,491)	1,770,928

Net increase (decrease) in net assets	1,894,817	1,825,648	364,231	1,946,037
Net assets:
Beginning of the period	5,561,265	3,735,617	11,946,132	10,000,095

End of the period	$7,456,082	$5,561,265	$12,310,363	$11,946,132

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	Transamerica Small/Mid Cap Value Subaccount		Transamerica U.S. Government Securities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(61,599)	$(41,067)	$55,294	$36,737
Net realized capital gains (losses) on investments	1,350,948	361,353	(54,743)	8,783
Net change in unrealized appreciation/depreciation of investments	288,868	199,419	50,773	(39,290)

Increase (decrease) in net assets from operations	1,578,217	519,705	51,324	6,230
Contract transactions
Net contract purchase payments	4,291,468	4,145,721	1,433,880	1,254,885
Transfer payments from (to) other subaccounts or general account	(847,740)	3,339,013	(931,954)	(430,207)
Contract terminations, withdrawals, and other deductions	(331,499)	(245,184)	(228,363)	(203,003)
Contract maintenance charges	(30,587)	(10,778)	(5,570)	(5,207)

Increase (decrease) in net assets from contract transactions	3,081,642	7,228,772	267,993	616,468

Net increase (decrease) in net assets	4,659,859	7,748,477	319,317	622,698
Net assets:
Beginning of the period	8,882,969	1,134,492	1,863,814	1,241,116

End of the period	$13,542,828	$8,882,969	$2,183,131	$1,863,814

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	Transamerica Value Balanced Subaccount		Van Kampen Mid Cap Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$29,749	$48,363	$(39,514)	$(19,787)
Net realized capital gains (losses) on investments	206,593	389,428	218,606	47,708
Net change in unrealized appreciation/depreciation of investments	286,909	(229,703)	73,986	75,204

Increase (decrease) in net assets from operations	523,251	208,088	253,078	103,125
Contract transactions
Net contract purchase payments	743,248	1,201,428	750,173	524,787
Transfer payments from (to) other subaccounts or general account	(814,183)	177,685	92,630	(1,833)
Contract terminations, withdrawals, and other deductions	(220,079)	(150,341)	(168,597)	(67,352)
Contract maintenance charges	(17,749)	(15,318)	(12,022)	(5,363)

Increase (decrease) in net assets from contract transactions	(308,763)	1,213,454	662,184	450,239

Net increase (decrease) in net assets	214,488	1,421,542	915,262	553,364
Net assets:
Beginning of the period	4,338,599	2,917,057	1,865,817	1,312,453

End of the period	$4,553,087	$4,338,599	$2,781,079	$1,865,817

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Statements of Changes in Net Assets

Years ended December 31, 2006 and 2005, (except as noted)

	Fidelity - VIP Index 500 Subaccount		Transamerica U.S. Government Securities - PAM Fund Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(1,126)	$(3,251)	$348,221	$(3,448)
Net realized capital gains (losses) on investments	85,429	34,061	(63,020)	14,969
Net change in unrealized appreciation/depreciation of investments	304,886	52,499	2,472	(1,357)

Increase (decrease) in net assets from operations	389,189	83,309	287,673	10,164
Contract transactions
Net contract purchase payments	796,163	837,557	—	—
Transfer payments from (to) other subaccounts or general account	255,441	141,984	(157,049)	(159,712)
Contract terminations, withdrawals, and other deductions	(170,625)	(68,096)	(61,363)	(7,612)
Contract maintenance charges	(8,524)	(5,270)	(971)	(2,275)

Increase (decrease) in net assets from contract transactions	872,455	906,175	(219,383)	(169,599)

Net increase (decrease) in net assets	1,261,644	989,484	68,290	(159,435)
Net assets:
Beginning of the period	2,324,119	1,334,635	76,805	236,240

End of the period	$3,585,763	$2,324,119	$145,095	$76,805

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization

The WRL Freedom Premier® III Variable Annuity (the Mutual Fund Account) is a segregated investment account of Western Reserve Life Assurance Co. of Ohio (Western Reserve Life), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Mutual Fund Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in all but one of these subaccounts is available to contract owners of the WRL Freedom Premier III Variable Annuity. The Transamerica U.S. Government Securities-Portfolio Asset Manager-Service Class (PAM fund) was included in the fund portfolio only to facilitate a contract owner purchase option. If this option is elected, assets are automatically allocated from the contract owner’s other subaccounts into the PAM fund when the policy value has dropped relative to the guaranteed amount. All amounts reported herein represent the activity related to contract owners of WRL Freedom Premier® III Variable Annuity only.

Subaccount Investment by Fund:

AEGON/Transamerica Series Trust - Service Class

AEGON Bond Service Class

Asset Allocation - Conservative Portfolio - Service Class

Asset Allocation - Growth Portfolio - Service Class

Asset Allocation - Moderate Portfolio - Service Class

Asset Allocation - Moderate Growth Portfolio - Service Class

International Moderate Growth Fund

Capital Guardian Value - Service Class

Clarion Global Real Estate Securities - Service Class

Federated Growth and Income - Service Class

Transamerica Science and Technology-Service Class

J.P. Morgan Enhanced Index - Service Class

Marsico Growth - Service Class

BlackRock Large Cap Value - Service Class

MFS High Yield - Service Class

Munder Net50 - Service Class

PIMCO Total Return - Service Class

Legg Mason Partners All Cap-Service Class

T.Rowe Price Equity Income - Service Class

T.Rowe Price Small Cap - Service Class

Templeton Transamerica Global - Service Class

Third Avenue Value - Service Class

Transamerica Balanced - Service Class

Transamerica Convertible Securities - Service Class

Transamerica Equity - Service Class

Transamerica Growth Opportunities - Service Class

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Fund:

Transamerica Money Market - Service Class

Transamerica Small/Mid Cap Value-Service Class

Transamerica U.S. Government Securities-PAM Fund

Transamerica U.S. Government Securities - Service Class

Transamerica Value Balanced - Service Class

Van Kampen Mid Cap Growth - Service Class

Variable Insurance Products Fund - Service Class 2

Fidelity - VIP Index 500 Portfolio - Service Class 2

2004 reporting reflects activity from the inception date of January 12, 2004 through December 31, 2004, except as noted below. 2005 reporting reflects a full twelve month period.

Subaccount	Inception Date
Transamerica Small/Mid Cap Value-Service Class	May 1, 2004
International Moderate Growth	May 1, 2006

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2006:

Portfolio	Formerly
Templeton Transamerica Global	Templeton Great Companies Global
Transamerica Science and Technology	Great Companies-Technology SM
BlackRock Large Cap Value	Mercury Large Cap Value
Legg Mason Partners All Cap	Salomon All Cap

The following Portfolio mergers occurred effective October 27, 2006:

Portfolio	Formerly
Transamerica Equity	Great Companies - America SM
Transamerica Equity	Janus Growth

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2006.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Trust - Service Class
AEGON Bond Service Class	$3,792,517	$1,089,306
Asset Allocation - Conservative Portfolio - Service Class	37,941,213	15,266,544
Asset Allocation - Growth Portfolio - Service Class	69,066,258	9,637,273
Asset Allocation - Moderate Portfolio - Service Class	81,125,269	8,628,228
Asset Allocation - Moderate Growth Portfolio - Service Class	185,606,577	8,018,395
International Moderate Growth Fund	9,118,566	225,542
Capital Guardian Value - Service Class	5,663,920	1,106,487
Clarion Global Real Estate Securities - Service Class	15,695,759	3,412,498
Federated Growth and Income - Service Class	7,391,927	4,393,987
Transamerica Science and Technology-Service Class	291,253	336,905
J.P. Morgan Enhanced Index - Service Class	505,038	577,263
Marsico Growth - Service Class	1,127,498	1,175,679
BlackRock Large Cap Value - Service Class	10,146,769	2,455,041
MFS High Yield - Service Class	7,562,774	5,642,987
Munder Net50 - Service Class	1,790,046	1,392,311
PIMCO Total Return - Service Class	2,300,703	1,636,693
Legg Mason Partners All Cap-Service Class	2,905,258	653,254
T.Rowe Price Equity Income - Service Class	4,564,730	2,879,146
T.Rowe Price Small Cap - Service Class	4,811,416	7,198,707
Templeton Transamerica Global - Service Class	6,116,890	736,678
Third Avenue Value - Service Class	19,703,498	7,971,306
Transamerica Balanced - Service Class	2,900,302	510,591
Transamerica Convertible Securities - Service Class	1,079,080	707,689
Transamerica Equity - Service Class	18,866,084	4,011,373
Transamerica Growth Opportunities - Service Class	4,569,210	2,802,646
Transamerica Money Market	36,741,089	36,376,853
Transamerica Small/Mid Cap Value-Service Class	7,628,027	3,714,210
Transamerica U.S. Government Securities - Service Class	1,911,943	1,585,689
Transamerica Value Balanced - Service Class	1,796,405	1,932,246
Van Kampen Mid Cap Growth - Service Class	5,184,721	4,562,038
Transamerica U.S. Government Securities - PAM Fund	12,956,477	12,812,900
Variable Insurance Products Fund - Service Class 2
Fidelity - VIP Index 500 Portfolio - Service Class 2	1,402,378	531,035

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

as of December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	AEGON Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Subaccount	Asset Allocation - Moderate Growth Subaccount
Units outstanding at January 1, 2005	3,843,683	23,262,433	37,352,957	64,117,418	61,346,366
Units purchased	3,184,074	19,933,211	35,619,426	74,693,515	97,997,386
Units redeemed and transferred	(667,756)	(1,530,649)	(1,948,595)	(178,229)	2,662,103

Units outstanding at December 31, 2005	6,360,001	41,664,995	71,023,788	138,632,704	162,005,855
Units purchased	2,248,835	14,657,515	42,726,450	61,668,220	133,607,252
Units redeemed and transferred	99,578	1,877,047	(3,138,003)	(10,255,672)	(1,611,253)

Units outstanding at December 31, 2006	8,708,414	58,199,557	110,612,235	190,045,252	294,001,854

	International Moderate Growth Subaccount (1)	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount	Federated Growth and Income Subaccount	Transamerica Science and Technology Subaccount
Units outstanding at January 1, 2005	—	5,240,954	4,363,960	9,459,211	400,457
Units purchased	—	2,366,548	4,391,330	8,910,359	287,049
Units redeemed and transferred	—	(936,906)	604,731	1,282,673	(164,356)

Units outstanding at December 31, 2005	—	6,670,596	9,360,021	19,652,243	523,150
Units purchased	7,731,079	1,430,223	4,004,069	4,062,177	140,049
Units redeemed and transferred	1,485,478	1,358,484	1,579,109	(2,938,222)	(201,588)

Units outstanding at December 31, 2006	9,216,557	9,459,303	14,943,199	20,776,198	461,611

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

as of December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	J.P. Morgan Enhanced Index Subaccount	Marsico Growth Subaccount	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount
Units outstanding at January 1, 2005	2,539,027	2,626,409	626,188	1,022,257	1,515,748
Units purchased	372,586	1,538,366	2,740,010	1,674,019	963,842
Units redeemed and transferred	(710,947)	739,459	2,781,463	164,269	(429,838)

Units outstanding at December 31, 2005	2,200,666	4,904,234	6,147,661	2,860,545	2,049,752
Units purchased	224,579	885,927	2,962,308	535,158	742,276
Units redeemed and transferred	(288,506)	(868,629)	2,134,216	881,262	(305,516)

Units outstanding at December 31, 2006	2,136,739	4,921,532	11,244,185	4,276,965	2,486,512

	PIMCO Total Return Subaccount	Legg Mason Partners All Cap Subaccount	T.Rowe Price Equity Income Subaccount	T.Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount
Units outstanding at January 1, 2005	2,895,657	3,643,248	4,162,112	2,316,309	2,180,667
Units purchased	2,800,691	1,454,130	3,547,088	1,138,908	2,228,158
Units redeemed and transferred	532,302	(921,760)	296,896	3,594,190	(364,291)

Units outstanding at December 31, 2005	6,228,650	4,175,618	8,006,096	7,049,407	4,044,534
Units purchased	1,000,340	1,034,337	1,429,851	870,961	2,030,143
Units redeemed and transferred	(479,342)	280,666	(941,139)	(3,097,790)	2,464,322

Units outstanding at December 31, 2006	6,749,648	5,490,621	8,494,808	4,822,578	8,538,999

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

as of December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Third Avenue Value Subaccount	Transamerica Balanced Subaccount	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount	Transamerica Growth Opportunities Subaccount
Units outstanding at January 1, 2005	7,634,487	944,699	1,158,164	5,824,189	3,290,903
Units purchased	7,237,974	481,449	1,065,564	6,290,658	1,181,577
Units redeemed and transferred	3,860,867	23,171	647,509	(341,872)	(188,047)

Units outstanding at December 31, 2005	18,733,328	1,449,319	2,871,237	11,772,975	4,284,433
Units purchased	6,481,049	1,384,823	400,676	8,352,237	1,592,193
Units redeemed and transferred	421,649	585,005	(135,118)	2,917,428	(322,404)

Units outstanding at December 31, 2006	25,636,026	3,419,147	3,136,795	23,042,640	5,554,222

	Transamerica Money Market Subaccount	Transamerica Small/Mid Cap Value Subaccount(1)	Transamerica U.S. Government Securities Subaccount	Transamerica Value Balanced Subaccount	Van Kampen Mid Cap Growth Subaccount
Units outstanding at January 1, 2005	10,060,670	1,008,977	1,233,669	2,722,439	1,278,592
Units purchased	23,498,071	3,550,316	1,266,539	1,230,084	535,315
Units redeemed and transferred	(21,685,444)	2,512,808	(658,557)	(88,840)	(97,339)

Units outstanding at December 31, 2005	11,873,297	7,072,101	1,841,651	3,863,683	1,716,568
Units purchased	18,678,261	3,250,873	1,433,668	722,247	700,362
Units redeemed and transferred	(18,669,719)	(1,044,939)	(1,152,176)	(1,011,427)	(50,175)

Units outstanding at December 31, 2006	11,881,839	9,278,035	2,123,143	3,574,503	2,366,755

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

as of December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Fidelity - VIP Index 500 Subaccount	Transamerica U.S. Government Securities - PAM Fund Subaccount
Units outstanding at January 1, 2005	1,243,212	235,120
Units purchased	797,133	6
Units redeemed and transferred	58,792	(159,281)

Units outstanding at December 31, 2005	2,099,137	75,845
Units purchased	696,329	—
Units redeemed and transferred	48,442	65,317

Units outstanding at December 31, 2006	2,843,908	141,162

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AEGON Bond
	12/31/2006		8,708,414	$1.05	to	$1.03	$9,128,581	5.21%	1.25%	to	2.15%	2.35%	to	1.45%
	12/31/2005		6,360,001	1.03	to	1.01	6,524,049	5.31	1.25	to	2.15	0.81	to	(0.08)
	12/31/2004	(1)	3,843,683	1.02	to	1.01	3,918,907	8.05	1.25	to	2.15	2.05	to	1.18
Asset Allocation - Conservative
	12/31/2006		58,199,557	1.18	to	1.15	68,510,221	3.56	1.25	to	2.15	7.80	to	6.85
	12/31/2005		41,664,995	1.10	to	1.08	45,548,598	2.82	1.25	to	2.15	3.72	to	2.81
	12/31/2004	(1)	23,262,433	1.06	to	1.05	24,552,194	0.09	1.25	to	2.15	5.67	to	4.77
Asset Allocation - Growth
	12/31/2006		110,612,235	1.38	to	1.35	152,103,968	0.82	1.25	to	2.15	13.86	to	12.86
	12/31/2005		71,023,788	1.21	to	1.19	85,919,571	0.43	1.25	to	2.15	10.55	to	9.58
	12/31/2004	(1)	37,352,957	1.10	to	1.09	40,937,959	0.10	1.25	to	2.15	9.76	to	8.82
Asset Allocation - Moderate
	12/31/2006		190,045,252	1.25	to	1.22	236,285,790	2.62	1.25	to	2.15	9.84	to	8.88
	12/31/2005		138,632,704	1.14	to	1.12	157,160,352	1.98	1.25	to	2.15	5.81	to	4.88
	12/31/2004	(1)	64,117,418	1.07	to	1.07	68,804,915	0.02	1.25	to	2.15	7.45	to	6.53
Asset Allocation - Moderate Growth
	12/31/2006		294,001,854	1.33	to	1.29	388,647,351	1.64	1.25	to	2.15	12.14	to	11.16
	12/31/2005		162,005,855	1.18	to	1.16	191,283,115	1.18	1.25	to	2.15	8.36	to	7.41
	12/31/2004	(1)	61,346,366	1.09	to	1.08	66,946,331	0.22	1.25	to	2.15	9.28	to	8.35
International Moderate Growth
	12/31/2006	(1)	9,216,557	1.03	to	1.03	9,507,441	0.00	1.25	to	2.15	3.25	to	2.64
Capital Guardian Value
	12/31/2006		9,459,303	1.38	to	1.35	13,042,717	1.33	1.25	to	2.15	14.77	to	13.77
	12/31/2005		6,670,596	1.21	to	1.19	8,026,948	0.88	1.25	to	2.15	6.18	to	5.25
	12/31/2004	(1)	5,240,954	1.14	to	1.13	5,946,951	1.00	1.25	to	2.15	13.58	to	12.61
Clarion Global Real Estate Securities
	12/31/2006		14,943,199	2.07	to	2.01	30,765,797	1.24	1.25	to	2.15	40.17	to	38.94
	12/31/2005		9,360,021	1.47	to	1.45	13,768,507	1.70	1.25	to	2.15	11.79	to	10.81
	12/31/2004	(1)	4,363,960	1.32	to	1.31	5,749,212	2.04	1.25	to	2.15	31.94	to	30.81

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Federated Growth and Income
	12/31/2006		20,776,198	$1.10	to	$1.08	$22,841,117	1.46%	1.25%	to	2.15%	1.21%	to	0.32%
	12/31/2005		19,652,243	1.09	to	1.07	21,373,556	2.40	1.25	to	2.15	3.43	to	2.53
	12/31/2004	(1)	9,459,211	1.05	to	1.05	9,960,048	3.07	1.25	to	2.15	5.45	to	4.55
Transamerica Science and Technology
	12/31/2006		461,611	1.02	to	1.00	469,823	0.00	1.25	to	2.15	(0.48)	to	(1.35)
	12/31/2005		523,150	1.03	to	1.01	535,625	0.22	1.25	to	2.15	0.60	to	(0.28)
	12/31/2004	(1)	400,457	1.02	to	1.01	408,385	0.00	1.25	to	2.15	2.15	to	1.28
J.P. Morgan Enhanced Index
	12/31/2006		2,136,739	1.25	to	1.22	2,653,897	0.78	1.25	to	2.15	13.55	to	12.55
	12/31/2005		2,200,666	1.10	to	1.08	2,411,691	0.96	1.25	to	2.15	1.93	to	1.03
	12/31/2004	(1)	2,539,027	1.08	to	1.07	2,734,167	0.52	1.25	to	2.15	7.78	to	6.86
Marsico Growth
	12/31/2006		4,921,532	1.22	to	1.19	5,990,030	0.00	1.25	to	2.15	3.86	to	2.95
	12/31/2005		4,904,234	1.18	to	1.16	5,757,771	0.00	1.25	to	2.15	6.88	to	5.94
	12/31/2004	(1)	2,626,409	1.10	to	1.09	2,889,414	0.00	1.25	to	2.15	10.17	to	9.23
BlackRock Large Cap Value
	12/31/2006		11,244,185	1.51	to	1.47	16,938,126	0.42	1.25	to	2.15	15.18	to	14.17
	12/31/2005		6,147,661	1.31	to	1.29	8,049,501	0.73	1.25	to	2.15	14.31	to	13.30
	12/31/2004	(1)	626,188	1.15	to	1.14	718,238	1.08	1.25	to	2.15	14.91	to	13.93
MFS High Yield
	12/31/2006		4,276,965	1.17	to	1.14	4,970,445	10.42	1.25	to	2.15	9.25	to	8.30
	12/31/2005		2,860,545	1.07	to	1.05	3,044,255	12.19	1.25	to	2.15	0.25	to	(0.63)
	12/31/2004	(1)	1,022,257	1.06	to	1.06	1,086,848	7.24	1.25	to	2.15	6.45	to	5.54
Munder Net50
	12/31/2006		2,486,512	1.11	to	1.08	2,737,895	0.00	1.25	to	2.15	(1.52)	to	(2.39)
	12/31/2005		2,049,752	1.12	to	1.10	2,298,023	0.00	1.25	to	2.15	6.45	to	5.51
	12/31/2004	(1)	1,515,748	1.06	to	1.05	1,598,165	0.00	1.25	to	2.15	5.57	to	4.66
PIMCO Total Return
	12/31/2006		6,749,648	1.05	to	1.03	7,092,789	3.29	1.25	to	2.15	2.62	to	1.72
	12/31/2005		6,228,650	1.03	to	1.01	6,386,547	2.02	1.25	to	2.15	0.78	to	(0.11)
	12/31/2004	(1)	2,895,657	1.02	to	1.01	2,949,459	1.76	1.25	to	2.15	1.95	to	1.08
Legg Mason Partners All Cap
	12/31/2006		5,490,621	1.24	to	1.21	6,769,842	0.87	1.25	to	2.15	16.84	to	15.81
	12/31/2005		4,175,618	1.06	to	1.04	4,411,494	0.50	1.25	to	2.15	2.53	to	1.63
	12/31/2004	(1)	3,643,248	1.03	to	1.02	3,759,244	0.29	1.25	to	2.15	3.33	to	2.44

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
T.Rowe Price Equity Income
	12/31/2006		8,494,808	$1.34	to	$1.31	$11,357,830	1.61%	1.25%	to	2.15%	17.24%	to	16.21%
	12/31/2005		8,006,096	1.15	to	1.13	9,146,134	1.92	1.25	to	2.15	2.53	to	1.63
	12/31/2004	(1)	4,162,112	1.12	to	1.11	4,644,627	1.43	1.25	to	2.15	11.78	to	10.83
T.Rowe Price Small Cap
	12/31/2006		4,822,578	1.17	to	1.14	5,606,202	0.00	1.25	to	2.15	2.07	to	1.17
	12/31/2005		7,049,407	1.14	to	1.12	8,041,399	0.00	1.25	to	2.15	9.04	to	8.08
	12/31/2004	(1)	2,316,309	1.05	to	1.04	2,425,376	0.00	1.25	to	2.15	4.86	to	3.96
Templeton Transamerica Global
	12/31/2006		8,538,999	1.29	to	1.25	10,940,628	1.23	1.25	to	2.15	16.99	to	15.96
	12/31/2005		4,044,534	1.10	to	1.08	4,435,315	1.03	1.25	to	2.15	5.91	to	4.98
	12/31/2004	(1)	2,180,667	1.04	to	1.03	2,262,243	0.00	1.25	to	2.15	3.86	to	2.98
Third Avenue Value
	12/31/2006		25,636,026	1.58	to	1.54	40,329,360	0.68	1.25	to	2.15	14.36	to	13.36
	12/31/2005		18,733,328	1.38	to	1.36	25,805,668	0.56	1.25	to	2.15	17.01	to	15.98
	12/31/2004	(1)	7,634,487	1.18	to	1.17	8,999,321	0.55	1.25	to	2.15	18.07	to	17.07
Transamerica Balanced
	12/31/2006		3,419,147	1.24	to	1.20	4,202,608	1.02	1.25	to	2.15	7.40	to	6.46
	12/31/2005		1,449,319	1.15	to	1.13	1,662,529	1.37	1.25	to	2.15	6.46	to	5.53
	12/31/2004	(1)	944,699	1.08	to	1.07	1,019,638	0.87	1.25	to	2.15	8.05	to	7.12
Transamerica Convertible Securities
	12/31/2006		3,136,795	1.20	to	1.17	3,762,373	1.45	1.25	to	2.15	9.29	to	8.33
	12/31/2005		2,871,237	1.10	to	1.08	3,154,762	2.47	1.25	to	2.15	2.27	to	1.37
	12/31/2004	(1)	1,158,164	1.08	to	1.07	1,244,907	2.52	1.25	to	2.15	7.62	to	6.70
Transamerica Equity
	12/31/2006		23,042,640	1.39	to	1.36	31,939,865	0.00	1.25	to	2.15	7.05	to	6.11
	12/31/2005		11,772,975	1.30	to	1.28	15,272,809	0.31	1.25	to	2.15	14.85	to	13.84
	12/31/2004	(1)	5,824,189	1.13	to	1.12	6,591,749	0.00	1.25	to	2.15	13.35	to	12.38
Transamerica Growth Opportunities
	12/31/2006		5,554,222	1.35	to	1.31	7,456,082	0.09	1.25	to	2.15	3.61	to	2.70
	12/31/2005		4,284,433	1.30	to	1.28	5,561,265	0.00	1.25	to	2.15	14.50	to	13.50
	12/31/2004	(1)	3,290,903	1.14	to	1.13	3,735,617	0.00	1.25	to	2.15	13.75	to	12.78
Transamerica Money Market
	12/31/2006		11,881,839	1.04	to	1.01	12,310,363	4.42	1.25	to	2.15	3.18	to	2.28
	12/31/2005		11,873,297	1.01	to	0.99	11,946,132	2.64	1.25	to	2.15	1.36	to	0.47
	12/31/2004	(1)	10,060,670	1.00	to	0.99	10,000,095	0.93	1.25	to	2.15	(0.47)	to	(1.32)

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Small/Mid Cap Value
	12/31/2006		9,278,035	$1.47	to	$1.43	$13,542,828	0.78%	1.25%	to	2.15%	16.36%	to	15.34%
	12/31/2005		7,072,101	1.26	to	1.24	8,882,969	0.46	1.25	to	2.15	11.87	to	10.88
	12/31/2004	(1)	1,008,977	1.13	to	1.12	1,134,492	0.00	1.25	to	2.15	12.55	to	11.89
Transamerica U.S. Government Securities
	12/31/2006		2,123,143	1.03	to	1.01	2,183,131	4.31	1.25	to	2.15	1.79	to	0.90
	12/31/2005		1,841,651	1.01	to	1.00	1,863,814	3.74	1.25	to	2.15	0.73	to	(0.16)
	12/31/2004	(1)	1,233,669	1.01	to	1.00	1,241,116	4.34	1.25	to	2.15	0.71	to	(0.15)
Transamerica Value Balanced
	12/31/2006		3,574,503	1.28	to	1.25	4,553,087	2.05	1.25	to	2.15	13.63	to	12.63
	12/31/2005		3,863,683	1.13	to	1.11	4,338,599	2.62	1.25	to	2.15	4.90	to	3.98
	12/31/2004	(1)	2,722,439	1.07	to	1.06	2,917,057	1.18	1.25	to	2.15	7.25	to	6.34
Van Kampen Mid Cap Growth
	12/31/2006		2,366,755	1.18	to	1.15	2,781,079	0.00	1.25	to	2.15	8.24	to	7.29
	12/31/2005		1,716,568	1.09	to	1.07	1,865,817	0.00	1.25	to	2.15	5.99	to	5.06
	12/31/2004	(1)	1,278,592	1.03	to	1.02	1,312,453	0.00	1.25	to	2.15	2.73	to	1.85
Fidelity - VIP Index 500
	12/31/2006		2,843,908	1.27	to	1.23	3,585,763	1.33	1.25	to	2.15	14.02	to	13.01
	12/31/2005		2,099,137	1.11	to	1.09	2,324,119	1.21	1.25	to	2.15	3.27	to	2.36
	12/31/2004	(1)	1,243,212	1.08	to	1.07	1,334,635	0.19	1.25	to	2.15	7.50	to	6.58
Transamerica U.S. Government Securities - PAM Fund
	12/31/2006		141,162	1.03	to	1.01	145,095	11.52	1.25	to	2.15	1.79	to	0.90
	12/31/2005		75,845	1.01	to	1.00	76,805	0.50	1.25	to	2.15	0.73	to	(0.31)
	12/31/2004	(1)	235,120	1.01	to	1.00	236,240	7.72	1.25	to	2.00	0.71	to	(0.01)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods of less than one year have been annualized.

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

***	The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. Total returns for 2004 reflect a period from January 12, 2004 through December 31, 2004 except for those subaccounts indicated in the Organization and Summary of Significant Accounting Policies footnote. Total returns for 2005 and 2006 reflect a full twelve month period except for those subaccount indicated in the Organization and Summary of Significant Account Policies footnote and new expense ratios as follows:

Expense Ratios	Inception Date
1.90%	May 1, 2005
1.95%	May 1, 2005

There are subaccounts that have total returns outside of the range indicated above. Following is the list of the subaccounts and their corresponding total returns.

Subaccount	2005 Total Return range
AEGON Bond	0.81%	to	(0.17%)
Asset Allocation - Conservative	6.18	to	2.81
Asset Allocation - Growth	15.13	to	9.58
Asset Allocation - Moderate	9.33	to	4.88
Asset Allocation - Moderate Growth	12.51	to	7.41
Capital Guardian Value	8.62	to	5.25
Clarion Global Real Estate Securities	16.37	to	10.81
Federated Growth and Income	3.88	to	2.53
Transamerica Science and Technology	15.78	to	(0.28)
J.P. Morgan Enhanced Index	6.06	to	1.03
Marsico Growth	12.31	to	5.94
MFS High Yield	3.25	to	(0.63)
Munder Net50	28.27	to	5.51
Legg Mason Partners All Cap	9.04	to	1.63
T.Rowe Price Equity Income	5.07	to	1.63
T.Rowe Price Small Cap	16.92	to	8.08
Templeton Transamerica Global	10.40	to	4.98
Third Avenue Value	18.75	to	15.98
Transamerica Balanced	10.88	to	5.53
Transamerica Convertible Securities	11.65	to	1.37

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	2005 Total Return range
Transamerica Equity	23.31	to	13.84
Transamerica Growth Opportunities	24.46	to	13.50
Transamerica Small/Mid Cap Value	15.61	to	10.88
Transamerica Value Balanced	6.82	to	3.98
Van Kampen Mid Cap Growth	13.24	to	5.06
Fidelity - VIP Index 500	7.21	to	2.36
Transamerica U.S. Gov Securities - PAM Fund	0.86	to	(0.31)

Western Reserve Life Assurance Co. of Ohio

Separate Account VA U - WRL Freedom Premier® III Variable Annuity

Notes to Financial Statements

December 31, 2006

5. Administrative, Mortality, and Expense Risk Charge

Administrative charges include an annual charge of the lesser of 2% of the policy value or $30 per contract, which will commence on the first policy anniversary of each contract owner’s account. This charge is waived if the sum of the premium payments less the sum of all partial withdrawals equals or exceeds $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Mutual Fund Account. Western Reserve Life also deducts a daily charge equal to an annual rate .15% of the contract owner’s account for administrative expenses.

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for Western Reserve Life’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the account and ranges from 1.10% to 2.00%, depending on the death benefit selected. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Western Reserve Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Western Reserve Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Western Reserve Life, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

8. Other Matters

There continues to be significant federal and state regulatory activity relating to financial services companies. The separate accounts are not believed to be the focus of any regulatory inquiry. However, as part of an ongoing investigation regarding market timing and other compliance issues affecting Western Reserve Life and certain of its affiliates, the staff of the U.S. Securities and Exchange Commission has indicated that it is likely to take some action against Western Reserve Life and certain of its affiliates. Although it is not anticipated that these developments will have an adverse impact on the separate account, there can be no assurance at this time. Please refer to footnote number 14 of the Western Reserve Life financial statements for more information about this matter.

PART	C OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

(1)	(a	)	Resolution of the Board of Directors of Western Reserve Life Assurance Co. of Ohio authorizing establishment of the separate Account. Note 3

(2)			Not Applicable.

(3)	(a	)	Principal Underwriting Agreement by and between Western Reserve Life Assurance Co. of Ohio, on its own behalf and on the behalf of the separate investment accounts, and AFSG Securities Corporation. Note 3

	(a	)(1)	First Amendment to Principal Underwriting Agreement by and between Western Reserve Life Assurance Co. of Ohio, on its own behalf and on the behalf of the separate Account, and AFSG Securities Corporation. Note 3

	(a	)(2)	Second Amendment to Principal Underwriting Agreement by and between Western Reserve Life Assurance Co. of Ohio, on its own behalf and on the behalf of the Mutual Fund Account, and AFSG Securities Corporation. Note 8

	(a	)(3)	Amended and Reinstated Principal Underwriting Agreement between WRL and AFSG. Note 15

	(a	)(4)	First Amendment to Amended and Reinstated Principal Underwriting Agreement. Note 15

	(a	)(5)	Amendment No. 2 to Amended and Reinstated Principal Underwriting Agreement. Note 16

	(b	)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 1

(4)	(a	)	Form of Policy. Note 3

	(b	)	Form of Enhanced Death Benefit Rider (Return of Premium). Note 3

	(c	)	Form of Enhanced Death Benefit Rider (Annual Step-Up). Note 3

	(d	)	Form of Enhanced Death Benefit Rider (Double Enhanced). Note 3

	(e	)	Form of Enhanced Death Benefit Rider (Roll-Up). Note 3

	(f	)	Form of Surrender Charge Modification Rider (Liquidity Rider). Note 3

	(g	)	Form of Additional Death Benefit Rider (Bee-Extra II). Note 3

	(h	)	Form of Premium Enhancement Rider. Note 12

	(i	)	Form of C-Share Rider. Note 12

	(j	)	Form of 5 For Life Rider. Note 12

	(k	)	Form of Living Benefits Rider (GPS). Note 11

	(l	)	Form of Rider (5 for Life-Growth-without Death Benefit) Note 13

	(m	)	Form of Rider (5 for Life-Growth-with Death Benefit) Note 13

	(n	)	Form of Income select for life. Note 14

(5)	(a	)	Form of Application. Note 8

(6)	(a	)	Articles of Incorporation of Western Reserve Life Assurance Co. of Ohio. Note 3

	(b	)	ByLaws of Western Reserve Life Assurance Co. of Ohio. Note 3

(7)	(a	)	Reinsurance Agreement (TIRe). Note 2

	(b	)	Reinsurance Agreement (GPHRe). Note 3

(8)	(a	)	Participation Agreement between WRL Series Fund, Inc. and Western Reserve Life Assurance Co. of Ohio. Note 3

	(a	)(1)	Amendment No. 21 to Participation Agreement Between AEGON/Transamerica Series Fund, Inc. and Western Reserve Life Assurance Co. of Ohio. Note 8

	(a	)(2)	Amendment No. 22 to Participation Agreement Between AEGON/Transamerica Series Fund, Inc. and Western Reserve Life Assurance Co. of Ohio. dated December 1, 2003 Note 9

	(a	)(3)	Amendment No. 24 to Participation Agreement Between AEGON/Transamerica Series Fund, Inc. and Western Reserve Life Assurance Co. of Ohio. Note 12

	(a	)(4)	Amendment No. 25 to Participation Agreement (ATST) Note 12.

(8)	(a	)(5)	Amendment No. 26 to Participation Agreement (ATST)

(8)	(b	)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999. Note 4

	(b	)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement—Variable Insurance Products Fund II. Note 5

	(b	)(2)	Amendment No. 2 dated April 12, 2001 to Participation Agreement Variable Insurance Products Fund II. Note 6

	(b	)(3)	Amendment No. 3 dated September 1, 2003 to Participation Agreement Variable Insurance Products Fund II. Note 8

(8)	(b	)(4)	Amendment No. 4 dated December 1, 2003 to Participation Agreement Variable Insurance Products Fund II. Note 9

(8)	(c	)	Participation Agreement between Access Variable Insurance Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2003. Notes 7

(8)	(c	)(1)	Amendment No. 1 to Participation Agreement between Access Variable Insurance Trust and Western Reserve Life Assurance Co. of Ohio dated September 1, 2003. Note 8

(8)	(c	)(2)	Amendment No. 2 to Participation Agreement between Access Variable Insurance Trust and Western Reserve Life Assurance Co. of Ohio dated December 1, 2003. Note 9

(8)	(c	)(3)	Amended and Restated Participation Agreement between Access Variable Insurance Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2004. Note 9

(8)	(d	)	Participation Agreement (ProFunds). Note 15

(9)	(a)		Opinion and Consent of Counsel. Note 15

	(b)		Consent of Counsel. Note 16

(10)	(a	)	Consent of Independent Registered Public Accounting Firm. Note 16

	(b	)	Opinion and Consent of Actuary. Note 14

(11)			Not applicable.

(12)			Not applicable.

(13)			Performance Data Calculations. Note 14

(14)			Powers of Attorney. (K. Bachmann, B.K. Clancy, M. Kirby, P. Reaburn; J.C. Vahl, C.D. Vermie; A.J. Hamilton; A.J. Yaeger) Note 3 (Ron Wagley) Note 9 (Kenneth Kilbane) Note 10. (Arthur Schneider) 12 (Christopher H. Garrett) Note 13 (Charles T. Boswell, Timmy L. Stonehocker) 14 (Charles T. Boswell, Brenda K. Clancy, Arthur Schneider, Allan J. Hamilton, John Hunter and Timmy L. Stonehocker). Note 16

Note 1.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-87792) on May 8, 2002.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 (File No. 333-93969) on April 14, 2003.

Note 3.	Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-108525) on September 5, 2003.

Note 4.	Incorporated herein by reference to Initial Registration Statement to Form S-6 (File No. 333-57681) dated September 23, 1999.

Note 5.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-93169) Filed on April 10, 2000.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 16 to Form S-6 (File No. 33-69138) dated April 16, 2001.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-100993) dated April 22, 2003.

Note 8.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-108525) dated December 19, 2003.

Note 9.	Filed with Post-Effective Amendment No.1 Form N-4 (File No. 333-108525) dated April 29, 2004.

Note 10.	Filed with Post-Effective Amendment No.2 to Form N-4 Registration Statement (File No. 333-108525) dated January 7, 2005.

Note 11.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-112089) on January 22, 2004.

Note 12.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-108525) dated April 27, 2005.

Note 13.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-108525) dated December 13, 2005.

Note 14.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-108525) dated April 26, 2006.

Note 15.	Filed with Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) dated February 13, 2007.

Note 16.	Filed Herewith

Item 25.	Directors and Officers of the Depositor (Western Reserve Life Assurance Co. of Ohio)

Name and Business Address	Principal Positions and Offices with Depositor
Charles T. Boswell 570 Carillon Parkway St. Petersburg, FL 33716	Director and Chief Executive Officer

Darin D. Smith 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Vice President, Assistant Secretary and APS General Counsel

Brenda K. Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and President

Arthur Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President, Chief Tax Officer

Allan J. Hamilton 570 Carillon Parkway St. Petersburg, FL 33716-1202	Controller, Treasurer and Vice President

John Hunter 4333 Edgewood Rd NE Cedar Rapids, IA 52499-0001	Director, and Chief Financial Officer

Timmy L. Stonehocker 4333 Edgewood Rd NE Cedar Rapids, IA 52499	Director and Chairman of the Board

Item 26. Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

Academy Insurance Group, Inc.	Delaware	100% Commonwealth General Corporation	Holding company

ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company

AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment adviser

AEGON Dealer Services Canada, Inc.	Canada	100% 1490991 Ontario Limited	Mutual fund dealership

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	100% Monumental Life Insurance Company	Marketing company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets plc

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.72% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company

AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transemorica Coporation	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Co.	Investment advisor

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

As of 1/1/2007	Page 1

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Broker-Dealer

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ammest Realty Corporation	Texas	100% Monumental Life Insurance Company	Special-purpose subsidiary

Ampac Insurance Agency, Inc. (EIN 23-1720755)	Pennsylvania	100% Commonwealth General Corporation	Provider of management support services

Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent

Apple Partners of Iowa LLC	Iowa	Members: 58.13% Monumental Life Insurance Company; 41.87% Peoples Benefit Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

AUSA Merger Sub, Inc.	Delaware	100% AUSA Holding Company	Special purpose

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Bankers Financial Life Ins. Co.	Arizona	100% Voting Common Stock - First AUSA Life Insurance Co. Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.	Insurance

Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Benefit Plans, Inc.	Delaware	100% Commonwealth General Corporation	Inactive

As of 1/1/2007	Page 2

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
BF Equity LLC	New York	100% RCC North America LLC	Real estate

Buena Sombra Insurance Agency, Inc.	Maryland	91,790 shares of common stock owned by Commonwealth General Corporation; 8,210 shares of common stock owned by Peoples Benefit Life Insurance Company	Insurance agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 10 shares of common stock owned by Commonwealth General Corporation	Holding company

Capital Liberty, L.P.	Delaware	99.0% Monumental Life Insurance Company (Limited Partner); 1.0% Commonwealth General Corporation (General Partner)	Holding company

Commonwealth General Corporation (“CGC”)	Delaware	100% AEGON U.S. Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Colonial Plaza, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Rockbeach, Inc	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

As of 1/1/2007	Page 3

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Force Financial Group, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-affiliate of AEGON (99.99%)	Investments

As of 1/1/2007	Page 4

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investmetns VII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	100% Garnet Community Investments IX, LLC	Investments

Garnet LIHTC Fund X, LLC	Delaware	100% Garnet Community Investments X, LLC	Investments

Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments

Garnet LIHTC Fund XII, LLC	Delaware	100% Garnet Community Investments XII, LLC	Investments

Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company

Great Companies, L.L.C.	Iowa	100% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

InterSecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Investment Advisors International, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Investment advisor

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote. First AUSA Life Insurance Co.	Insurance

JMH Operating Company, Inc.	Mississippi	100% People’s Benefit Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

As of 1/1/2007	Page 5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Maryland	73.23% Capital General Development Company; 26.77% First AUSA Life Insurance Company	Insurance Company

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency

NEF Investment Company	Calfornia	100% TOLIC	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Life Insurance Company	Iowa	76.3% Monumental Life Insurance Company; 20% Capital Liberty, L.P.; 3.7% CGC	Insurance Company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Insurance Company	Special-purpose subsidiary

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% owned by TOLIC	Special purpose corporation

Quest Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Travel discount plan

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

RCC Properties Limited Partnership	Iowa	AEGON USA Realty Advisors, Inc. is General Partner and 5% owner; all limited partners are RCC entities within the RCC group	Limited Partnership

As of 1/1/2007	Page 6

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Co.; 23% TOLIC; 1% Stonebridge Life Insurance Co.; 11% LIICA; 14% PBLIC; 5% MLIC	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 32% owned by Peoples Benefit Life Insurance Company; 10% owned by Transamerica Occidental Life Insurance Company; 9.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

Real Estate Alternatives Portfolio 4HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 22% owned by Monumental Life Insurance Company; 10% owned by Peoples Benefit Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 22% owned by Monumental Life Insurance Company; 10% owned by Peoples Benefit Life Insurance Company; 4% owned by Transamerica Financial Life Ins	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partners: Trransamerica Products, Inc.; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

As of 1/1/2007	Page 7

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

South Glen Apartments, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Limited liability company

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock AEGON USA, Inc.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge International Marketing Ltd.	UK	100% Cornerstone International Holdings Ltd.	Marketing

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBC III, Inc.	Delaware	100% TFCFC Asset Holdings, Inc.	Special purpose corporation

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC

TFC Properties, Inc.	Delaware	100% Transamerica Corporation	Holding company

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware		Voting Trust

The Insurance Agency for the American Working Family, Inc.	Maryland	100% Veterans Life Insurance Company	Insurance

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership

As of 1/1/2007	Page 8

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Annuity Service Corporation	New Mexico	100% TSC	Performs services required for structured settlements

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica China Investments Holdings Limited	Hong Kong	99% TOLIC	Holding company

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

Transamerica Direct Marketing Group, Mexico S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Transamerica Direct Marketing Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

Transamerica Direct Marketing Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International N.V.	Marketing company

Transamerica Direct Marketing Taiwan, Ltd.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

Transamerica Direct Marketing (Thailand), Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remiaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% TSC	Broker/dealer

Transamerica Financial Institutions,Inc.	Minnesota	100% AEGON Financial Services Group,Inc.	Inactive

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance

Transamerica Financial Resources Ins. Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Advisors, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns - 23%	Fund advisor

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

As of 1/1/2007	Page 9

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica IDEX Mutual Funds	Delaware	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance

Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company

Transamerica Investors, Inc.	Maryland	Maintains advisor status	Advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda—will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance

Transamerica Marketing E Correctora De Seguros De Vida Do Brazil Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company

Transamerica Mezzanine Financing Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica Products, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

As of 1/1/2007	Page 10

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica Service Company; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance

Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance

Transamerica Products, Inc. (“TPI”)	California	100% TSC	Holding company

Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company

Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Communities S.F., Inc.	Delaware	100% TFC Properties, Inc.	Inactive

Transamerica Retirement Communities S.J., Inc.	Delaware	100% TFC Properties, Inc.	Inactive

Transamerica Securities Sales Corp.	Maryland	100% TSC	Life insurance sales

Transamerica Service Company (“TSC”)	Delaware	100% TIHI	Holding company

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of admin. services

United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Furniture & equipment lessor

Veterans Insurance Services, Inc.	Delaware	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

Veterans Life Insurance Company	Illinois	100% AEGON USA, Inc.	Insurance company

Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive

Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

As of 1/1/2007	Page 11

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

As of 1/1/2007	Page 12

Item 27. Number of Contract Owners

As of February 28, 2007, there were 17,636 Contract owners.

Item 28. Indemnification

Provisions exist under the Ohio General Corporation Law (see, e.g., Section 1701.13), the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Peoples Benefit Life Insurance Company Separate Account I, Peoples Benefit Life Insurance Company Separate Account II and Peoples Benefit Life Insurance Company Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA WM. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

(b) Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Phillip S. Eckman	(2)	Director
Paula G. Nelson	(3)	Director, Chief Executive Officer and President
Larry N. Norman	(1)	Director
John Mallett	(1)	Director
Linda S. Gilmer	(1)	Executive Vice President – Finance
Frank A. Camp	(1)	Corporate Secretary
Michael W. Brandsma	(3)	Managing Director and Executive Vice President
Jay A. Hewitt	(2)	Managing Director and Executive Vice President
Robert R. Frederick	(1)	Managing Director and Executive Vice President
Lon J. Olejniczak	(1)	Managing Director and Executive Vice President
Courtney A. John	(3)	Chief Compliance Officer
Carol A. Sterlacci		Vice President
Darin D. Smith	(1)	Assistant Vice President
Brenda L. Smith		Assistant Vice President
Priscilla I. Hechler	(4)	Assistant Vice President and Assistant Secretary
Arthur D. Woods	(4)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Frank J. Rosa	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Amy Boyle	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President

(1) 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2) 600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(3) 4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(4) 570 Carillon Parkway, St. Petersburg, FL 33716

(5) 1111 North Charles Street, Baltimore, MD 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions (2)	Compensation and Redemption	Brokerage Commissions	Compensation
AFSG Securities Corporation(1)	$33,888,896	0	0	0
Transamerica Capital, Inc.	0	0	0	0

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.
(2)	Fiscal Year 2006

Item 30.    Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Western Reserve Life Assurance Co. of Ohio at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.    Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.    Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Western Reserve Life Assurance Co. of Ohio at the address or phone number listed in the Prospectus.

(d)	Western Reserve Life Assurance Co. of Ohio hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve Life Assurance Co. of Ohio.

SECTION 403(B) REPRESENTATIONS

Western Reserve Life Assurance Co. of Ohio represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 23rd day of April, 2007

SEPARATE ACCOUNT VA U

WESTERN RESERVE LIFE
ASSURANCE CO. OF OHIO
Depositor

*
Brenda K. Clancy
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Timmy L. Stonehocker	Director and Chairman of the Board	, 2007

* Charles T. Boswell	Director and Chief Executive Officer	, 2007

* Brenda K. Clancy	Director and President	, 2007

* John Hunter	Director and Chief Financial Officer	, 2007

* Arthur Schneider	Director, Senior Vice President, and Chief Tax Officer	, 2007

/s/ Darin D. Smith Darin D. Smith	Vice President, Assistant Secretary and APS General Counsel	April 23, 2007

* Allan J. Hamilton	Controller, Treasurer and Vice President	, 2007

*	By Darin D. Smith, Attorney-in-Fact

Registration No. 333-108525

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

SEPARATE ACCOUNT VA U

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
3(a)(5)	Amendment No. 2 to Amended and Reinstated Principal Underwriting Agreement

9(b)	Consent of Counsel

10(a)	Consent of Independent Registered Public Accounting Firm

14	Powers of Attorney

*	Page numbers included only in manually executed original.